UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Soliciting Material Pursuant to §240.14a-12

THE PBSJ CORPORATION

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The PBSJ Corporation

4030 West Boy Scout Boulevard, Suite 700

Tampa, Florida 33607

September 8, 2010

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of The PBSJ Corporation, a Florida corporation (“PBSJ” or the “Company”), which will be held on October 1, 2010 at 9:00 a.m. local time, at The PBSJ Corporation Headquarters Building, 4030 West Boy Scout Boulevard, Suite 1000, Tampa, Florida 33607. Notice of the special meeting and the related proxy statement are enclosed.

The board of directors of the Company has unanimously approved and adopted a merger agreement providing for the merger of the Company with an indirect wholly-owned Florida subsidiary of WS Atkins plc (“Atkins”). If our shareholders approve the merger and, subject to certain other conditions, the merger is completed, each share of PBSJ Class A common stock will be converted into the right to receive $17.137 in cash, without interest and less any required withholding taxes. Following the merger, PBSJ will become an indirect wholly-owned subsidiary of Atkins.

At the special meeting, you will be asked to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of August 1, 2010, by and among Atkins, a public limited company organized under the laws of England and Wales, Faldo MAS, Inc., a Florida corporation, and PBSJ. After careful consideration, our board of directors unanimously approved and adopted the merger agreement, approved the merger and the other transactions contemplated by the merger agreement, and determined that the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of the Company and our shareholders. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE MERGER AGREEMENT AND THE MERGER.

The proxy statement attached to this letter provides you with information about the merger and the special meeting. A copy of the merger agreement is attached as Annex A to the proxy statement. We encourage you to read the entire proxy statement carefully. You may also obtain additional information about us from documents we have filed with the Securities and Exchange Commission.

Your vote is very important, regardless of the number of shares of our Class A common stock you own. We cannot complete the merger unless holders of a majority of all outstanding shares of our Class A common stock entitled to vote at the special meeting of shareholders vote to approve the merger agreement.

You may own shares of our Class A common stock directly as a record holder, indirectly through participation in The PBSJ Corporation Employee Profit Sharing and Stock Ownership Plan (the “ESOP/401(k) Plan”), or in some combination. Accordingly, you may need to follow one or two different procedures in order to vote your shares. Please read the instructions in this letter and the attached proxy statement carefully.

ESOP/401(k) Plan Participants

If you are a participant in the ESOP/401(k) Plan, you are being provided one voting instruction card and control number for all shares of our Class A common stock allocated to your accounts within the ESOP/401(k) Plan (the “Voting Instruction Card”). The Voting Instruction Card will allow you to direct The Charles Schwab Trust Company, a division of Charles Schwab Bank, the Trustee of the ESOP/401(k) Plan, as to how you want it to vote your allocated shares with respect to approval of the merger agreement and the merger. If you submit the Voting Instruction Card or submit your direction to the Trustee via telephone or Internet, the Trustee will vote the shares allocated to your accounts in the ESOP/401(k) Plan in accordance with your direction, the ESOP/401(k) Plan and applicable law. You may vote shares allocated to your accounts in the ESOP/401(k) Plan as described in the Voting Instruction Card, including via telephone or Internet by using the control number from the Voting Instruction Card. You may not vote shares held by you as record holder (i.e., shares not held in the ESOP/401(k) Plan) via the Voting Instruction Card. Shares held by you as a record holder must be voted using the proxy card provided with this proxy statement as described in “Record Holders” below.

If you do not direct the Trustee as to how the shares of our Class A common stock allocated to your accounts within the ESOP/401(k) Plan are to be voted, then GreatBanc Trust Company (the “Independent Fiduciary”), which has been appointed to serve as an independent fiduciary of the ESOP/401(k) Plan in connection with the merger agreement and the merger, will, in its discretion, direct the Trustee as to how to vote those shares. Accordingly, if you are a participant in the ESOP/401(k) Plan and you do not direct the Trustee as to how to vote the shares allocated to your accounts, the Independent Fiduciary may direct that those shares be voted for, against or abstained with respect to approval of the merger agreement and the merger.

If you are a participant in the ESOP/401(k) Plan, you are being provided, in addition to the proxy statement, an informational supplement (the “ESOP Supplement”), including an important letter from the Independent Fiduciary, regarding the merger and the voting of the shares of our Class A common stock allocated to your accounts within the ESOP/401(k) Plan. We urge you to read the ESOP Supplement carefully.

Record Holders

If you hold shares of our Class A common stock other than through the ESOP/401(k) Plan (as a record holder), you are being provided a separate proxy card and control number, to vote such shares (or you may follow the instructions contained in the proxy statement and proxy card to vote such shares via telephone or the Internet). You may not vote shares held in the ESOP/401(k) Plan via the proxy card or via telephone or Internet by using the control number from the proxy card; you must use the Voting Instruction Card or direct the Trustee via telephone or Internet by using the control number from the Voting Instruction Card in order for those shares allocated to your accounts in the ESOP/401(k) Plan to be voted in accordance with your direction.

If you are a shareholder of record and you do not vote, it will have the same effect as a vote against the approval of the merger agreement and the merger.

On behalf of the board of directors, thank you for your continued support.

Robert J. Paulsen

Chairman of the Board,

Chief Executive Officer and President

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, IF YOU ARE A SHAREHOLDER OF RECORD, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS PRINTED ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS OF RECORD WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON. YOUR PROXY CARD MUST BE RECEIVED BY WELLS FARGO SHAREOWNER SERVICES BY NOON, CENTRAL TIME, ON SEPTEMBER 30, 2010 IF SUBMITTING A PROXY BY MAIL OR BY 11:59 P.M., CENTRAL TIME, ON SEPTEMBER 30, 2010 IF VOTING BY TELEPHONE OR INTERNET.

IF YOU ARE A PARTICIPANT IN THE ESOP/401(K) PLAN, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED VOTING INSTRUCTION CARD AND RETURN IT IN THE ENCLOSED RETURN ENVELOPE OR SUBMIT YOUR DIRECTIONS TO THE TRUSTEE BY TELEPHONE OR THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS PRINTED ON THE ENCLOSED VOTING INSTRUCTION CARD. YOUR DIRECTION MUST BE RECEIVED BY WELLS FARGO SHAREOWNER SERVICES BY NOON, CENTRAL TIME, ON SEPTEMBER 29, 2010 IF SUBMITTING A VOTING INSTRUCTION CARD BY MAIL OR BY 11:59 P.M., CENTRAL TIME, ON SEPTEMBER 29, 2010 IF SUBMITTING YOUR DIRECTION BY TELEPHONE OR INTERNET. OTHERWISE, THE SHARES ALLOCATED TO YOUR ACCOUNTS IN THE IN THE ESOP/401(K) PLAN WILL BE DIRECTED BY THE INDEPENDENT FIDUCIARY IN ITS DISCRETION. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PARTICIPANTS IN THE ESOP/401(K) PLAN MAY CHANGE THE DIRECTION PROVIDED TO THE TRUSTEE ONLY PRIOR TO THE MEETING. PARTICIPANTS IN THE ESOP/401(K) PLAN MAY NEVERTHELESS ATTEND THE MEETING, BUT MAY NOT PROVIDE A DIRECTION TO THE TRUSTEE IN PERSON.

THIS PROXY STATEMENT IS DATED SEPTEMBER 8, 2010 AND IS FIRST BEING

MAILED TO SHAREHOLDERS ON OR ABOUT SEPTEMBER 8, 2010.

Notice of Special Meeting

of Shareholders to be held

October 1, 2010

and

Proxy Statement

The PBSJ Corporation

4030 West Boy Scout Boulevard, Suite 700, Tampa, FL 33607 (813) 282-7275

THE PBSJ CORPORATION

4030 West Boy Scout Boulevard, Suite 700

Tampa, Florida 33607

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 1, 2010

A special meeting of the shareholders of The PBSJ Corporation, a Florida corporation (“PBSJ” or the “Company”), will be held at The PBSJ Corporation Headquarters Building, 4030 West Boy Scout Boulevard, Suite 1000, Tampa, Florida 33607, on October 1, 2010, beginning at 9:00 a.m., local time, for the following purposes:

1.	Approval of the Merger Agreement and the Merger. To consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of August 1, 2010, by and among WS Atkins plc, a public limited company organized under the laws of England and Wales (“Atkins”), Faldo MAS, Inc., a Florida corporation and indirect wholly-owned subsidiary of Atkins (“Merger Sub”), and the Company, pursuant to which, upon the merger becoming effective, each outstanding share of Company Class A common stock, par value $0.00067 per share (other than shares owned by the Company (or any subsidiary of the Company) as treasury stock, Atkins or Merger Sub), will be converted into the right to receive $17.137 in cash, without interest and less any required withholding taxes.

2.	Adjournment or Postponement of the Special Meeting. To approve the adjournment or postponement of the special meeting, if necessary or appropriate, for, among other reasons, the solicitation of additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement.

3.	Other Matters. To transact such other business as may properly come before the special meeting or any adjournment thereof.

Only holders of record of our Class A common stock at the close of business on September 1, 2010 (other than unvested restricted shares issued pursuant to the 2008 Employee Restricted Stock Plan), are entitled to receive notice of, and to vote at, the special meeting or any adjournment or postponement of the special meeting. Participants in the ESOP/401(k) Plan are entitled to direct the Trustee how to vote the shares of Class A common stock allocated to their accounts. All shareholders of record and participants in the ESOP/401(k) Plan are cordially invited to attend the special meeting in person.

Your vote is very important, regardless of the number of shares of our Class A common stock that you own. The approval of the merger agreement and the merger requires the affirmative vote of more than 50% of the outstanding shares of our Class A common stock entitled to vote at the special meeting.

ESOP/401(k) Plan Participants

If you are a participant in The PBSJ Corporation Employee Profit Sharing and Stock Ownership Plan (the “ESOP/401(k) Plan”), you must follow the instructions on the Voting Instruction Card in order to direct the Trustee of the ESOP/401(k) Plan as to how the shares of our Class A common stock allocated to your accounts within the ESOP/401(k) Plan are to be voted; you may not direct the Trustee at the special meeting. If you submit the Voting Instruction Card or submit your direction to the Trustee via telephone or Internet, the Trustee will vote the shares allocated to your accounts in the ESOP/401(k) Plan in accordance with your direction, the ESOP/401(k) Plan and applicable law. If you do not direct the Trustee as to how the shares allocated to your accounts within the ESOP/401(k) Plan are to be voted, then GreatBanc Trust Company, which has been appointed to serve as an independent fiduciary of the ESOP/401(k) Plan in connection with the merger agreement and the merger, will, in its discretion, direct the Trustee as to how to vote those shares.

Information regarding the voting of shares held by the ESOP/401(k) Plan for the accounts of ESOP/401(k) Plan participants is contained in the ESOP Supplement attached to this proxy statement. Shares held by the ESOP/401(k) Plan may only be voted as described in the ESOP Supplement and the Voting Instruction Card.

Record Holders

Even if you plan to attend the special meeting in person, if you are a shareholder of record, we request that you complete, sign, date and return the enclosed proxy in the envelope provided, or submit your proxy by telephone or the Internet in accordance with the instructions printed on the enclosed proxy card, and thus ensure that your shares will be represented at the meeting if you are unable to attend.

If you fail to vote by proxy or in person, the effect will be that your shares (other than those held in your accounts the ESOP/401(k) Plan) will not be counted for purposes of determining whether a quorum is present at the special meeting and, if a quorum is present, will have the same effect as a vote against the approval of the merger agreement and the merger. If you are a shareholder of record and wish to vote in person at the special meeting, you may revoke your proxy and vote in person.

The board of directors of PBSJ unanimously recommends that shareholders vote FOR the approval of the merger agreement and the merger and FOR the approval of the adjournment or postponement of the special meeting, if necessary or appropriate, for the solicitation of additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the proposal to approve the merger agreement and the merger.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Benjamin P. Butterfield

Benjamin P. Butterfield,

Secretary

Tampa, Florida

September 8, 2010

Shareholders and participants in the ESOP/401(k) Plan are cordially invited to attend the special meeting in person. Whether or not you plan to attend the special meeting, if you are a shareholder of record, please complete, date, sign and return the enclosed proxy, or vote over the telephone or Internet, as promptly as possible in order to ensure your representation at the special meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have returned your proxy, you may still vote in person if you attend the special meeting. We also urge you to direct the Trustee of the ESOP/401(k) Plan to vote shares allocated to your accounts in the ESOP/401(k) Plan by submitting a Voting Instruction Card or submitting your direction by telephone or Internet as described in the ESOP Supplement. Your direction must be received by Wells Fargo Shareowner Services by noon, central time, on September 29, 2010 if submitting a Voting Instruction Card by mail or by 11:59 p.m., central time, on September 29, 2010 if submitting your direction by telephone or Internet.

SUMMARY

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the merger fully, and for a more complete description of the legal terms of the merger, you should carefully read this entire proxy statement, the annexes attached to this proxy statement and the documents referred to or incorporated by reference in this proxy statement. We have included page references in parentheses to direct you to the appropriate place in this proxy statement for a more complete description of the topics presented in this summary. In this proxy statement, the terms “PBSJ,” the “Company,” “we,” “us” and “our” refer to The PBSJ Corporation.

The Parties to the Merger Agreement (page 15)

The PBSJ Corporation

4030 West Boy Scout Boulevard

Suite 700

Tampa, Florida 33607

(813) 282-7275

PBSJ, a Florida corporation, is an employee-owned professional services organization that provides a broad range of program management, planning, design, and construction management services to a variety of public and private sector clients across the United States and internationally. PBSJ, headquartered in Tampa, Florida, is the parent corporation of Post, Buckley, Schuh & Jernigan, Inc.; Peter R. Brown Construction, Inc.; and PBS&J International, Inc. The corporation has approximately 3,400 employees throughout the United States and overseas.

WS Atkins plc

Woodcote Grove

Ashley Road

Epsom, Surrey KT18 5BW

011 44 1372 6140

WS Atkins plc (“Atkins”), a public limited company organized under the laws of England and Wales, plans, designs and enables the delivery of complex infrastructure and buildings for clients in the public and private sectors across the world. Atkins is the largest engineering consultancy in the UK and the world’s 11th largest international design firm (sources: New Civil Engineer Consultants File, 2010; Engineering News-Record, 2010). Atkins is the official engineering design services provider for the London 2012 Olympic and Paralympic Games. Atkins has approximately 15,600 employees.

Faldo MAS, Inc.

200 Princeton South Corporate Center

Suite 260

Ewing, New Jersey 08628

(609) 403-7840

Faldo MAS, Inc. (“Merger Sub”), a Florida corporation and an indirect wholly-owned subsidiary of Atkins, was formed solely for the purpose of entering into the merger agreement with PBSJ and completing the merger, and has not conducted any business operations.

The Special Meeting

Place, Time and Purpose (page 16)

The special meeting will be held at The PBSJ Corporation Headquarters Building, 4030 West Boy Scout Boulevard, Suite 1000, Tampa, Florida 33607, on October 1, 2010, beginning at 9:00 a.m., local time.

You will be asked to consider and vote on a proposal to approve the Agreement and Plan of Merger, dated as of August 1, 2010 (the “merger agreement”), by and among Atkins, Merger Sub and PBSJ. The merger agreement provides that Merger Sub will be merged with and into PBSJ (the “merger”), with PBSJ being the surviving corporation in the merger (the “surviving corporation”) and becoming an indirect wholly-owned subsidiary of Atkins. Each outstanding share of PBSJ Class A common stock (other than shares owned by PBSJ (or any subsidiary of PBSJ) as treasury stock, Atkins or Merger Sub) will be converted into the right to receive $17.137 in cash, without interest and less any required withholding taxes.

The persons named in the accompanying proxy card will also have discretionary authority to vote upon other business, if any, that properly comes before the special meeting and any adjournments or postponements of the special meeting.

Record Date and Quorum (page 16)

Only holders of record of our Class A common stock at the close of business on September 1, 2010, the record date for the special meeting, are entitled to receive notice of and to participate in the special meeting. No shares of our non-voting Class B common stock were outstanding on the record date. If you were a shareholder of record on the record date, you will be entitled to vote all of the shares that you held of record on that date (other than unvested restricted shares issued pursuant to the 2008 Employee Restricted Stock Plan (the “Restricted Stock Plan”)) at the special meeting, or at a subsequent date if the special meeting is adjourned or postponed. Unvested restricted shares issued pursuant to the Restricted Stock Plan do not have any voting rights pursuant to the terms of such plan. Each outstanding share of our Class A common stock (other than such restricted shares) will be entitled to one vote on each matter considered at the special meeting.

The shareholder of record for shares of our Class A common stock held in The PBSJ Corporation Employee Profit Sharing and Stock Ownership Plan (the “ESOP/401(k) Plan”) is the Trustee, The Charles Schwab Trust Company, a division of Charles Schwab Bank. The Trustee will vote shares held by the ESOP/401(k) Plan in accordance with the directions it receives from ESOP/401(k) Plan participants, the ESOP/401(k) Plan and applicable law. With respect to any shares for which the beneficial owner does not provide direction, the Trustee will vote such shares in accordance with the direction the Trustee receives from GreatBanc Trust Company (the “Independent Fiduciary”), which has been appointed to serve as an independent fiduciary of the ESOP/401(k) Plan in connection with the merger agreement and the merger. Participants in the ESOP/401(k) Plan may direct the Trustee how their shares in ESOP/401(k) Plan accounts are to be voted as described in this proxy statement and the ESOP Supplement.

Holders of a majority of the outstanding shares of common stock entitled to vote must be present, in person or by proxy, at the special meeting to achieve the required quorum for the transaction of business. As of the record date, 16,493,202.88 shares of our Class A common stock were outstanding, representing 16,064,628.59 votes, excluding the unvested restricted shares issued pursuant to the Restricted Stock Plan. Therefore, the presence of the holders of Class A common stock representing at least 8,032,314.3 votes will be required to establish a quorum.

All votes will be tabulated by Wells Fargo Shareowner Services, the inspector of elections appointed for the special meeting, who will separately and confidentially count votes for and against and abstentions. Proxies received but marked as abstentions (or refusals to vote) will be included in the calculation of the number of votes considered to be present at the special meeting.

Required Vote (page 16)

Completion of the merger requires the approval of the merger agreement and the merger by the affirmative vote of more than 50% of the outstanding shares of our Class A common stock at the close of business and entitled to vote on the record date for the special meeting (other than unvested restricted shares issued pursuant to the

Restricted Stock Plan). If it appears that a quorum is not present or represented by proxy at the special meeting, the chairman of the special meeting has the power to adjourn the meeting. If a quorum does exist, approval of the proposal to adjourn or postpone the meeting, if necessary or appropriate, to solicit additional proxies requires that the number of shares voted in favor of adjournment or postponement are greater than those voted against. Notice of the adjourned meeting need not be given if the time and place to which the meeting is adjourned is announced at the meeting before an adjournment is taken, the board of directors does not fix a new record date for the adjourned meeting and, in the case of an adjournment by the chairman of the meeting if it appears that a quorum is not present or represented by proxy, the adjournment is for not more than thirty days. If you are a shareholder of record, a failure to vote your shares of our Class A common stock or submission of a proxy marked “ABSTAIN” will have the same effect as votes cast “AGAINST” the approval of the merger agreement and the merger and will have no effect on a vote to adjourn or postpone the special meeting if a quorum is present. If you are a participant in the ESOP/401(k) Plan and you do not instruct the Trustee as to how the shares of our Class A common stock allocated to your accounts within the ESOP/401(k) Plan should be voted, then the Independent Fiduciary, in its discretion, will direct the Trustee as to how to vote those shares. Accordingly, if you are a participant in the ESOP/401(k) Plan and you do not instruct the Trustee as to how to vote the shares allocated to your accounts, the Independent Fiduciary may direct that those shares be voted for, against or abstained with respect to the approval of the merger agreement and the merger.

Security Ownership of Directors and Executive Officers (page 69)

As of the record date for the special meeting, our directors and executive officers held and are entitled to vote 766,087.52 shares of our Class A common stock, or approximately 4.64% of the outstanding shares of our Class A common stock. Our directors and executive officers have informed us that they intend to vote all of their shares of PBSJ Class A common stock “FOR” the approval of the merger agreement and the merger and “FOR” any adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies.

Voting and Proxies (page 17)

Record Holders

Any PBSJ shareholder of record entitled to vote may vote by telephone or via Internet or complete, sign, and date the accompanying proxy card and return it to Wells Fargo Shareowner Services. If you are a shareholder of record and attend the special meeting, you may vote in person or deliver your completed proxy card in person.

Shareholders of record should review their proxy card for instructions for voting by telephone or Internet. Please follow the directions on your proxy card carefully. Shareholders of record submitting proxies via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which would be borne by the shareholders. If you submit your proxy card by mail, it must be received by Wells Fargo Shareowner Services by noon, central time, on September 30, 2010. The deadline for voting by telephone or Internet is 11:59 p.m., central time, on September 30, 2010.

You may not vote shares held in the ESOP/401(k) Plan via the proxy card or via telephone or Internet by using the control number from the proxy card; you must use the Voting Instruction Card or direct the Trustee via telephone or Internet by using the control number from the Voting Instruction Card in order for those shares allocated to your accounts in the ESOP/401(k) Plan to be voted in accordance with your direction, the ESOP/401(k) Plan and applicable law.

ESOP/401(k) Plan Participants

On each matter to be considered at the special meeting, each participant in the ESOP/401(k) Plan is entitled to direct the Trustee of the ESOP/401(k) Plan as to how to vote all of the shares of our Class A common stock allocated to that participant’s accounts in the ESOP/401(k) Plan, including shares in the 401(k) component of the ESOP/401(k) Plan. If you submit the Voting Instruction Card or submit your direction to the Trustee via telephone or Internet, the Trustee will vote the shares allocated to your accounts in the ESOP/401(k) Plan in accordance with your direction, the ESOP/401(k) Plan and applicable law.

If you are a participant in the ESOP/401(k) Plan, you are being provided one Voting Instruction Card and control number for all shares of our Class A common stock allocated to your accounts within the ESOP/401(k) Plan (the “Voting Instruction Card”). The Voting Instruction Card will allow you to direct the Trustee of the ESOP/401(k) Plan as to how you want it to vote your allocated shares with respect to approval of the merger agreement and the merger. You may submit your Voting Instruction Card by mail or submit your direction to the Trustee via telephone or Internet by using the control number from the Voting Instruction Card. Participants in the ESOP/401(k) Plan submitting their directions to the Trustee via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which would be borne by the participants.

If you submit your Voting Instruction Card by mail, it must be received by Wells Fargo Shareowner Services by noon, central time, on September 29, 2010. The deadline for submitting directions to the Trustee by telephone or Internet is 11:59 p.m., central time, on September 29, 2010. You may not provide your direction to the Trustee at the special meeting and may not revoke your direction to the Trustee at the special meeting.

You may not vote shares held by you as record holder via the Voting Instruction Card. Shares held by you as a record holder must be voted using the proxy card provided with this proxy statement as described in “Record Holders” above.

If you do not direct the Trustee as to how the shares of our Class A common stock allocated to your accounts within the ESOP/401(k) Plan should be voted, then the Independent Fiduciary, in its discretion, will direct the Trustee as to how to vote those shares. Accordingly, if you are a participant in the ESOP/401(k) Plan and you do not direct the Trustee as to how to vote the shares allocated to your account, the Independent Fiduciary may direct that those shares be voted for, against or abstained with respect to the approval of the merger agreement and the merger.

If you are a participant in the ESOP/401(k) Plan, you are being provided, in addition to this proxy statement, an informational supplement (the “ESOP Supplement”), including an important letter from the Independent Fiduciary, regarding the merger and the voting of the shares of our Class A common stock allocated to your accounts within the ESOP/401(k) Plan. We urge you to read the ESOP Supplement carefully.

Revocation (page 18)

Any PBSJ shareholder of record who executes and returns a proxy card has the right to revoke the proxy at any time before the polls close at the special meeting by:

(1)	filing a written notice of revocation with our Corporate Secretary at our principal executive office (4030 West Boy Scout Boulevard, Suite 700, Tampa, FL 33607);

(2)	properly submitting via telephone or Internet or filing a new proxy in the manner provided in the proxy card, in each case showing a later date; or

(3)	attending the special meeting and voting in person (attendance at the special meeting will not, by itself, revoke the proxy).

Wells Fargo Shareowner Services representatives will be present at the special meeting. In order for a shareholder of record to vote at the special meeting, the shareholder of record will need to revoke his or her earlier proxy, provide identification to the Wells Fargo Shareowner Services representative and receive a new ballot.

If you are a participant in the ESOP/401(k) Plan, you can change your direction to the Trustee by submitting by mail a new Voting Instruction Card dated after the date of the Voting Instruction Card being revoked or by submitting a new direction to the Trustee by telephone or Internet as indicated on the Voting Instruction Card. Your new direction must be received within the deadlines set forth in the preceding section. You may not change your direction to the Trustee at the special meeting.

When the Merger Will Be Completed (page 47)

We are working to complete the merger as soon as possible. We anticipate completing the merger during the fall of 2010, subject to approval of the merger agreement and the merger by our shareholders and the satisfaction of the other closing conditions.

Effects of the Merger (page 47)

If the merger agreement and the merger are approved by our shareholders and the other conditions to closing are satisfied, Merger Sub will merge with and into PBSJ, the separate corporate existence of Merger Sub will cease, and PBSJ will continue as the surviving corporation, indirectly wholly-owned by Atkins. Upon completion of the merger, our Class A common stock will be converted into the right to receive $17.137 per share in cash, without interest and less any required withholding taxes.

PBSJ, as the surviving corporation, will be a privately held corporation that is wholly owned by Atkins, and you will cease to have any ownership interest in PBSJ or any rights as a shareholder.

Recommendation of Our Board of Directors (page 31)

After careful consideration, our board of directors unanimously approved and adopted the merger agreement, approved the merger and the other transactions contemplated by the merger agreement, unanimously declared the advisability of the merger agreement, and determined that the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of PBSJ and our shareholders. ACCORDINGLY, OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE MERGER AGREEMENT AND THE MERGER.

In reaching its decision, our board of directors evaluated a variety of business, financial and market factors and consulted with our management team and legal and financial advisors. In considering the recommendation of our board of directors with respect to the merger, you should be aware that certain of our directors and executive officers may have interests in the merger that differ from, or are in addition to, your interests as a shareholder. See “The Merger—Interests of Our Directors and Executive Officers in the Merger” beginning on page 39.

For a discussion of material factors considered by our board of directors in reaching its decision to approve the merger agreement and the merger, see “The Merger—Reasons for the Merger” beginning on page 28.

Opinion of Barclays Capital Inc. (page 31 and Annex B)

On July 31, 2010, Barclays Capital Inc. (“Barclays Capital”), rendered its oral opinion (which was subsequently confirmed in writing) to our board of directors to the effect that, as of such date, the merger consideration offered to the shareholders of PBSJ pursuant to the merger agreement was fair, from a financial point of view, to such shareholders.

Barclays Capital’s opinion was directed to PBSJ’s board of directors and only addressed the fairness, from a financial point of view, of the consideration offered to the shareholders of PBSJ in the merger agreement and not any other aspect or implication of the merger. The summary of Barclays Capital’s opinion in this proxy statement is qualified in its entirety by reference to the full text of the written opinion, which is included as Annex B to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Barclays Capital in preparing its opinion. PBSJ encourages its shareholders to carefully read the full text of Barclays Capital’s written opinion. However, neither Barclays Capital’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to any PBSJ shareholder as to how he or she should act or vote with respect to the proposed merger. Pursuant to an engagement letter between PBSJ and Barclays Capital, PBSJ has agreed to pay to Barclays Capital customary fees which are contingent upon completion of the merger, to reimburse Barclays Capital for its expenses incurred in performing its services and to indemnify Barclays Capital for certain liabilities that may arise out of its engagement. See “The Merger—Opinion of Barclays Capital Inc.” beginning on page 31.

Financing (page 38)

Atkins estimates the total amount of funds necessary to complete the merger will be approximately $280 million. The merger consideration will be paid in cash and will be satisfied from available cash resources and new credit facilities of Atkins. Atkins has agreed to a four-year debt facility of £150 million with four major banks in the United Kingdom, which replaces its pre-existing £100 million facility that was due to expire in June 2011. The obligations of Atkins and Merger Sub under the merger agreement are not subject to any financing condition.

Treatment of Equity Awards (page 41)

Restricted Stock

Each unvested restricted share of PBSJ Class A common stock that has not been forfeited under any stock or compensation plan, agreement or arrangement will be deemed fully vested immediately prior to the consummation of the merger. Upon consummation of the merger, each vested, issued and outstanding restricted share will automatically be converted into the right to receive $17.137 in cash, without interest and less any required withholding taxes

Contributions under the PBSJ Corporation 2008 Employee Payroll Stock Purchase Plan

Pursuant to the merger agreement, the PBSJ 2008 Employee Payroll Stock Purchase Plan, including all addenda, as amended (the “ESPP”), has been amended to provide that immediately prior to the consummation of the merger, contributions under the ESPP will be applied to the purchase of shares of PBSJ Class A common stock at $11.79 per share (a price of 90% of fair market value as of September 30, 2009, in accordance with the ESPP) and the resulting shares will be converted into the right to receive the merger consideration.

Interests of Our Directors and Executive Officers in the Merger (page 39)

In considering the proposed merger, you should be aware that some of our directors and executive officers have interests in the merger that are, or may be, different from, or in addition to, the interests of our shareholders generally. These interests include, among other things, the treatment of shares (including restricted shares) held by the directors and executive officers, as well as indemnification and insurance arrangements with directors and executive officers and change-in-control severance benefits that may become payable to certain executive officers. See “The Merger—Interests of Our Directors and Executive Officers in the Merger” beginning on page 39.

Our board of directors was aware of these interests and considered them, among other matters, in making its decisions.

Material U.S. Federal Income Tax Consequences (page 41)

The merger will be a taxable transaction for U.S. federal income tax purposes. You will recognize gain or loss on the receipt of cash in exchange for your PBSJ Class A common stock pursuant to the merger measured by the difference, if any, between the amount of cash you receive and your adjusted tax basis in your Class A common stock. Gain recognized by a non-U.S. holder on the receipt of cash in exchange for its PBSJ Class A common stock pursuant to the merger will generally not be subject to U.S. federal income tax unless the gain is effectively connected with a U.S. trade or business or in certain other circumstances. Please see the section of this proxy statement titled “The Merger—Material U.S. Federal Income Tax Consequences” beginning on page 41 for a summary discussion of the material U.S. federal income tax consequences of the merger. You should consult your tax adviser regarding the particular tax consequences of the merger to you, including the federal, state, local and foreign tax consequences of the merger.

The conversion of shares of PBSJ Class A common stock owned by the ESOP Company Stock Fund component of the ESOP/401(k) Plan into cash pursuant to the merger will not be a taxable event for the ESOP/401(k) Plan or any participant in the ESOP/401(k) Plan. The cash received by the ESOP/401(k) Plan pursuant to the merger will be held and invested in accordance with the ESOP/401(k) Plan and distributed to participants in accordance with the terms of the ESOP/401(k) Plan. Please see the section of this proxy statement titled “The Merger—Material U.S. Federal Income Tax Consequences—Taxation With Respect to ESOP/401(k) Plan Shares” beginning on page 44.

Regulatory Approvals (page 45)

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the rules promulgated thereunder by the Federal Trade Commission (“FTC”), the merger cannot be consummated until PBSJ and Atkins file a notification and report form under the HSR Act and the applicable waiting period has expired or been terminated. PBSJ and Atkins each filed notification and report forms under the HSR Act with the FTC and the Antitrust Division of the Department of Justice (the “DOJ”) on August 12, 2010 and the applicable waiting period was terminated on August 20, 2010. Notwithstanding such termination of the waiting period, at any time before or after consummation of the merger, the DOJ or the FTC may challenge the merger on antitrust grounds. Private parties could also take antitrust action under the antitrust laws. Additionally, at any time before or after consummation of the merger, notwithstanding the expiration or termination of the applicable waiting period, any state could take action under its antitrust laws as it deems necessary or desirable in the public interest.

The merger is also subject to review by the Committee on Foreign Investment in the United States (“CFIUS”), an interagency committee of the U.S. government established to implement Section 721 of the Defense Production Act of 1950, as amended (the “Exon-Florio Amendment”), including the Foreign Investment and National Security Act of 2007. CFIUS reviews certain proposed foreign acquisitions of interests in U.S. businesses to determine the effect of the transaction on U.S. national security and to address any national security concerns. On August 20, 2010, PBSJ and Atkins submitted a joint voluntary notice to CFIUS, the review period for which commenced on August 25, 2010. During this review period, CFIUS has 30 days in which either to issue a letter indicating that there are no unresolved national security concerns, to recommend that the President of the United States make a decision on the transaction, or to initiate an additional 45 day review period. If CFIUS makes such a recommendation to the President, the President would have 15 days to block the merger or allow it to close. CFIUS can require the parties to enter into a mitigation agreement to address national security concerns.

PBSJ is also subject to notification requirements under the National Industrial Security Program Operating Manual (“NISPOM”), for which the Department of Defense (the “DOD”) is the relevant U.S. government reviewing agency. NISPOM prohibits the performance of classified contracts by companies that are subject to foreign ownership, control or influences (“FOCI”) unless steps are taken to mitigate FOCI by such means as the establishment of a special security agreement (“SSA”) or other mitigation arrangement. The Defense Security Service (the “DSS”) of the DOD carefully examines the parties’ proposed FOCI and other mitigation measures concurrently with the CFIUS review of the transaction. In lieu of submitting to DSS review with regard to the one applicable contract subject to clearance, the parties have agreed that PBSJ will request administrative termination of its facility clearance from DSS and such process has been commenced.

Except as noted above and the filing of articles of merger with the Secretary of State of the State of Florida at or before the effective date of the merger, we are unaware of any material federal, state or foreign regulatory requirements or approvals required for the execution of the merger agreement or completion of the merger.

Procedure for Receiving Merger Consideration (page 48)

Prior to the effective time of the merger, Atkins will appoint a bank or trust company reasonably acceptable to us to act as paying agent for the payment of the merger consideration.

Shortly after the effective time of the merger, the paying agent will mail a letter of transmittal and instructions to shareholders of record. The letter of transmittal and instructions will instruct shareholders of record how to surrender their shares of Class A common stock in exchange for the merger consideration to which they are entitled. You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent without a letter of transmittal.

No Solicitation of Transactions (page 57)

The merger agreement restricts our ability to solicit or engage in negotiations or discussions with a third party regarding specified transactions involving PBSJ. Despite these restrictions, under certain limited circumstances, our board of directors may (i) respond and negotiate with respect to a bona fide written acquisition proposal and (ii) terminate the merger agreement and enter into an agreement with respect to a superior proposal after payment by us of the termination fee specified in the merger agreement.

Conditions to Consummation of the Merger (page 49)

Before we can complete the merger, a number of conditions must be satisfied. These include:

•	the approval of the merger agreement by our shareholders;

•	that no law or order (whether temporary, preliminary or permanent) will have been enacted, issued, promulgated, enforced or entered that is in effect and that prevents or prohibits the merger;

•

the absence of governmental actions or proceedings challenging or seeking to make illegal, to delay materially or otherwise to restrain or prohibit the consummation of the merger or seeking to obtain material damages with respect to the merger;

•

the receipt of all consents, approvals or authorizations of any governmental entity required for consummation of the merger, including under applicable antitrust laws and those related to the NISPOM and CFIUS reviews;

•	the performance by each of the parties of its material obligations under the merger agreement in all material respects;

•	the accuracy of the representations and warranties of each of the parties to the merger agreement, subject to the materiality thresholds set forth in the merger agreement;

•	the delivery of closing certificates by each of the parties with respect to the satisfaction of the conditions relating to its representations and warranties and obligations; and

•

that no material adverse effect (as defined in the merger agreement) with regard to PBSJ, or any event, change or effect that would, individually or in the aggregate, reasonably be expected to have a material adverse effect with regard to PBSJ, will have occurred.

Other than the conditions pertaining to shareholder approval and the absence of governmental orders, either PBSJ, on the one hand, or Atkins (on behalf of itself and Merger Sub), on the other hand, may elect to waive conditions to their respective performance and complete the merger.

Termination of the Merger Agreement (page 60)

The merger agreement may be terminated at any time prior to the effective time of the merger, whether before or after shareholder approval has been obtained, as follows:

•	by mutual written consent of Atkins and PBSJ;

•	by either Atkins or PBSJ, if:

•

the merger has not been consummated on or before November 30, 2010 (other than because of the breach of any representation, warranty, covenant or agreement in the merger agreement by the party seeking termination of any obligation under the merger agreement that materially contributed to the failure to consummate the merger on or before such date);

•	our shareholders do not approve the merger agreement at the special meeting or any postponement or adjournment thereof;

•	any law or final, non-appealable government injunction, order, decree or ruling prohibits the merger; or

•

(i) the party seeking termination is not in breach of any representation, warranty, covenant or agreement in the merger agreement, (ii) the other party to the merger agreement breaches any of its representations, warranties, covenants or agreements that would give rise to a failure of a condition to the merger, and (iii) such breach is not curable by November 30, 2010;

•

by Atkins, if (i) our board of directors fails to make a recommendation to our shareholders that they approve the merger agreement and the merger and include such recommendation in a proxy statement, (ii) our board of directors withdraws, modifies or amends its recommendation of approval of the merger agreement in any manner adverse to Atkins, (iii) our board of directors publicly approves, endorses or recommends another acquisition proposal, (iv) we enter into a contract or agreement relating to another acquisition proposal, or (v) we or our board of directors publicly announce an intention to do any of the things described in items (iii) or (iv) above; or

•

by PBSJ, if (x) all of the conditions to consummation of the merger are satisfied or are capable of being satisfied but Atkins and Merger Sub have not performed their respective obligations under specified articles of the merger agreement within the applicable time period required by the merger agreement or (y) our board of directors approves, and authorizes us to enter into, a definitive agreement for a superior proposal, but only so long as (i) our shareholders have not yet approved the merger agreement, (ii) we are not in breach in any material respect of any of the “no shop” provisions in the merger agreement, (iii) our board of directors has determined in good faith, after consultation with its legal counsel, that such agreement constitutes a “superior proposal,” (iv) the board of directors provides notice to Atkins of our intention to enter into an agreement for such superior proposal and offers to further negotiate with Atkins during such period, (v) the board of directors provides notice to Atkins of any material amendment to the terms of any such superior proposal during the five business day period following Atkins’ receipt of such notice (and such five business day period will be extended such that three business days remain in the notice period from the time Atkins is notified of the amendment), (vi) our board of directors determines in good faith after such five business day period (as so extended) that the offer continues to be a superior proposal, and (vi) we pay to Atkins a termination fee as discussed below.

Termination Fee (page 62)

We have agreed to pay Atkins a termination fee of $8.52 million if:

•

(x) the merger agreement is terminated by us or by Atkins because (i) the merger was not consummated on or before November 30, 2010 or (ii) our shareholders did not vote to approve the merger agreement or (y) the merger agreement is terminated by Atkins because PBSJ is in breach of any of its representations and warranties or covenants and agreements under the merger agreement and such breach would result in the failure of a condition to Atkins’ and Merger Sub’s obligation to consummate the merger and is not cured by November 30, 2010 and in any such case, (A) prior to such termination, a third party has communicated to our shareholders or otherwise publicly disclosed an acquisition proposal and (B) concurrently with or during the 12 months following termination of the merger agreement we enter into a contract with respect to any acquisition proposal, or an acquisition proposal is consummated (in each case as such acquisition proposal may be revised) (in each case, 50% will be substituted for 20% in the definition of acquisition proposal);

•

the merger agreement is terminated by Atkins because of (i) a change in recommendation, (ii) our board of directors publicly approves, endorses or recommends to our shareholders an acquisition proposal, (iii) we enter into a contract or agreement relating to an acquisition proposal (other than a confidentiality agreement entered into in compliance with the merger agreement), or (iv) we or our board of directors publicly announces its intention to take the actions described in either clause (ii) or (iii); or

•	the merger agreement is terminated by us in order to enter into a definitive agreement for the implementation of a superior proposal.

Specific Performance and Remedies (page 67)

Each party will be entitled to an injunction or injunctions to prevent breaches of the merger agreement or to enforce specifically the terms and provisions of the merger agreement in any Florida state or federal court sitting in Hillsborough County, Florida, without proof of actual damages. Each party is also entitled to seek money damages for willful and intentional breaches of the merger agreement or fraud.

Market Price of Our Stock (page 68)

There is no established public trading market for our Class A common stock.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following questions and answers are intended to address some commonly asked questions regarding the special meeting and the merger. These questions and answers may not address all questions that may be important to you as our shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.

Q: What is the proposed transaction?

A: The proposed transaction is the merger of PBSJ with Merger Sub pursuant to the merger agreement. Once the merger agreement has been approved by PBSJ shareholders and the other closing conditions under the merger agreement have been satisfied or waived, Merger Sub will merge with and into PBSJ. PBSJ will be the surviving corporation in the merger and will become an indirectly wholly-owned subsidiary of Atkins.

Q: What will I receive in respect of my shares of PBSJ Class A common stock?

A: Upon completion of the merger, you will receive $17.137 in cash, without interest and less any required withholding taxes, for each share of our Class A common stock that you own at that time. For example, if you own 100 shares of our Class A common stock, you will receive $1,713.70 in cash in exchange for your shares of our Class A common stock, less any required withholding taxes. You will not own shares in the surviving corporation.

Q: When will I receive payment for my shares of PBSJ Class A common stock?

A: If you are a shareholder of record, shortly after the merger is completed, you will receive a letter of transmittal from the paying agent with instructions informing you how to exchange your shares for the applicable merger consideration. If you are a participant in the ESOP/401(k) Plan, you will be provided with information regarding payment for shares allocated to your accounts in the ESOP/401(k) Plan near the time of the closing.

Q: Where and when is the special meeting?

A: The special meeting will take place at The PBSJ Corporation Headquarters Building, 4030 West Boy Scout Boulevard, Suite 1000, Tampa, Florida 33607, on October 1, 2010 at 9:00 a.m., local time.

Q: What vote of our shareholders is required to approve the merger agreement?

A: For us to complete the merger, holders of more than 50% of the outstanding shares of our Class A common stock entitled to vote at the close of business on the record date must vote their shares “FOR” the approval of the merger agreement and the merger. Accordingly, if shareholders of record fail to vote or submit proxies marked “ABSTAIN”, that will have the same effect as votes cast “AGAINST” the approval of the merger agreement. If you are a participant in the ESOP/401(k) Plan and you do not instruct the Trustee as to how the shares of our Class A common stock allocated to your accounts within the ESOP/401(k) Plan should be voted, then the Independent Fiduciary, in its discretion, will direct the Trustee as to how to vote those shares. Accordingly, if you are a participant in the ESOP/401(k) Plan and you do not instruct the Trustee as to how to vote the shares allocated to your accounts, the Independent Fiduciary may direct that those shares be voted for, against or abstained with respect to the approval of the merger agreement and the merger.

Q: How does our board of directors recommend that I vote on the merger agreement?

A: Our board of directors unanimously recommends that our shareholders vote “FOR” the approval of the merger agreement and the merger. You should read “The Merger—Reasons for the Merger” beginning on page 28 for a discussion of the factors that our board of directors considered in deciding to recommend the approval of the merger agreement and the merger.

Q: What do I need to do now?

A: We urge you to read this proxy statement carefully, including its annexes, and to consider how the merger affects you. If you are a shareholder of record, then you can ensure that your shares are voted at the special meeting by voting by telephone or via Internet or by completing, signing and dating the accompanying proxy card and returning it to Wells Fargo Shareowner Services in the envelope provided. If you are a shareholder of record and attend the special meeting, you may vote in person or deliver your completed proxy card in person.

Q: Will I be able to vote the shares I hold in The PBSJ Corporation Employee Stock Profit Sharing and Stock Ownership Plan?

A: Yes. As a participant in the ESOP/401(k) Plan, you will be able to direct the Trustee how to vote the shares allocated to your accounts in the ESOP/401(k) Plan in connection with the merger. We urge you to read the ESOP Supplement attached to this proxy statement for information concerning the procedures for submitting a Voting Instruction Card. The proxy card provided to you with this proxy statement is only intended to allow you to vote shares owned directly by you. To direct the Trustee how to vote the shares allocated to your accounts in the ESOP/401(k) Plan, you must submit the Voting Instruction Card or direct the Trustee via telephone or Internet, as described in the ESOP Supplement.

Q: Must the Trustee follow my direction for voting shares allocated to my ESOP/401(k) Plan accounts?

A: The Internal Revenue Code and the terms of the ESOP/401(k) Plan provide that you have the right to direct the Trustee with respect to the voting of shares allocated to your ESOP/401(k) Plan accounts. Except in very unusual circumstances (which are not expected to arise here), the Trustee will follow the direction you provide. However, the Employee Retirement Income Security Act of 1974 provides that the Trustee must disregard your direction, and vote the shares in the Trustee’s discretion in circumstances where the direction provided is contrary to the Trustee’s duty under ERISA. We do not expect that situation to arise in connection with your directions to the Trustee.

Q: Can I change my vote?

A: Yes. If you are a shareholder of record, you can change your vote at any time before your proxy is voted at the special meeting. If you are a shareholder of record, you may revoke your proxy by notifying our Corporate Secretary in writing or by submitting by mail, telephone or Internet a new proxy dated after the date of the proxy being revoked. In addition, your proxy may be revoked by attending the special meeting and voting in person (you must vote in person, as simply attending the special meeting will not cause your proxy to be revoked). In order to vote at the special meeting, you will need to revoke your earlier proxy, provide identification to the Wells Fargo Shareowner Services representative present at the meeting and receive a new ballot.

If you are a participant in the ESOP/401(k) Plan, you can change your direction to the Trustee by submitting by mail a new Voting Instruction Card dated after the date of the Voting Instruction Card being revoked or by submitting a new direction to the Trustee by telephone or Internet as indicated on the Voting Instruction Card. If you submit a new Voting Instruction Card by mail, it must be received by Wells Fargo Shareowner Services by noon, central time, on September 29, 2010. The deadline for submitting new directions to the Trustee by telephone or Internet is 11:59 p.m., central time, on September 29, 2010. You may not change your direction to the Trustee at the special meeting.

Q: What does it mean if I get more than one proxy card or Voting Instruction Card?

A: If your shares are registered differently or are in more than one account, you will receive more than one proxy card. If you are a participant in the ESOP/401(k) Plan, you are being provided a Voting Instruction Card with respect to shares allocated to your accounts in the ESOP/401(k) Plan. Please complete and return all of the proxy cards and any Voting Instruction Card you receive, or submit your vote or direction by telephone or Internet, to ensure that all of your shares are voted. See the ESOP Supplement for detailed information regarding direction and changing direction with respect to shares allocated to your accounts in the ESOP/401(k) Plan.

Q: Should I send in my stock certificates now?

A: No. If you are a shareholder of record, shortly after the merger is completed, you will receive a letter of transmittal with instructions informing you how to send in your stock certificates to the paying agent in order to receive the merger consideration. You should use the letter of transmittal to exchange stock certificates for the merger consideration to which you are entitled as a result of the merger. Please see the ESOP Supplement for information regarding the payment for shares held in the ESOP/401(k) Plan. DO NOT SEND ANY STOCK CERTIFICATES WITH YOUR PROXY.

Q: What if I do not have a stock certificate?

A: The letter of transmittal will contain instructions informing you what to do if you hold shares in uncertificated form or if your certificate has been lost, stolen or destroyed.

Q: When will the merger be completed?

A: We are working to complete the merger as soon as possible. We anticipate completing the merger during the fall of 2010, subject to approval of the merger agreement and the merger by our shareholders and the satisfaction of the other closing conditions.

Q: Am I entitled to exercise appraisal rights instead of receiving the merger consideration for my shares?

A: No. As a shareholder of our Class A common stock, you are not entitled to assert appraisal rights in connection with the merger under the Florida Business Corporation Act (the “FBCA”).

Q: Who can help answer my other questions?

A: If you have more questions about the merger, please contact Donald J. Vrana, our chief financial officer, at (800) 477-7275. If you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact our assistant treasurer, Heather M. McFall, toll free at (800) 477-7275.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents to which we refer you in this proxy statement, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements include our present expectations or beliefs concerning future events. These statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should,” “could,” and other expressions that indicate future events and trends. Such forward-looking statements may include, without limitation, information concerning possible or assumed future results of operations of our company, the expected completion and timing of the merger and other information relating to the merger. We caution that such forward-looking statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the following:

•

the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including a termination under circumstances that could require us to pay a $8.52 million termination fee to Atkins;

•

the inability to complete the merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the merger, including the receipt of shareholder approval and regulatory approvals;

•	risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee and customer retention as a result of the merger;

•	the amount of the costs, fees, expenses and charges related to the merger;

•	the outcome of any legal proceedings that may be instituted against us and others following announcement of the merger agreement; and

•

other risks and factors detailed in our filings with the Securities and Exchange Commission (the “SEC”), including those under the heading “Risk Factors” in our annual report on Form 10-K for the year ended September 30, 2009 and our quarterly report on Form 10-Q for the quarter ended June 30, 2010 and under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our quarterly reports on Form 10-Q for the quarter ended March 31, 2010 and the quarter ended June 30, 2010.

We believe that the assumptions on which our forward-looking statements are based are reasonable. However, we cannot assure you that the actual results or developments we anticipate will be realized or, if realized, that they will have the expected effects on our business or operations. All subsequent written and oral forward-looking statements concerning the merger or other matters addressed in this proxy statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Forward-looking statements speak only as of the date of this proxy statement or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, we do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances.

THE PARTIES TO THE MERGER AGREEMENT

The PBSJ Corporation

The PBSJ Corporation, a Florida corporation, is an employee-owned professional services organization that provides a broad range of program management, planning, design, and construction management services to a variety of public and private sector clients across the United States and internationally. PBSJ, headquartered in Tampa, Florida, is the parent corporation of Post, Buckley, Schuh & Jernigan, Inc.; Peter R. Brown Construction, Inc.; and PBS&J International, Inc. The corporation has approximately 3,400 employees throughout the United States and overseas. Additional information regarding PBSJ is contained in our filings with the SEC, copies of which may be obtained without charge by following the instructions in the section entitled “Where You Can Find More Information” on page 72.

PBSJ is incorporated in the state of Florida with its principal executive offices at 4030 West Boy Scout Boulevard, Suite 700, Tampa, Florida 33607, and its telephone number is (813) 282-7275.

WS Atkins plc

WS Atkins plc, a public limited company organized under the laws of England and Wales, plans, designs and enables the delivery of complex infrastructure and buildings for clients in the public and private sectors across the world. Atkins is the largest engineering consultancy in the UK and the world’s 11th largest international design firm (sources: New Civil Engineer Consultants File, 2010; Engineering News-Record, 2010). Atkins is the official engineering design services provider for the London 2012 Olympic and Paralympic Games. Atkins has approximately 15,600 employees.

Atkins is a public limited company organized under the laws of England and Wales. Its address is Woodcote Grove, Ashley Road, Epsom, Surrey KT18 5BW, and its telephone number is 011 44 1372 6140.

Faldo MAS, Inc.

Faldo MAS, Inc., a Florida corporation and an indirect wholly-owned subsidiary of Atkins, was formed solely for the purpose of entering into the merger agreement with PBSJ and completing the merger, and has not conducted any business operations. Upon completion of the merger, Faldo MAS, Inc. will cease to exist and PBSJ will continue as the surviving corporation. Its address is 200 Princeton South Corporate Center, Suite 260, Ewing, New Jersey 08628, and its telephone number is (609) 403-7840.

THE SPECIAL MEETING

Place, Time and Purpose of the Special Meeting

This proxy statement is being furnished to you as part of the solicitation of proxies by our board of directors for use at the special meeting to be held at The PBSJ Corporation Headquarters Building, 4030 West Boy Scout Boulevard, Suite 1000, Tampa, Florida 33607, on October 1, 2010, beginning at 9:00 a.m., local time, or at any postponement or adjournment thereof. The purpose of the special meeting is to consider and vote upon the approval of the merger agreement. Our shareholders must approve the merger agreement for the merger to occur. If our shareholders fail to approve the merger agreement, the merger will not occur. A copy of the merger agreement is attached to this proxy statement as Annex A. This proxy statement and the enclosed form of proxy are first being mailed on or about September 8, 2010.

Record Date and Quorum

Only holders of record of our Class A common stock at the close of business on September 1, 2010, the record date for the special meeting, are entitled to receive notice of and to participate in the special meeting. No shares of our non-voting Class B common stock were outstanding on the record date. If you were a shareholder of record on the record date, you will be entitled to vote all of the shares that you held on that date (other than unvested restricted shares issued pursuant to the Restricted Stock Plan) at the special meeting, or at a subsequent date if the special meeting is adjourned or postponed. Unvested restricted shares issued pursuant to the Restricted Stock Plan do not have any voting rights pursuant to the terms of such plan. Each outstanding share of our Class A common stock (other than such restricted shares) will be entitled to one vote on each matter considered at the special meeting.

The shareholder of record for shares of our Class A common stock held in the ESOP/401(k) Plan is the Trustee, The Charles Schwab Trust Company, a division of Charles Schwab Bank. The Trustee will vote the shares of our Class A common stock held in your ESOP/401(k) Plan accounts in accordance with your direction, the ESOP/401(k) Plan and applicable law or, with respect to shares for which you do not provide direction, in accordance with the direction of the Independent Fiduciary. You may direct the Trustee how you want the shares allocated to your accounts to be voted as described in this proxy statement and the ESOP Supplement.

Holders of a majority of the outstanding shares of common stock entitled to vote must be present, in person or by proxy, at the special meeting to achieve the required quorum for the transaction of business. As of the record date, 16,493,202.88 shares of our Class A common stock were outstanding, representing 16,064,628.59 votes, excluding the unvested restricted shares issued pursuant to the Restricted Stock Plan. Therefore, the presence of the holders of Class A common stock representing at least 8,032,314.3 votes will be required to establish a quorum.

All votes will be tabulated by Wells Fargo Shareowner Services, the inspector of elections appointed for the special meeting, which will separately and confidentially count votes for and against and abstentions. Proxies received but marked as abstentions (or refusals to vote) will be included in the calculation of the number of votes considered to be present at the special meeting.

Required Vote

Completion of the merger requires the approval of the merger agreement and the merger by the affirmative vote of more than 50% of the outstanding shares of our Class A common stock at the close of business and entitled to vote on the record date for the special meeting (other than unvested restricted shares issued pursuant to the Restricted Stock Plan). If it appears that a quorum is not present or represented by proxy at the special meeting, the chairman of the special meeting has the power to adjourn or postpone the meeting. If a quorum does exist, approval of the proposal to adjourn or postpone the meeting, if necessary or appropriate, to solicit additional proxies requires that the number of shares voted in favor of adjournment or postponement are greater than those voted against. Notice of the adjourned meeting need not be given if the time and place to which the meeting is adjourned is announced at the meeting before an adjournment is taken, the board of directors does not fix a new record date for the adjourned meeting and, in the case of an adjournment by the chairman of the meeting if it appears that a quorum is not present or represented by proxy, the adjournment is for not more than thirty days. If you are a shareholder of record, a failure to vote your shares of our Class A common stock or submission of a proxy marked “ABSTAIN” will have the same effect as votes cast “AGAINST” the approval of the merger agreement and the merger and will have no effect on a vote to adjourn or postpone the special meeting if a quorum is present. If you are a participant in the ESOP/401(k) Plan and you do not direct the Trustee as to how the shares of our Class A common stock allocated to your accounts within the ESOP/401(k) Plan should be voted, then the Independent Fiduciary, in its discretion, will direct the Trustee as to how to vote those shares. Accordingly, if you are a participant in the ESOP/401(k) Plan and you do not direct the Trustee as to how to vote the shares allocated to your account, the Independent Fiduciary may direct that those shares be voted for, against or abstained with respect to the approval of the merger agreement and the merger.

As of the record date for the special meeting, our directors and executive officers held and are entitled to vote 766,087.52 shares of our Class A common stock, or approximately 4.64% of the outstanding shares of our Class A common stock, including shares held by such persons through the ESOP/401(k) Plan. Our directors and executive officers have informed us that they intend to vote (or, in the case of shares held through the ESOP/401(k) Plan, direct that such shares be voted) all of their shares of PBSJ Class A common stock “FOR” the approval of the merger agreement and the merger and “FOR” any adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies.

Voting and Proxies

Record Holders

If you are a shareholder of record and submit a proxy by returning a signed proxy card by mail or by voting via telephone or Internet, your shares will be voted at the special meeting as you indicate on your proxy card. If no instructions are indicated on your proxy card, your shares of PBSJ Class A common stock will be voted “FOR” the approval of the merger agreement and the merger and “FOR” any adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies.

Shareholders of record should review their proxy card for instructions for voting by telephone or Internet. Please follow the directions on your proxy card carefully. Shareholders of record submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which would be borne by the shareholders. If you submit your proxy card by mail, it must be received by Wells Fargo Shareowner Services by noon, central time, on September 30, 2010. The deadline for voting by telephone or Internet is 11:59 p.m., central time, on September 30, 2010.

Abstentions will be treated as shares that are present and entitled to vote at the special meeting for purposes of determining whether a quorum exists but will have the same effect as a vote “AGAINST” approval of the merger agreement and the merger and no effect on a vote to adjourn or postpone the special meeting if a quorum is present.

You may not vote shares held in the ESOP/401(k) Plan via the proxy card or via telephone or Internet by using the control number from the proxy card; you must use the Voting Instruction Card or direct the Trustee via telephone or Internet by using the control number from the Voting Instruction Card in order for those shares allocated to your accounts in the ESOP/401(k) Plan to be voted in accordance with your direction.

ESOP/401(k) Plan Participants

On each matter to be considered at the special meeting, each participant in the ESOP/401(k) Plan is entitled to direct the Trustee of the ESOP/401(k) Plan as to how to vote all of the shares of our Class A common stock allocated to that participant’s accounts in the ESOP/401(k) Plan, including shares in the 401(k) component of the ESOP/401(k) Plan. If you submit the Voting Instruction Card or submit your direction to the Trustee via telephone or Internet, the Trustee will vote the shares allocated to your accounts in the ESOP/401(k) Plan in accordance with your direction, the ESOP/401(k) Plan and applicable law.

If you are a participant in the ESOP/401(k) Plan, you are being provided with a Voting Instruction Card. The Voting Instruction Card will allow you to instruct the Trustee of the ESOP/401(k) Plan as to how you want it to vote your allocated shares with respect to approval of the merger agreement and the merger. You may submit your Voting Instruction Card by mail or submit your direction to the Trustee via telephone or Internet by using the control number from the Voting Instruction Card. Participants in the ESOP/401(k) Plan submitting their directions to the Trustee via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which would be borne by the participants.

If you submit your Voting Instruction Card by mail, it must be received by Wells Fargo Shareowner Services by noon, central time, on September 29, 2010. The deadline for submitting directions to the Trustee by telephone or Internet is 11:59 p.m., central time, on September 29, 2010. You may not provide your direction to the Trustee at the special meeting and may not revoke your direction to the Trustee at the special meeting.

You may not vote shares held by you as record holder via the Voting Instruction Card. Shares held by you as a record holder must be voted using the proxy card provided with this proxy statement as described in “Record Holders” above.

If you do not instruct the Trustee as to how the shares of our Class A common stock allocated to your accounts within the ESOP/401(k) Plan should be voted, then the Independent Fiduciary, in its discretion, will direct the Trustee as to how to vote those shares. Accordingly, if you are a participant in the ESOP/401(k) Plan and you do not instruct the Trustee as to how to vote the shares allocated to your accounts, the Independent Fiduciary may direct that those shares be voted for, against or abstained with respect to the approval of the merger agreement and the merger.

If you are a participant in the ESOP/401(k) Plan, you are being provided, in addition to this proxy statement, the ESOP Supplement, including an important letter from the Independent Fiduciary, regarding the merger and the voting of the shares of our Class A common stock allocated to your accounts within the ESOP/401(k) Plan. We urge you to read the ESOP Supplement carefully.

Revocation

If you are a shareholder of record, you have the right to revoke your proxy at any time before the vote is taken at the special meeting. To revoke your proxy, you must either file a written notice of revocation with our Corporate Secretary at our principal executive office set forth in this proxy statement, properly submit via telephone or Internet or file a properly executed proxy in each case showing a later date in the manner provided in the proxy card or attend the special meeting and vote in person. Attendance at the special meeting will not, by itself, revoke the proxy.

Wells Fargo Shareowner Services representatives will be present at the special meeting. In order for a shareholder of record to vote at the special meeting, the shareholder of record will need to revoke his or her earlier proxy, provide identification to the Wells Fargo Shareowner Services representative and receive a new ballot.

If you are a participant in the ESOP/401(k) Plan, you can change your direction to the Trustee by submitting by mail a new Voting Instruction Card dated after the date of the Voting Instruction Card being revoked or by submitting a new direction to the Trustee by telephone or Internet as indicated on the Voting Instruction Card. Your new direction must be received within the deadlines set forth in the preceding section. You may not change your direction to the Trustee at the special meeting.

See the ESOP Supplement for additional instructions regarding directing and changing directions with respect to shares held in the ESOP/401(k) Plan.

We do not expect that any matter other than the approval of the merger agreement and the merger (and the approval of the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies) will be brought before the special meeting. If, however, any such other matter is properly presented at the special meeting or any adjournment or postponement of the special meeting, the persons appointed as proxies will have discretionary authority to vote the shares represented by duly executed proxies in accordance with their discretion and judgment.

Adjournments and Postponements

Although it is not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Notice of the adjourned meeting need not be given if the time and place to which the meeting is adjourned is announced at the meeting before an adjournment is taken, the board of directors does not fix a new record date for the adjourned meeting and, in the case of an adjournment by the chairman of the meeting if it appears that a quorum is not present or represented by proxy, the adjournment is for not more than thirty days. If it appears that a quorum is not present or represented by proxy at the special meeting, the chairman of the special meeting has the power to adjourn or postpone the meeting. If a quorum does exist, approval of the proposal to adjourn or postpone the meeting, if necessary or appropriate, to solicit additional proxies requires that the number of shares voted in favor of adjournment or postponement are greater than those voted against. If no instructions are indicated on your proxy card, your shares of our common stock will be voted “FOR” any adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or postponed.

Solicitation of Proxies

PBSJ will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. No arrangements or contracts have been made with any proxy solicitors as of the date of this proxy statement, although we reserve the right to engage proxy solicitors if we deem them necessary. Such solicitations may be made by mail, telephone, facsimile, e-mail or in person. In addition, we reserve the right to solicit proxies through our directors, officers and employees in person and by mail, telephone, facsimile or e-mail. These persons will not receive additional or special compensation for such solicitation services.

THE MERGER

Background of the Merger

As a part of our ongoing strategic planning process, our senior management and our board of directors have periodically reviewed and assessed our short-term and long-term business plans and growth strategies, our competitive position, industry trends and market conditions, as well as a variety of potential strategic transactions and initiatives.

As an employee-owned company, our practice had been to redeem shares of our Class A common stock from our shareholders in accordance with our bylaws. In 2005, we began discussing changing demographic trends in our employee/shareholder base, which suggested that the demand for stock redemptions by retiring employees would increase sharply, which would be inconsistent with our capitalization needs for future growth. The discussions continued at our annual meetings in January 2006 and 2007. However, these discussions never led to formal action and we did not engage professionals to assist us in addressing these issues.

In the fall of 2008, our senior management and our board of directors completed our 2015 Strategic Plan, which set forth a strategy to diversify PBSJ beyond our historic business by expanding into additional infrastructure-related businesses. The 2015 Strategic Plan recognized that the implementation of our business strategy would rely upon our ability to raise capital, either from employee investors through sales of our stock, debt secured by our assets, private equity from independent investors, or sales of our stock in public markets. In the course of formulating our strategic plan and related management discussions, we also recognized that demographic trends in our employee/shareholder base would likely increase demand on our capital resources required to redeem shares of our Class A common stock.

We began the diversification envisioned by our 2015 Strategic Plan in December 2008 when we acquired Peter R. Brown Construction, Inc., which expanded our construction management services business. Barclays Capital provided advisory services to us in connection with the Peter R. Brown Construction transaction.

From time to time throughout 2009 and prior to the review of strategic alternatives described below, members of senior management, primarily our then chief executive officer, John B. Zumwalt, III, held informal discussions with other companies concerning possible strategic transactions and with financial sponsors concerning possible investments in PBSJ. Although we held preliminary discussions and entered into confidentiality agreements with certain prospective strategic partners, these discussions did not result in any formal proposals. During this time frame, as part of their ongoing evaluation of strategic alternatives, our senior management and members of our board of directors also held discussions with representatives of Barclays Capital regarding these and other companies and financial sponsors.

During fiscal year 2009, we continued to redeem shares of Class A common stock from our shareholders during our stock window, from terminating employees and for tax withholding purposes. We redeemed 751,789 shares of Class A common stock during fiscal year 2009 for an aggregate cost of $24.4 million.

On December 30, 2009, we announced that we would be unable to timely file our annual report on Form 10-K for fiscal year 2009 due to an internal investigation that was being conducted by the audit committee of our board of directors to determine whether any laws had been violated, including the FCPA, in connection with certain projects undertaken by PBS&J International, Inc., one of our subsidiaries, in certain foreign countries. Our annual report on Form 10-K for fiscal year 2009 was subsequently filed on January 13, 2010, within the extended time period permitted by SEC rules.

On February 13, 2010, we held our 2010 annual meeting of shareholders, at which our then chairman of the board and chief executive officer, Mr. John B. Zumwalt, III, was not reelected to our board of directors. Mr. Zumwalt had previously indicated that he would be resigning his position with PBSJ by September 30, 2010. However, in light of the decision by our shareholders, it was determined that his departure should be accelerated.

Following the annual meeting, Mr. Zumwalt resigned from his position as our chief executive officer, effective as of March 1, 2010, and our board of directors appointed Mr. Robert J. Paulsen to serve as the chairman of our board of directors and, effective upon Mr. Zumwalt’s resignation, as our chief executive officer.

As Mr. Zumwalt had been the primary contact with prospective strategic partners, he was requested to assist in the transition process. In the course of the transition of Mr. Zumwalt’s responsibilities to other members of our senior management and board of directors, Mr. Zumwalt undertook to introduce Mr. Robert E. Klatell, the chairman of the strategic finance committee of our board of directors, to various potential strategic partners with whom Mr. Zumwalt had existing relationships.

As part of this transition process and at the suggestion of Mr. Zumwalt, on February 16, 2010, Mr. Klatell contacted and held an introductory telephone conversation with Mr. Paul J. Zofnass of The Environmental Financial Consulting Group, Inc. (“EFCG”), an advisor to Atkins, who expressed Atkins’ interest in a possible strategic transaction with PBSJ. On February 19, 2010, Mr. Klatell met with Mr. Zofnass and Mr. John P. Newell, Atkins’ business development director, at EFCG’s offices in New York to discuss Atkins’ interest in pursuing a strategic transaction with PBSJ in which PBSJ would become Atkins’ U.S. business platform. A second introductory meeting with Atkins was held at the offices of EFCG on March 2, 2010 and was attended by Mr. Klatell and Mr. Zumwalt on behalf of PBSJ and Mr. Keith Clarke, Atkins’ chief executive, other executives from Atkins, and Mr. Zofnass on behalf of Atkins. Following this meeting, on March 5, 2010, Atkins submitted an unsolicited written expression of interest to PBSJ in which it proposed to acquire PBSJ. Atkins’ expression of interest included a broad, pre-diligence indicative range, based solely on public information, of $13.58 to $19.61 per share of PBSJ Class A common stock.

Also as part of this transition process, Mr. Klatell held an introductory meeting with a representative of a company involved in engineering and construction investments (“Company A”) on March 9, 2010. On March 12, 2010, PBSJ received an unsolicited initial indication of interest from Company A to invest in or acquire PBSJ. On March 22, 2010, members of our senior management, representatives of Barclays Capital and representatives of Company A met in Tampa to discuss Company A’s interest in PBSJ.

While this transition was ongoing, we began to receive redemption requests from shareholders in advance of the anticipated opening of the stock window in March 2010. Prior to the opening of the stock window, we received redemption requests from the holders of more than 20% of our Class A common stock. On March 11, 2010, the strategic finance committee of our board of directors met to consider how to address the high level of redemption requests and the potentially material events that had occurred subsequent to the September 30, 2009 valuation of our Class A common stock.

On March 14, 2010, our board of directors met to consider whether to open the 2010 stock window on March 15, 2010, as previously planned. Our board of directors determined that, because of material changes in the forecasts and performance metrics used by our appraisers and other potentially material events that had occurred subsequent to the September 30, 2009 valuation of our Class A common stock, the September 30, 2009 valuation, which was to be used for the 2010 stock window, might not have accurately reflected the fair market value of our Class A common stock as of the time of the 2010 stock window. Because certain information regarding these events affecting value was non-public, it was in the best interests of PBSJ and its shareholders to postpone the 2010 stock window until such time as our board of directors could obtain a stock valuation that incorporated these events. The postponement was announced on March 15, 2010.

In mid-March 2010, following the postponement of the 2010 stock window, our senior management and Mr. Klatell began to actively and formally review strategic alternatives for PBSJ in light of the high level of redemption requests from our shareholders, the resultant demand on our capital resources and cash flows, and the unsolicited indications of interest that we had received from Atkins and Company A.

The alternatives considered, alone or in combination, included the following:

•

financing alternatives, such as an increase in PBSJ’s credit facility, the issuance of long-term debt, or the sale of preferred stock, that would allow PBSJ to address anticipated redemption requests while maintaining a strong financial position;

•	an initial public offering of PBSJ’s common stock;

•	a private equity investment in PBSJ; and

•	a sale of PBSJ as a whole.

During this time period, our senior management and Mr. Klatell contacted and had discussions with representatives of various investment banking firms in order to review the foregoing alternatives, including representatives of Barclays Capital, which had been informally advising our senior management and board of directors since December 2008.

On March 25, 2010, as part of Mr. Zumwalt’s transition process, he and Mr. Klatell held an introductory meeting with executive officers of another industry competitor (“Company B”) at Company B’s offices.

Also on March 25, 2010, our board of directors met in order to discuss the review of strategic alternatives for PBSJ being undertaken by our senior management and Mr. Klatell. At this meeting, our senior management discussed with our board of directors our then-current financial condition and the implication of that financial condition on possible strategic alternatives for PBSJ. Our senior management and Mr. Klatell reviewed various process considerations regarding these strategic alternatives. Following a full discussion of these strategic alternatives, our board of directors decided to engage Barclays Capital to commence a solicitation to explore a sale of PBSJ and reviewed and approved the terms of the engagement of Barclays Capital to provide financial advice and to assist in negotiations in connection with such potential sale. Our board of directors determined to use a targeted auction process to create strong competitive tension while still allowing for confidentiality to be preserved. Also participating in the meeting was a representative of our legal counsel, Greenberg Traurig, P.A. (“GT”), who discussed with our directors their fiduciary duties under Florida law. Our board of directors continued its discussion of strategic alternatives for PBSJ at its strategic planning workshop that was held on April 5-6, 2010 in Austin, Texas, which was attended by an extended group of our management.

Barclays Capital, on behalf of PBSJ, contacted 23 potential bidders during the late-March to mid-April period, including Atkins, Company A and Company B. These potential bidders were selected by our senior management and Mr. Klatell, in consultation with Barclays Capital. Of the 23 potential bidders, 13 were strategic buyers and ten were financial sponsors. Sixteen potential bidders, including eight strategic buyers and eight financial sponsors, executed confidentiality agreements with PBSJ between April 1 and April 20, 2010. During the end of March and the first two weeks of April, our senior management, with assistance from Barclays Capital, prepared a confidential information memorandum (“CIM”) describing PBSJ and its business. Copies of the CIM were provided to each of the potential bidders that executed a confidentiality agreement with PBSJ. Potential bidders also received a bid instruction letter from Barclays Capital, on behalf of PBSJ, requesting that initial indications of interest be submitted by April 28, 2010.

On April 28, 2010, ten potential bidders, including six strategic buyers and four financial sponsors, submitted initial non-binding indications of interest to acquire PBSJ. The indication of interest from Atkins, which indicated a range of $16.29 to $18.71 per share, represented the highest valuation of the indications of interest, based on the high end of its range. Company A and Company B were among the potential bidders that submitted indications of interest.

On April 29, 2010, our senior management and Mr. Klatell met with representatives of Barclays Capital to review and discuss the initial indications of interest. The representatives of Barclays Capital presented their analysis of the indicated valuations of PBSJ and the transaction terms proposed by the potential bidders. Barclays Capital recommended that one of the strategic buyers and the four financial sponsors not be invited to proceed to the second phase of the sale process because their valuations of PBSJ were lower than the valuations of the other five strategic buyers.

On April 30, 2010, our board of directors met to review and discuss the initial indications of interest. Our senior management and Mr. Klatell reviewed the bid solicitation process and their analysis of the indications of interest with our board of directors, who had been supplied with summaries of both the process and the indications of interest. Our senior management and Mr. Klatell also reviewed with our board of directors an analysis provided by Barclays Capital, including the recommendation of Barclays Capital that one of the strategic buyers and the four financial sponsors not be invited to proceed to the second phase of the sale process. After receiving information concerning each of the indications of interest, the directors held an extensive discussion about the indications of interest, including the indicated valuations of PBSJ, the proposed terms of the transactions, and whether the potential bidders indicated an interest in acquiring all of the issued and outstanding Class A common stock of PBSJ. Following this extensive discussion, our board of directors determined to permit five of the ten potential bidders, all of which were strategic buyers, to proceed to the second phase of the sale process. These five potential bidders, which included Atkins and Company B, presented the highest indicated enterprise valuations of PBSJ in their indications of interest.

From May 4, 2010 to May 20, 2010, our management made separate presentations to representatives of each of these five potential bidders and conducted additional meetings with some bidders. In addition, our management participated in conference calls and meetings with Barclays Capital and potential bidders responding to questions throughout the time period up to the date refreshed indications of interest were due. On May 14, 2010, the five potential bidders were given access to an electronic “data room” that had been assembled by our management, with the assistance of Barclays Capital, in order to provide the bidders with additional confidential information regarding PBSJ. Bidders were also given an updated bid instruction letter from Barclays Capital, on behalf of PBSJ, requesting that refreshed indications of interest be submitted. On May 24 and 25, 2010, three of the five potential bidders, including Atkins and Company B, had discussions with representatives of GT and our in-house counsel to discuss the FCPA investigation.

Throughout April and early May 2010, as the sale process progressed, our senior management and Mr. Klatell continued to meet with representatives of various investment banking firms in order to review alternatives to a sale of PBSJ as a whole, including short and long-term financing alternatives, such as an increase in PBSJ’s credit facility, the issuance of long-term debt, or the sale of preferred stock, and to advise our board of directors regarding the progress of this review. However, our board of directors determined that these financing alternatives would not be as effective in addressing PBSJ’s ultimate capitalization and liquidity needs because they were generally predicated on a future liquidity event to repay the financing. Our board of directors also considered the possibility of an initial public offering. Our senior management and Mr. Klatell received presentations from a number of investment banking firms regarding the possibility of an initial public offering, one of which made a presentation to our board of directors. Our board of directors determined, however, that there was not sufficient certainty that an initial public offering of PBSJ’s common stock could be completed in a time frame that would address PBSJ’s liquidity issues and that a delay in the completion of an initial public offering could have an adverse affect on shareholder value.

Between May 27, 2010 and June 3, 2010, four potential bidders submitted refreshed indications of interest to acquire PBSJ, including Atkins and Company B. The fifth potential bidder informed Barclays Capital that it did not wish to continue in the sale process.

On June 3, 2010, our senior management and Mr. Klatell met with representatives of Barclays Capital in order to review and discuss the refreshed indications of interest. The representatives of Barclays Capital presented their analysis of the indicated valuations of PBSJ and the transaction terms proposed by the potential bidders. Barclays Capital recommended that one of the potential bidders not be invited to proceed to the third phase of the sale process because its valuation of PBSJ was significantly lower than the valuations of the other three potential bidders and was not in a range at which PBSJ would complete a transaction. The refreshed indication of interest from Atkins, which indicated a price per share of $16.65, continued to represent the highest valuation among the indications of interest. Company B’s refreshed indication of interest indicated a price per share of $15.08 and the refreshed indication of interest from the next highest potential bidder (“Company C”) indicated a price per share of $14.18.

On June 4, 2010, our board of directors and senior management met in order to review and discuss the refreshed indications of interest. Our senior management and Mr. Klatell reviewed their analysis of the refreshed indications of interest with our board of directors, as well as the analysis provided by Barclays Capital, including the recommendation of Barclays Capital that one of the potential bidders not be invited to proceed to the third phase of the sale process. The directors discussed the refreshed indications of interest, including the indicated valuations of PBSJ and the transaction terms proposed by the potential bidders. Following this discussion, our board of directors determined to permit the three potential bidders with the highest indicated valuations of PBSJ—Atkins, Company B and Company C—to proceed to the third phase of the sale process. Barclays Capital, on behalf of PBSJ, communicated this information to the three potential bidders.

Between June 4, 2010 and June 14, 2010, while Company C was conducting additional due diligence investigation on PBSJ, Barclays Capital, at the direction of our senior management and Mr. Klatell, held discussions with representatives of Company C regarding certain aspects of Company C’s refreshed indication of interest, including the level of Company’s C indicated valuation of PBSJ compared to the valuations provided by Atkins and Company B and the structure through which Company C proposed to acquire PBSJ. Barclays Capital, on behalf of PBSJ, informed Company C that these aspects of its indication of interest put Company C at a disadvantage in the sale process relative to Atkins and Company B because Company C’s proposal provided less value and deal certainty to PBSJ’s shareholders. On June 14, 2010, Company C informed Barclays Capital that it would not be able to present a more competitive proposal to PBSJ and thus would not continue in the sale process.

On June 10 and 11, 2010, Barclays Capital, on behalf of PBSJ, provided Atkins and Company B, respectively, with a form of merger agreement that had been prepared by GT and our in-house counsel and requested that Atkins and Company B submit “final” bids and mark-ups of the merger agreement by July 6, 2010.

Between June 4, 2010 and June 30, 2010, representatives and advisors of both Atkins and Company B conducted additional due diligence investigation on PBSJ, including holding various discussions with our senior management and Barclays Capital and holding separate on-site diligence meetings with members of our management at our Tampa headquarters. In addition, Mr. Paulsen and representatives of Barclays Capital held meetings with representatives of Atkins and its advisors at Atkins’ U.K. headquarters.

On July 6, 2010, both Atkins and Company B submitted to Barclays Capital bids to acquire PBSJ, as well as initial mark-ups of the draft merger agreement, which were then provided to our senior management, Mr. Klatell and GT. Atkins initially proposed to acquire PBSJ for a price per share of $15.57 and Company B initially proposed to acquire PBSJ for a price per share of $16.89. However, later that same week, after discussions between Barclays Capital and advisors for Atkins, Atkins and its advisors communicated with Barclays Capital that, subject to the completion of additional financial due diligence, Atkins would be prepared to submit a proposal to acquire PBSJ for a price per share of $17.137. Company B initially proposed that the merger consideration be paid in an unspecified mixture of cash and Company B’s common stock. Company B later proposed that the mixture of cash and Company B common stock be determined at the election of each PBSJ shareholder, provided that not less than 10% of the consideration for each PBSJ shareholder was in the form of Company B common stock. Company B also proposed to make $8.5 million in equity grants to undisclosed members of PBSJ’s management at the closing of the merger.

On July 11, 2010, our board of directors met in order to review and discuss the bids to acquire PBSJ. Members of our senior management and representatives of Barclays Capital and GT were also in attendance. Prior to the meeting, the directors were provided with detailed summary of each of the draft merger agreements. Our senior management and Mr. Klatell reviewed the principal terms of the bids with our board of directors and representatives of Barclays Capital reviewed the financial aspects of the bids, including the implied valuations of PBSJ. The representatives of GT summarized the various concerns regarding risk allocation and deal completion certainty raised by the two bids.

In particular, the representatives of GT discussed the closing conditions regarding the FCPA investigation that had been included in the mark-ups to the merger agreement received from Atkins and Company B. Atkins included a closing condition in its mark-up to the merger agreement that there must not be any adverse development in the FCPA investigation, including the imposition of any sanction, fine or operating restriction on PBSJ or its subsidiaries. Further, Atkins’ mark-up included a definition of “Company Material Adverse Effect” that allocated significantly more risk to PBSJ. Atkins’ mark-up also indicated that the acquisition of PBSJ would require the approval of Atkins’ shareholders under UK law and that, also pursuant to UK law, Atkins’ board of directors would reserve the right to change its recommendation to Atkins’ shareholders regarding the transaction prior to such shareholder vote.

Company B included a condition that the FCPA investigation must be resolved to Company B’s satisfaction prior to closing. Both Atkins and Company B also requested the opportunity to meet with representatives of the DOJ and SEC regarding the FCPA investigation prior to the execution of the merger agreement. The representatives of GT also summarized the regulatory approvals that would be necessary for each of the bidders, including CFIUS approval in the case of Atkins and potentially greater antitrust scrutiny in the case of Company B.

In addition, our senior management and representatives of Barclays Capital and GT discussed with our board of directors Atkins’ request that PBSJ allow representatives of Atkins to review attorney-client privileged documents regarding the FCPA investigation prior to execution of the merger agreement. The representatives of GT and our in-house counsel advised our board of directors with respect to possible consequences of complying with Atkins’ request.

Our board of directors, after extensive discussion with our senior management, Barclays Capital and GT regarding the bids, instructed our senior management and advisors to continue to negotiate with both Atkins and Company B in order to achieve a definitive proposal that provided the greatest combination of shareholder value and deal completion certainty.

On July 12, 2010, GT, through Barclays Capital, circulated revised drafts of the merger agreement to each of Atkins and Company B. The revised drafts of the merger agreement provided that developments in the FCPA investigation could serve as a basis not to close the transaction only if the developments rose to the level of a “Company Material Adverse Effect” and, in the case of Atkins, further revised its definition of “Company Material Adverse Effect” to a market standard.

Between July 12, 2010 and July 21, 2010, representatives of PBSJ and its advisors held discussions with each of Atkins and Company B and their advisors regarding the issues in the merger agreement, including the treatment of the FCPA investigation and Atkins’ request that PBSJ allow representatives of Atkins to review attorney-client privileged documents regarding the FCPA investigation prior to the execution of the merger agreement. GT and each of Hunton & Williams LLP (“Hunton”), counsel to Atkins, and in-house counsel to Company B continued to exchange drafts of the merger agreement and negotiate the terms thereof. During this time, both Atkins and Company B agreed to the treatment of the FCPA investigation as proposed by PBSJ and, in the case of Atkins, to a market standard definition of “Company Material Adverse Effect.” In addition, during the week of July 12, 2010, representatives of Atkins conducted additional on-site financial due diligence regarding PBSJ and representatives of Company B conducted additional on-site legal due diligence regarding PBSJ, each at PBSJ’s Tampa headquarters.

On the morning of July 21, 2010, Atkins submitted to Barclays Capital a revised bid to acquire PBSJ for a price per share of $17.137, consistent with its prior indication. However, Atkins’ offer continued to be conditioned on PBSJ allowing representatives of Atkins to review attorney-client privileged documents regarding the FCPA investigation prior to execution of the merger agreement. Also on July 21, 2010, Company B increased its bid to acquire PBSJ from a price per share of $16.89 to a price per share of $17.197 and reduced the value of equity grants to be made to undisclosed members of PBSJ’s management at the closing of the merger from $8.5 million to $3.5 million, having been advised that our board of directors did not consider such grants relevant in choosing a successful bidder. Company B also indicated that it would allow PBSJ shareholders to elect to receive merger consideration in any mixture of cash and Company B common stock, including all cash consideration.

During the evening of July 21, 2010, our board of directors met in order to review and discuss the revised bids submitted by Atkins and Company B. Members of our senior management and representatives of Barclays Capital and GT were also in attendance. Prior to the meeting, the directors were provided with substantially final drafts of the merger agreements for each of Atkins and Company B and a detailed summary of each of the draft merger agreements. At the beginning of the meeting, representatives of GT again discussed with our directors their fiduciary duties under Florida law. Following this discussion, the representatives of GT summarized in detail the principal terms of the merger agreements for each of Atkins and Company B, including the representations and warranties, covenants regarding, among other things, the proxy statement, the provisions regarding non-solicitation of competing acquisition proposals, the ability to accept a superior proposal, the closing conditions and the absence of a financing contingency, termination provisions, termination fees and expense reimbursement provisions, and the structure of the proposed transaction. The representatives of GT also summarized the regulatory approvals that would be necessary for each of the bidders, including CFIUS approval in the case of Atkins and potentially greater antitrust scrutiny in the case of Company B, and the requirement that Atkins’ shareholders approve the transaction, including the reservation by Atkins’ board of directors of its right to change its recommendation to Atkins’ shareholders regarding the transaction prior to such shareholder vote.

Representatives of Barclays Capital reviewed and discussed with our board of directors their analysis of the financial aspects of both bids, including the implied valuations of PBSJ. Our board of directors also reviewed and discussed a presentation by our chief financial officer regarding the possible alternatives to the sale of PBSJ. This discussion covered, among other things, the potential shareholder value that could be expected to be generated under various scenarios if PBSJ were to remain independent, the risks and uncertainties associated with these alternatives, including the risks associated with our ability to meet our projections of future results of operations required to support future valuations, the capital needs of PBSJ if we were to remain independent and the limitations on our ability to meet those capital needs if we remained an employee-owned company.

Our senior management and representatives of GT also discussed with our board of directors the condition to Atkins’ offer that its representatives be allowed to review attorney-client privileged documents regarding the FCPA investigation prior to execution of the merger agreement and the implications that such review could have.

During the course of the meeting and at the instruction of our board of directors, Mr. Klatell contacted the chairman of the board of Company B to discuss Company B’s valuation of PBSJ. After discussions with Mr. Klatell, the chairman of the board of Company B indicated to Mr. Klatell that Company B would increase its bid to acquire PBSJ from a price per share of $17.197 to a price per share of $17.498 and eliminate the equity grants to be made to undisclosed members of PBSJ’s management at the closing of the merger.

Our board of directors, after extensive discussion with our senior management, Barclays Capital and GT regarding the proposals, including the value of the proposals to our shareholders, the uncertainty created by the requirement that Atkins’ shareholders approve the transaction, the potential adverse implications to PBSJ from Atkins’ insistence that its representatives be allowed to review attorney-client privileged documents regarding the FCPA investigation prior to execution of the merger agreement, and the business risks facing PBSJ in the execution of its short and long-term business strategies if it remained independent, unanimously authorized our senior management and advisors to finalize the terms of the merger agreement with Company B and to attempt to arrange the requested meeting between Company B and representatives of the DOJ and the SEC regarding the FCPA investigation.

On July 22, 2010, after Mr. Klatell notified the chairman of the board of Company B that Company B had been selected as the bidder with which PBSJ would proceed with the sale process, assuming that negotiations could be satisfactorily completed, representatives of Company B began to advise members of our senior management and representatives of Barclays Capital and GT of changes to Company B’s position regarding the FCPA investigation. On July 23, 2010, in-house counsel for Company B provided a revised draft of the merger agreement to GT. The revised draft of the merger agreement included substantial additional closing conditions regarding the FCPA investigation and a definition of “Company Material Adverse Effect” that would have allowed Company B to terminate the merger agreement in the event of developments in the FCPA investigation that did not rise to the level of a material adverse effect. On July 25, 2010, GT provided a revised draft of the merger agreement to in-house counsel for Company B that rejected substantially all of Company B’s additional conditions regarding the FCPA investigation. Our senior management, Mr. Klatell and our advisors continued to negotiate these matters with representatives of Company B and its advisors over the course of July 22-26, 2010; however Company B was unwilling to propose terms to address its concerns regarding the FCPA investigation that would provide PBSJ with sufficient certainty regarding the completion of the transaction.

Also on July 22, 2010, representatives of Atkins informed our senior management that Atkins was withdrawing the condition that its representatives be allowed to review attorney-client privileged documents regarding the FCPA investigation prior to the execution of the merger agreement, which eliminated the need to provide Atkins with attorney-client privileged materials. Atkins also informed our senior management that, due to an increase in the market value of Atkins’ ordinary shares, Atkins’ shareholders were no longer required to approve the transaction with PBSJ because the size of the transaction with PBSJ did not exceed the threshold requiring a vote, given Atkins’ higher market capitalization. On July 23, 2010, our senior management and representatives of GT held discussions with representatives of Hunton and in-house counsel for Atkins regarding these matters and other issues in the merger agreement. On July 24, 2010, Hunton provided a revised draft of the merger agreement to GT that incorporated the developments from July 22-23, 2010. Over the course of the remainder of July 24, 2010 through July 26, 2010, representatives of Atkins and Hunton and representatives of PBSJ and GT held numerous discussions and negotiated the remaining unresolved issues in the merger agreement.

On July 26, 2010, our board of directors met in order to review and discuss the developments in the sale process since their July 21, 2010 meeting. Members of our senior management and representatives of Barclays Capital and GT were also in attendance. Prior to the meeting, the directors were provided with updated summaries of the draft merger agreements for each of Atkins and Company B. Our senior management and Mr. Klatell reviewed for the directors the developments since the July 21, 2010 board meeting and the then-current proposals from Atkins and Company B. The representatives of GT summarized the various changes in the structures of the two bids and the merger agreements, as well as the impact of these changes on the deal completion certainty provided by each of the bids. Representatives of Barclays Capital summarized the impact of these changes on the financial aspects of the bids.

Our board of directors held an extensive discussion with our senior management, Barclays Capital and GT regarding the proposals and discussed the value of the proposals to our shareholders, the certainty provided by Atkins’ proposal as a result of the withdrawal of its condition to review attorney-client privileged documents regarding the FCPA investigation and the lack of a requirement that Atkins’ shareholders approve the transaction, the uncertainty regarding Company B’s proposal as a result of its closing conditions regarding the FCPA investigation, and the business risks facing PBSJ in the execution of its short and long-term business strategies if it remained independent. While not dispositive, our board of directors also considered whether, given Atkins’ limited operations in the United States, there might be a lesser likelihood of reductions in force as a result of a transaction with Atkins than with Company B. Our board of directors determined that, in light of the foregoing, the combination of share price and deal certainty provided by Atkins’ proposal provided a superior alternative to Company B’s proposal despite Company B’s slightly higher value. Following this discussion, our board of directors unanimously authorized our senior management and advisors to finalize the terms of the merger agreement with Atkins and to attempt to arrange the requested meeting between representatives of Atkins and representatives of the DOJ and the SEC regarding the FCPA investigation.

Between July 26, 2010 and July 30, 2010, representatives of our management, GT, Atkins and Hunton held numerous discussions and negotiated the remaining unresolved issues in the merger agreement. On July 30, 2010, representatives of Atkins and its counsel, as well as counsel to PBSJ, met with a representative of each of the DOJ and the SEC regarding the FCPA investigation, during which meeting representatives of Atkins expressed Atkins’ willingness, were it to acquire PBSJ, to continue cooperating with the DOJ and SEC with respect to the FCPA investigation. Atkins’ representatives also advised the DOJ and SEC representatives that Atkins maintained a robust compliance program. There was no discussion of the status or likely outcome of the FCPA investigation. Over the course of the remainder of July 30, 2010 and the morning of July 31, 2010, representatives of our management, GT, Atkins and Hunton negotiated the final terms of the merger agreement and disclosure letters.

In the afternoon of July 31, 2010, our board of directors met to consider Atkins’ definitive proposal. Members of our senior management and representatives of Barclays Capital and GT were also in attendance. The directors had previously been provided with a substantially final draft and a detailed summary of the merger agreement. Representatives of GT briefly reminded the directors of their fiduciary duties under Florida law. The representatives of GT informed the directors that the terms of the merger agreement were substantially as the board of directors had reviewed at their July 26, 2010 meeting.

Representatives of Barclays Capital reviewed and discussed with our board of directors their analysis of PBSJ’s valuation based on a number of different metrics that are more fully discussed under “The Merger—Opinion of Barclays Capital Inc.” beginning on page 31, and its analysis with respect to the fairness from a financial point of view of the consideration to be offered to the shareholders of PBSJ. Barclays Capital then delivered its oral opinion to our board of directors, which was subsequently confirmed by delivery of a written opinion, dated August 1, 2010 (which is attached to this proxy statement as Annex B), to the effect that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the consideration to be offered to the shareholders of PBSJ is fair, from a financial point of view, to such shareholders, as more fully described below under “The Merger—Opinion of Barclays Capital Inc.” beginning on page 31.

Our board of directors again discussed the value of Atkins’ proposal to our shareholders and the certainty provided by that proposal, as well as the business risks facing PBSJ in the execution of its short and long-term business strategies if it remained independent. Our board of directors determined that, in light of the foregoing, the relative certainty provided by Atkins’ proposal provided a greater value to our shareholders, notwithstanding the higher price per share offered by Company B.

After extensive discussion among our board of directors, senior management and our advisors, our board of directors unanimously approved and adopted the merger agreement, approved the merger and the other transactions contemplated by the merger agreement, unanimously declared the advisability of the merger agreement, and determined that the merger, the merger agreement and the other transactions contemplated by the merger agreement are fair to and in the best interests of PBSJ and our shareholders. The board of directors further resolved to recommend to our shareholders that they vote to approve the merger agreement and the merger.

During the morning of August 1, 2010, the board of directors of Atkins unanimously approved the merger agreement. In the afternoon of August 1, 2010, PBSJ and Atkins executed the merger agreement. Prior to the opening of trading of Atkins’ ordinary shares on the London Stock Exchange on August 2, 2010, Atkins and we issued press releases announcing the transaction. Later on August 2, 2010, we filed a Current Report on Form 8-K with the SEC disclosing the execution of the merger agreement and attaching a copy of the definitive merger agreement as an exhibit.

Reasons for the Merger

In reaching its decision to approve and adopt the merger agreement with Atkins, approve the merger and the other transactions contemplated by the merger agreement, authorize PBSJ to enter into the merger agreement and recommend that our shareholders vote to approve the merger agreement, our board of directors consulted with its financial and legal advisors and our management. The board of directors considered a number of potentially positive factors and negative factors. The board of directors did not assign relative weights to the factors listed below or the other factors considered by it. In addition, the board of directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the board of directors may have given different weights to different factors.

Positive factors considered by the board of directors included the following material factors:

•	the value of the merger consideration offered by Atkins and its fairness from a financial point of view to PBSJ’s shareholders;

•	the financial advice of PBSJ’s financial advisor;

•

the competitive sale process conducted by us, with the assistance of our financial and legal advisors, which involved discussions with bidders likely to have the resources required to engage in a strategic acquisition of our company, engaging in discussions with 23 parties to determine their interest in acquiring PBSJ, entering into confidentiality agreements with 16 parties, making a management presentation to five parties and the receipt of two written acquisition proposals;

•	the historical and projected financial performance of PBSJ;

•

the possible alternatives to the sale of PBSJ, including the potential shareholder value that could be expected to be generated from remaining independent, and the risks and uncertainties associated with these alternatives, including the risks associated with our ability to meet our projections for future results of operations, compared to the certainty of realizing in cash a fair value for their investment provided to our shareholders by the merger;

•	the capital needs of PBSJ if it were to remain independent;

•	the benefits and risks of continuing to operate as an independent company;

•	the limitations on our ability to meet our capital needs if we remained an employee-owned company;

•	the likelihood that the merger will be consummated in accordance with the terms of the merger agreement, including the need to obtain governmental approvals and the other closing conditions thereto;

•	the business reputation, capabilities and culture of Atkins;

•	the impact of the merger on PBSJ’s various constituencies, including PBSJ’s shareholders and employees;

•	that discussions with the other bidders revealed that they were not willing to provide bids providing both value competitive with, and deal completion certainty comparable to, that offered by Atkins;

•

the fact that we believed, following consultation with our financial and legal advisors, that Atkins had the ability to move the quickest towards signing a definitive transaction agreement and completing the transaction, with the least amount of disruption to the ongoing management and operations of our business;

•

our board of directors’ familiarity with, and presentations by our management and financial advisors regarding, our business, operations, properties, financial condition, strategy and prospects, and related risks, the nature of our industry, industry trends, and economic and market conditions;

•	the fact that the merger consideration is all cash, which provides certainty of value to our shareholders;

•	the fact that the approval of holders of a majority of our outstanding Class A common stock is required for approval of the merger agreement;

•

the financial analysis reviewed and discussed with our board of directors on July 31, 2010 by representatives of Barclays Capital with respect to the fairness, from a financial point of view, to our shareholders of the sum of the merger consideration as well as the oral opinion of Barclays Capital to our board of directors (which was subsequently confirmed in writing by delivery of Barclays Capital’s written opinion dated August 1, 2010) to the effect that, as of August 1, 2010, and based upon and subject to the procedures followed, qualifications, limitations and assumptions made, on the review undertaken and other matters considered by Barclays Capital in preparing its opinion, the merger consideration offered to the shareholders of PBSJ in the merger agreement was fair, from a financial point of view, to our shareholders (see “The Merger—Opinion of Barclays Capital Inc.” beginning on page 31 and Annex B to this proxy statement);

•	the terms of the merger agreement and the related agreements, including:

•

the limited number and nature of the conditions to Atkins’ obligation to consummate the merger, including its willingness not to impose special conditions related to our previously disclosed Foreign Corrupt Practices Act (“FCPA”) investigation beyond those developments that would independently constitute a material adverse effect;

•	our ability, under certain limited circumstances, to furnish information to and conduct negotiations with third parties regarding other takeover proposals;

•	the likelihood that the $8.52 million termination fee payable to Atkins would not preclude additional unsolicited offers following execution of the merger agreement;

•	the absence of any financing conditions to Atkins’ obligations;

•	our ability to enforce specifically the terms and provisions of the merger agreement to prevent breaches of the merger agreement and to seek money damages in certain circumstances; and

•

the fact that if our shareholders fail to vote in favor of the merger, we would not owe any termination fee unless there were an acquisition proposal communicated to us or our shareholders prior to termination and we entered into or consummated an acquisition proposal within 12 months after the termination of the merger agreement; and

•	the fact that the transaction requires no vote of Atkins’ shareholders .

Our board of directors also considered and balanced against the potentially positive factors a number of potentially negative factors concerning the merger, including the following material factors:

•	the fact that our shareholders will not participate in any future growth or earnings of PBSJ because they will no longer own equity interests in PBSJ;

•	the risk that the merger might not be completed;

•	the fact that the merger consideration consists of cash and will therefore be taxable to our shareholders for U.S. federal income tax purposes;

•

the restrictions on our ability to solicit or engage in discussions or negotiations with a third party regarding other takeover proposals and the requirement that we pay Atkins a $8.52 million termination fee if our board of directors accepts a superior proposal;

•	the fact that our shareholders are not entitled to assert appraisal rights in connection with the merger under the FBCA; and

•	the possibility of disruption to our operations associated with the merger, and the resulting effect thereof on us if the merger does not close.

During its consideration of the transaction with Atkins, our board of directors was also aware that our directors and executive officers have interests in the merger that are, or may be, different from, or in addition to, those of our shareholders generally, as described under “The Merger—Interests of Our Directors and Executive Officers in the Merger” beginning on page 39.

After taking into account all of the factors set forth above, as well as others, our board of directors determined that the potentially positive factors outweighed the potentially negative factors. Furthermore, our board of directors determined it to be advisable and in the best interests of our shareholders that we enter into the merger agreement, and that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable, fair to and in the best interests of our shareholders. The board of directors has unanimously approved and adopted the merger agreement, the merger and the other transactions contemplated by the merger agreement and recommends that our shareholders vote to approve the merger agreement at the special meeting.

Recommendation of Our Board of Directors

On July 31, 2010, after evaluating a variety of business, financial and market factors and consulting with our legal and financial advisors, and after due discussion and due consideration, our board of directors unanimously approved and adopted the merger agreement, approved the merger and the other transactions contemplated by the merger agreement, and determined that the merger, the merger agreement and the other transactions contemplated by the merger agreement are fair to and in the best interests of PBSJ and our shareholders. ACCORDINGLY, OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE MERGER AGREEMENT.

Opinion of Barclays Capital Inc.

On March 29, 2010, PBSJ engaged Barclays Capital to act as its financial advisor with respect to pursuing a possible sale of PBSJ. On July 31, 2010, Barclays Capital rendered its oral opinion (which was subsequently confirmed in writing) to PBSJ’s board of directors that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the consideration to be offered to the shareholders of PBSJ is fair, from a financial point of view, to such shareholders.

The full text of Barclays Capital’s written opinion, dated August 1, 2010, is attached as Annex B to this proxy statement. Barclays Capital’s written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays Capital in rendering its opinion. You are encouraged to read the opinion carefully in its entirety. The following is a summary of Barclays Capital’s opinion and the methodology that Barclays Capital used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion, which is incorporated herein by reference.

Barclays Capital’s opinion, the issuance of which was approved by Barclays Capital’s Fairness Opinion Committee, is addressed to the board of directors of PBSJ, addresses only the fairness, from a financial point of view, of the consideration to be offered to the shareholders of PBSJ and does not constitute a recommendation to any shareholder of PBSJ as to how such shareholder should vote or act with respect to the proposed transaction or any other matter. The terms of the proposed transaction were determined through arm’s-length negotiations between PBSJ and Atkins and were unanimously approved by PBSJ’s board of directors. Barclays Capital did not recommend any specific form of consideration to PBSJ or that any specific form of consideration constituted the only appropriate consideration for the proposed transaction. Barclays Capital was not requested to address, and its opinion does not in any manner address, PBSJ’s underlying business decision to proceed with or effect the proposed transaction. In addition, Barclays Capital expressed no opinion on, and its opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the proposed transaction, or any class of such persons, relative to the consideration to be offered to the shareholders of PBSJ in the proposed transaction. No limitations were imposed by PBSJ’s board of directors upon Barclays Capital with respect to the investigations made or procedures followed by it in rendering its opinion.

In arriving at its opinion, Barclays Capital, among other things:

•	reviewed and analyzed the merger agreement and the specific terms of the proposed transaction;

•

reviewed and analyzed publicly available information concerning PBSJ that Barclays Capital believed to be relevant to its analysis, including PBSJ’s annual report on Form 10-K for the fiscal year ended September 30, 2009 and quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2010;

•

reviewed and analyzed publicly available information concerning Atkins that Barclays Capital believed to be relevant to its analysis, including Atkins’ annual report for the fiscal year ended March 31, 2010;

•

reviewed and analyzed financial and operating information with respect to the business, operations and prospects of PBSJ furnished to Barclays Capital by PBSJ, including (i) financial projections of PBSJ prepared by management of PBSJ (the “PBSJ Base Case Projections”) and (ii) separate financial projections of PBSJ prepared by management of PBSJ based on certain somewhat more conservative assumptions and estimates (the “PBSJ Standalone Projections”);

•	reviewed and analyzed a comparison of the historical financial results and present financial condition of PBSJ with those of other companies that Barclays Capital deemed relevant;

•	reviewed and analyzed a comparison of the financial terms of the proposed transaction with the financial terms of certain other recent transactions that Barclays Capital deemed relevant;

•

reviewed and analyzed third party independent valuation reports prepared for PBSJ addressing the ESOP/401(k) Plan and the value of PBSJ’s Class A common stock based on PBSJ’s financials as of the fiscal year ended September 30, 2009 (the “2009 ESOP Reports”);

•

reviewed and analyzed a draft of a third party independent valuation report dated as of June 14, 2010 prepared for PBSJ addressing the ESOP/401(k) Plan and the estimated value of PBSJ’s Class A common stock based on PBSJ’s financials as of the fiscal quarter ended March 31, 2010, (the “2010 ESOP Estimate Report” and together with the 2009 ESOP Reports, “PBSJ’s ESOP Reports”);

•	reviewed and analyzed the results of Barclays Capital’s efforts to solicit indications of interest and definitive proposals from third parties with respect to an acquisition of PBSJ;

•	had discussions with the management of PBSJ concerning its business, operations, assets, liabilities, financial condition and prospects; and

•	undertook such other studies, analyses and investigations as Barclays Capital deemed appropriate.

In arriving at its opinion, Barclays Capital assumed and relied upon the accuracy and completeness of the financial and other information used by Barclays Capital without assuming any responsibility for independent verification of such information and have also relied upon the assurances of the management of PBSJ that they were not aware of any facts or circumstances that would make such information inaccurate or misleading.

With respect to the PBSJ Base Case Projections, upon the advice of PBSJ, Barclays Capital assumed that such projections were reasonably prepared on a basis reflecting estimates and judgments of the management of PBSJ as to the future financial performance of PBSJ. With respect to the PBSJ Standalone Projections, upon the advice of PBSJ, Barclays Capital assumed that such projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of PBSJ as to the future financial performance of PBSJ and Barclays Capital primarily relied on such projections in arriving at its opinion. With respect to PBSJ’s ESOP Reports, Barclays Capital discussed these reports with the management of PBSJ and, upon the advice of PBSJ, Barclays Capital assumed that PBSJ’s ESOP Reports were a reasonable basis upon which to evaluate the ESOP/401(k) Plan and the value of PBSJ’s Class A common stock. In arriving at its opinion, Barclays Capital did not conduct a physical inspection of the properties and facilities of PBSJ and, other than PBSJ’s ESOP Reports, Barclays Capital did not make or obtain any evaluations or appraisals of the assets or liabilities of PBSJ. In addition, Barclays Capital understood that PBSJ voluntarily reported potential FCPA violations to the DOJ and to the SEC, and Barclays Capital’s analyses and opinion did not in any manner address such FCPA violations or the impact on PBSJ of financial penalties or sanctions, if any, that may be assessed for any such potential FCPA violations. Barclays Capital’s opinion necessarily was based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion letter. Barclays Capital assumed no responsibility for updating or revising its opinion based on events or circumstances that may have occurred after the date of its opinion letter.

In connection with rendering its opinion, Barclays Capital performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, Barclays Capital did not ascribe a specific range of values to the shares of PBSJ Class A common stock but rather made its determination as to fairness, from a financial point of view, to PBSJ’s shareholders of the consideration to be offered to such shareholders in the proposed transaction on the basis of various financial and comparative analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.

In arriving at its opinion, Barclays Capital did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the particular transaction. Accordingly, Barclays Capital believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.

The following is a summary of the material financial analyses used by Barclays Capital in preparing its opinion to PBSJ’s board of directors. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by Barclays Capital, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses. In performing its analyses, Barclays Capital made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of PBSJ or any other parties to the proposed transaction. None of PBSJ, Atkins, Barclays Capital or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the businesses do not purport to be appraisals or reflect the prices at which the businesses may actually be sold.

Selected Comparable Company Analysis

In order to assess how the public market values shares of similar publicly traded companies, Barclays Capital reviewed and compared specific financial and operating data relating to PBSJ with selected companies that Barclays Capital, based on its experience in the Engineering & Construction industry, deemed comparable to PBSJ. The selected comparable companies were:

•	AECOM Technology Corporation

•	Michael Baker Corporation

•	Tetra Tech, Inc.

•	Arcadis N.V.

•	Stantec, Inc.

•	Chicago Bridge & Iron Company N.V.

•	EnGlobal Corporation

•	Fluor Corporation

•	Foster Wheeler AG

•	Granite Construction, Inc.

•	Jacobs Engineering Group, Inc.

•	KBR, Inc.

•	McDermott International, Inc.

•	Tutor Perini Corporation

•	The Shaw Group, Inc.

•	URS Corporation

Barclays Capital calculated and compared various financial multiples and ratios of PBSJ and the selected comparable companies. As part of its selected comparable company analysis, Barclays Capital calculated and analyzed each company’s enterprise value to its earnings before interest, taxes, depreciation and amortization, or EBITDA. The enterprise value of each company was obtained by adding its short and long-term debt to the sum of the market value of its common equity, the value of any preferred stock (at liquidation value) and the book value of any minority interest, and subtracting its cash and cash equivalents. All of these calculations were performed, and based on publicly available financial data (including First Call/I/B/E/S International, Inc.) and closing prices, as of July 30, 2010, the last trading date prior to the delivery of Barclays Capital’s opinion. The results of this selected comparable company analysis are summarized below:

Multiple Range of Comparable Companies
Enterprise Value as a Multiple of:	Low	High

2011 EBITDA	4.5x	5.5x

Barclays Capital selected the comparable companies listed above because their businesses and operating profiles are reasonably similar to that of PBSJ. However, because of the inherent differences between the business, operations and prospects of PBSJ and those of the selected comparable companies, Barclays Capital believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, Barclays Capital also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of PBSJ and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, growth prospects, profitability levels and degree of operational risk between PBSJ and the companies included in the selected company analysis. Based upon these judgments, Barclays Capital selected a range of 4.5x to 5.5x multiples of 2011 EBITDA for PBSJ and applied such range to the PBSJ Base Case Projections to calculate a range of implied prices per share of PBSJ. The comparable company analysis implied an equity value range for PBSJ of $12.58 to $15.60 per share.

Selected Precedent Transaction Analysis

Barclays Capital reviewed and compared the purchase prices and financial multiples paid in selected other transactions that Barclays Capital, based on its experience with merger and acquisition transactions, deemed relevant. Barclays Capital chose such transactions based on, among other things, the similarity of the applicable target companies in the transactions to PBSJ with respect to the size, mix, margins and other characteristics of their businesses.

The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of PBSJ and the companies included in the selected precedent transaction analysis. Accordingly, Barclays Capital believed that a purely quantitative selected precedent transaction analysis would not be particularly meaningful in the context of considering the proposed transaction. Barclays Capital therefore made qualitative judgments concerning differences between the characteristics of the selected precedent transactions and the proposed transaction which would affect the acquisition values of the selected target companies and PBSJ. Based upon these judgments, Barclays Capital selected a range of 6.0x to 7.0x multiples of 2010 EBITDA and applied such range to the PBSJ Base Case Projections to calculate a range of implied prices per share of PBSJ. The following table sets forth the transactions analyzed based on such characteristics and the results of such analysis:

Acquiror	Target	Announcement Date

AECOM	Tishman Construction	July 14, 2010
URS Corporation	Scott Wilson	June 30, 2010
Churchill Corporation	Seacliff Construction	May 17, 2010
Michael Baker	LPA Group	April 7, 2010
Babcock International Group plc	VT Group plc	March 23, 2010
Willbros Group	InfrastruX Group	March 11, 2010
MasTec	Precision Pipeline	November 3, 2009
Bilfinger Berger	MCE	October 6, 2009
Wood Group	Michael Baker Energy	September 30, 2009
Balfour Beatty plc	Parsons Brinckerhoff	September 17, 2009
Quanta Services Inc	Price Gregory	September 3, 2009
AMEC plc	GRD Ltd.	July 20, 2009
Arcadis NV	Malcolm Pirine	June 25, 2009
Insituform Technologies	Bayou Companies	February 2, 2009
Insituform Technologies	Corrpro Companies	February 2, 2009
PBSJ Corporation	Peter Brown Construction	December 19, 2008
Stantec Inc	Jacques Whitford	November 24, 2008
MasTec	Wanzek Construction	October 6, 2008
WorleyParsons Ltd	Westmar Consultants	June 5, 2008
KBR Inc	BE&K	May 7, 2008
Perini Corp	Tutor-Saliba Corp	April 2, 2008
Worley Parsons Ltd	INTEC Engineering	April 1, 2008
Rhapsody Acquisition (SPAC)	Primoris	February 20, 2008
AECOM	Earth Tech Inc	February 12, 2008

The results of this selected comparable transaction analysis are summarized below:

Multiple Range of Comparable Transactions
Enterprise Value as a Multiple of:	Low	High

2010 EBITDA	6.0x	7.0x

The comparable transaction analysis implied an equity value range for PBSJ of $13.79 to $16.20 per share.

Transaction Premium Analysis

In order to assess the premium offered to the shareholders of PBSJ in the proposed transaction relative to the premiums offered to shareholders in other transactions, Barclays Capital reviewed the premium paid in all transactions of companies valued between $250 million and $1 billion from January 1, 2009 to June 30, 2010. For each transaction, Barclays Capital calculated the premium per share paid by the acquirer by comparing the announced transaction value per share to the target company’s historical average share price during the following periods: (i) one trading day prior to announcement, (ii) seven calendar days prior to announcement, and (iii) 28 calendar days prior to announcement. The results of this transaction premium analysis are summarized below:

	% Premium
	1-day prior	1-week prior	4-weeks prior

Average	30.1%	35.1%	43.7%

Median	30.6%	32.9%	39.6%

The reasons for and the circumstances surrounding each of the transactions analyzed in the transaction premium analysis were diverse and there are inherent differences in the business, operations, financial conditions and prospects of PBSJ and the companies included in the transaction premium analysis. Accordingly, Barclays Capital believed that a purely quantitative transaction premium analysis would not be particularly meaningful in the context of considering the proposed transaction. Barclays Capital therefore made qualitative judgments concerning the differences between the characteristics of the selected transactions and the proposed transaction which would affect the acquisition values of the target companies and PBSJ. Based upon these judgments, Barclays Capital selected a range of 25.0% to 35.0% to the stock price described in PBSJ’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2010 to calculate a range of implied prices per share of PBSJ. The stock price of $39.31 described in PBSJ’s quarterly report on Form 10-Q was adjusted to $13.10 to reflect the 3-for-1 stock split that occurred after the date of filing. The following summarizes the result of these calculations:

The transaction premium analysis implied an equity value range for PBSJ of $16.20 to $17.71 per share.

Discounted Cash Flow Analysis

In order to estimate the present value of PBSJ Common Stock, Barclays Capital performed two discounted cash flow analyses of PBSJ. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.

To calculate the estimated enterprise value of PBSJ using the discounted cash flow method, Barclays Capital added (i) PBSJ’s projected after-tax unlevered free cash flows for fiscal years 2011 through 2015 based on both the PBSJ Base Case Projections and the PBSJ Standalone Projections to (ii) the “terminal value” of PBSJ as of September 30, 2015, and discounted such amount to its present value using a range of selected discount rates. The after-tax unlevered free cash flows were calculated by taking the tax-affected earnings before interest, tax expense and amortization (excluding amortization of purchased intangibles) and subtracting capital expenditures and adjusting for changes in working capital. The residual value of PBSJ at the end of the forecast period, or “terminal value,” was estimated by selecting a range of terminal value multiples based on EBITDA for the fiscal period ending September 30, 2015 of 4.5x to 5.5x, which was derived by analyzing trading multiples of selected comparable publicly traded companies and applying such range to each of the PBSJ Base Case Projections and the PBSJ Standalone Projections. The range of after-tax discount rates of 15.5% to 16.5% for the PBSJ Base Case Projections and 14.5% to 15.5% for the PBSJ Standalone Projections was selected based on an analysis of the weighted average cost of capital of PBSJ and the comparable companies. Barclays Capital then calculated a range of implied prices per share of PBSJ by subtracting estimated net debt as of September 30, 2010 from the estimated enterprise value using the discounted cash flow method and dividing such amount by the fully diluted number of shares of PBSJ Common Stock. The following summarizes the result of these calculations:

The discounted cash flow analysis based on the PBSJ Base Case Projections implied an equity value range for PBSJ of $18.31 to $21.93 per share.

The discounted cash flow analysis based on the PBSJ Standalone Projections implied an equity value range for PBSJ of $16.67 to $20.59 per share.

General

Barclays Capital is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. PBSJ’s board of directors selected Barclays Capital because of its familiarity with PBSJ and its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally.

Barclays Capital acted as financial advisor to PBSJ in connection with the proposed transaction and will receive a fee for its services a portion of which was payable upon rendering a fairness opinion and a substantial portion of which is contingent upon the consummation of the proposed transaction. In addition, PBSJ has agreed to reimburse Barclays Capital’s expenses and indemnify Barclays Capital for certain liabilities that may arise out of its engagement. Barclays Capital Inc. and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of its business, Barclays Capital and its affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of Atkins for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.

In connection with its activities as independent fiduciary to the ESOP/401(k) Plan, the Independent Fiduciary obtained a fairness opinion from Stout Risius Ross, Inc. (“SRR”). For information regarding SRR’s fairness opinion, see the ESOP Supplement.

Financing

Atkins estimates the total amount of funds necessary to complete the merger will be approximately $280 million. The merger consideration will be paid in cash and will be satisfied from available cash resources and new credit facilities of Atkins. Atkins has agreed to a four-year debt facility of £150 million with four major banks in the United Kingdom, which replaces its pre-existing £100 million facility that was due to expire in June 2011. The obligations of Atkins and Merger Sub under the merger agreement are not subject to any financing condition.

Financing Efforts

Subject to limitations imposed by law, PBSJ will, and will cause its subsidiaries (or in the case of the consolidated entities, use its commercially reasonable efforts to cause each of the consolidated entities) to provide, and will use its reasonable best efforts to have its representatives cooperate with Atkins and its representatives in connection with the arrangement of any debt or equity financing and to facilitate Atkins’ post-acquisition planning, and in connection with the pre-payment of PBSJ’s existing debt, as may be reasonably requested by Atkins.

Atkins will reimburse any reasonable out-of-pocket expenses paid by PBSJ regarding PBSJ’s cooperation in securing the debt or equity financing upon PBSJ’s request. PBSJ and its subsidiaries will not be required to pay any fee or incur any other liability in connection with the debt or equity financing, except for any such fee or liability effective following the merger closing.

Interests of Our Directors and Executive Officers in the Merger

In addition to their interests in the merger as shareholders, certain of our directors and executive officers have, or may have, interests in the merger that differ from, or are in addition to, your interests as a shareholder. In considering the recommendation of our board of directors to vote “FOR” the approval of the merger agreement, you should be aware of these interests. Our board of directors was aware of, and considered, the interests of our directors and executive officers in approving the merger agreement, the merger and the transactions contemplated by the merger agreement. Except as described below, such persons have, to our knowledge, no material interest in the merger that differs from your interests generally. For information regarding the shares of our Class A common stock beneficially owned by our directors and executive officers, see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 69.

Change-in-Control Severance Agreements

We have entered into change-in-control severance agreements with the following executive officers: Messrs. Robert Paulsen, Donald Vrana, Wayne Overman and Benjamin Butterfield. The change-in-control severance agreements provide certain compensation and benefits in the event a covered executive’s employment is terminated during the term of the change-in-control severance agreement and within two years after the date of the change-in-control (as defined in the change-in-control severance agreements) of PBSJ (i) by PBSJ other than for cause (as defined in the change-in-control severance agreements), death or disability (as defined in the change-in-control severance agreements), or (ii) by the executive for good reason (as defined in the change-in-control severance agreements). The change-in-control severance agreements have an initial term of two years and, beginning on June 2, 2011 (the one-year anniversary of the effective date), automatically extend for successive one-year terms unless PBSJ provides notice to the executive at least 60 days prior to the anniversary date that a change-in-control severance agreement will not be automatically extended.

In the event an executive officer becomes entitled to payments and benefits following termination and in connection with a change-in-control as discussed above, the executive officer will:

(a) receive a lump-sum severance benefit within 30 days of the executive’s termination in an amount equal to 200% of the executive’s base salary plus an amount equal to the executive’s target annual bonus amount (as defined in the change-in-control severance agreements), each as in effect on the day prior to the change-in-control;

(b) receive continued health and welfare benefits for a period of one year or, if earlier, until re-employed and covered for similar benefits;

(c) receive a continued car allowance for a period of one year or, if earlier, until re-employed;

(d) receive outplacement services for up to a six-month period, provided that the cost for such services will not exceed $20,000; and

(e) have all the outstanding stock options, restricted stock or other equity awards granted by PBSJ to the executive immediately become vested.

As a condition to PBSJ’s obligation to pay the severance payments and benefits under the change-in-control severance agreement, the executive must provide PBSJ with a written release that has become irrevocable within 30 days after termination of his employment with PBSJ.

The payments and benefits provided under the change-in-control severance agreements are not intended to duplicate benefits payable under any other severance agreement, plan or program, employment agreement, or applicable laws. Should such other payments or benefits be payable, the executives’ benefits under the change-in-control severance agreements will be reduced accordingly or, alternatively, payments and benefits previously paid under the change-in-control severance agreements will be treated as having been paid to satisfy such other benefit obligations.

Any compensation and benefits payable to an executive by PBSJ pursuant to the change-in-control severance agreement, which are treated as “severance payments” (as defined in Internal Revenue Code (the “Code”) Section 280G (“Section 280G”)), will be modified, reduced or eliminated in the manner provided in the change-in-control severance agreement to the extent necessary so as to avoid the imposition of excise taxes on the executive under Section 4999 of the Code or the disallowance of a deduction to PBSJ pursuant to Section 280G(a) of the Code with respect to amounts payable under the change-in-control severance agreement.

The following table sets forth an estimate of the potential cash severance, value of continued health and welfare benefits, value of car allowance and value of outplacement services. The table assumes a termination date of August 20, 2010.

Name	Amount of Potential Cash Severance Payment (1)		Estimated Value of Health and Welfare Benefits	Estimated Value of Car Allowance	Maximum Value of Outplacement Services	Value of Equity Accelerated (2)	Total
Robert J. Paulsen	$600,000		$5,600	$11,400	$20,000	$39,237	$676,237
Donald J. Vrana	$581,000	(3)	$11,300	$11,400	$20,000	$494,443	$1,118,143
Wayne J. Overman	$550,000		$5,300	$11,400	$20,000	$121,309	$708,009
Benjamin P. Butterfield	$525,000		$5,600	$11,400	$20,000	$244,933	$806,933

(1)	Pursuant to the change-in-control severance agreement, the target annual bonus is defined as zero for PBSJ’s 2010 fiscal year. The target annual bonus amounts for the 2011 fiscal year will be determined by the compensation committee of our board of directors prior to the effective time of the merger.
(2)	Pursuant to the merger agreement, all shares of restricted stock issued and outstanding prior to the merger will vest immediately prior to the effective time of the merger, will be paid for in the merger and will not affect severance benefits.
(3)	The payments and benefits provided under Mr. Vrana’s change-in-control severance agreement are not intended to duplicate benefits payable under Mr. Vrana’s offer of employment described below. Should such other payments or benefits be payable, Mr. Vrana’s benefits under his change-in-control severance agreement will be reduced accordingly or, alternatively, payments and benefits previously paid under his change-in-control severance agreement will be treated as having been paid to satisfy such other benefit obligations.

We executed an offer of employment with Mr. Vrana that will require us to provide to him certain payments in the event of his termination of employment by PBSJ or a change-in-control of PBSJ. The following table sets forth an estimate of the potential payments to Mr. Vrana pursuant to the offer of employment. The table assumes a triggering event with respect to Mr. Vrana occurred on August 20, 2010.

Name	Voluntary Termination	Involuntary Not For Cause Termination	Termination After a Change-in- Control (1)
Payment Upon Termination (2)	—	—	—
Cash Severance	—	$145,250	$145,250
Total	—	$145,250	$145,250

(1)	See note 3 to the preceding table for a discussion of the effect of Mr. Vrana’s change-in-control severance agreement upon the potential payment under Mr. Vrana’s offer of employment.
(2)	For purposes of this analysis, we assumed a base salary equal to $290,500. We are obligated to make a payment to Mr. Vrana in connection with the termination of his employment pursuant to the offer of employment, dated October 3, 2005. We are obligated to pay a lump sum payment equal to six months of Mr. Vrana’s current base salary if we terminate his employment without cause or for reasons related to a change-in-control.

Treatment of Equity Awards

Restricted Stock. The merger agreement provides that upon consummation of the merger, each share subject to restrictions on transfer and/or forfeiture issued by PBSJ under the PBSJ stock plans or otherwise, including those shares subject to performance-based conditions, will become or otherwise be deemed fully vested effective immediately prior to the consummation of the merger. Upon consummation of the merger, each vested, issued and outstanding restricted share will be converted into the right to receive $17.137 in cash, without interest and less any required withholding taxes.

Contributions under the ESPP. Pursuant to the merger agreement, the ESPP has been amended to provide that immediately prior to consummation of the merger, contributions under the ESPP will be applied to the purchase of shares of PBSJ Class A common stock at $11.79 per share (a price of 90% of fair market value as of September 30, 2009, in accordance with the ESPP) and the acquired shares will be converted into the right to receive the merger consideration.

Directors’ and Officers’ Indemnification and Insurance

The merger agreement provides that all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the consummation of the merger (and rights for advancement of expenses) now existing in favor of the current or former directors or officers of PBSJ and its subsidiaries as provided in their respective articles of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements of PBSJ and its subsidiaries as in effect on August 1, 2010 will be assumed by the surviving corporation in the merger, without further action, at the consummation of the merger and will survive the merger and will continue in full force and effect in accordance with their terms. Further, the articles of incorporation and bylaws of the surviving corporation will contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of former or present directors and officers than are presently set forth in PBSJ’s articles of incorporation and bylaws, which provisions will not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of any such individuals with respect to acts or omissions prior to the consummation of the merger, except as amendments may be required by the FBCA.

In addition, PBSJ intends to purchase, prior to the consummation of the merger, a prepaid (or “tail”) directors’ and officers’ liability insurance policy in respect of events occurring at or prior to the effective time of the merger, covering each indemnified party for six years from the effective time of the merger on terms with respect to such coverage and amounts no less favorable than those of such policies in effect on the date of the merger agreement; provided, however, that PBSJ may not pay an aggregate premium in excess of 300% of the aggregate amount per annum that it has paid for such coverage in its last full fiscal year prior to August 1, 2010. For more information, see “The Merger Agreement—Indemnification and Insurance” beginning on page 66.

Deregistration of Our Common Stock

If the merger is completed, our common stock will be deregistered under the Exchange Act, and we will no longer file periodic reports with the SEC.

Material U.S. Federal Income Tax Consequences

THIS DISCUSSION IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY PERSON FOR THE PURPOSE OF AVOIDING TAX PENALTIES THAT MAY BE IMPOSED UNDER U.S. TAX LAWS. THIS DISCUSSION IS PROVIDED TO SUPPORT THE PROMOTION AND

MARKETING OF THE MERGER. EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISER CONCERNING THE POTENTIAL TAX CONSEQUENCES OF THE MERGER.

The following discussion summarizes the material U.S. federal income tax consequences of the merger to a holder of PBSJ Class A common stock. This summary is for general informational purposes only and is not tax advice. The information in this section is based on the Internal Revenue Code of 1986, as amended, current and proposed U.S. Treasury regulations promulgated thereunder, and administrative and judicial decisions, all as of the date hereof and all of which are subject to change, possibly on a retroactive basis. No ruling from the U.S. Internal Revenue Service (the “IRS”) has been or will be sought with respect to any of the tax consequences of the merger, and the statements in this proxy are not binding on the IRS or any court. We can provide no assurance that the tax consequences described below will not be challenged by the IRS or will be sustained by a court if so challenged.

This summary does not address all aspects of taxation that may be relevant to you in light of your specific circumstances. This summary assumes you hold your shares of PBSJ Class A common stock as capital assets within the meaning of Section 1221 of the Code. Except as indicated otherwise, this summary does not address the application of the alternative minimum tax or the U.S. federal income tax consequences to holders of PBSJ Class A common stock subject to special treatment under the U.S. federal income tax laws, including, without limitation:

•	individual retirement accounts and other tax deferred accounts;

•	dealers in securities or currencies;

•	traders in securities that elect to use a mark-to-market method of accounting for their securities holdings;

•	persons whose functional currency is not the U.S. dollar;

•	persons holding their PBSJ common stock as part of a straddle, “hedge”, constructive sale, “conversion transaction” or other risk reduction transaction; or

•	expatriates and former long-term residents of the United States.

Except as set forth below in the section entitled “Taxation With Respect to Profit Sharing/ESOP/401(k) Plan Shares”, this summary does not address (i) any tax issues related to PBSJ Class A common stock acquired through the exercise of employee stock options or warrants or otherwise as compensation and which shares of PBSJ Class A common stock remain subject to U.S. federal income tax rules applicable to compensation rather than to the rules applicable to stock held solely as an investment or (ii) any tax issues related to any interest of a shareholder that differs from or is in addition to his interest solely as a shareholder, including, without limitation, any interest related to a change-in-control severance agreement, any option to purchase shares of PBSJ Class A common stock, the ESPP, the PBSJ Restricted Stock Plan, as amended, the PBSJ Key Employee Supplemental Option Plan, as amended, or any other PBSJ stock plan.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of a share of PBSJ Class A common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•

a trust if (1) a court within the United States is able to exercise primary supervision over the administration of the trust, and one or more United States persons have the authority to control all substantial decisions of the trust, or (2) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a United States person.

For purposes of this discussion, a “non-U.S. holder” is a beneficial owner of a share of PBSJ Class A common stock who is for U.S. federal income tax purposes:

•	a nonresident alien individual; or

•	a foreign estate or trust, which generally is an estate or trust that is not a U.S. holder.

If PBSJ Class A common stock is held by a taxpayer that is not an individual, trust or estate, that holder should consult its own tax adviser regarding the U.S. federal tax consequences of the merger to it.

This summary does not address tax consequences under the laws of any state, local or foreign jurisdiction or estate, inheritance or gift tax considerations. You should consult your tax adviser regarding those matters.

Taxation of U.S. Holders

U.S. Federal Income Tax Consequences of the Merger

The receipt of cash in the merger by a U.S. holder of PBSJ Class A common stock will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder of PBSJ Class A common stock will recognize gain or loss in an amount equal to the difference between:

•	the amount of cash received in exchange for that common stock (before reduction for any required withholding taxes); and

•	the U.S. holder’s adjusted tax basis in that common stock.

If the U.S. holder’s holding period in PBSJ Class A common stock surrendered in the merger is greater than one year as of the date of the merger, the gain or loss will be long-term capital gain or loss. The deductibility of a capital loss is subject to limitations under the Code. If a U.S. holder acquired different blocks of PBSJ Class A common stock at different times and different prices, that U.S. holder must determine its adjusted tax basis and holding period separately with respect to each block of PBSJ Class A common stock.

Under the Code, a U.S. holder of PBSJ Class A common stock may be subject, under certain circumstances, to information reporting on the cash received in the merger unless that U.S. holder is an exempt recipient. Backup withholding at a rate of 28% will also apply with respect to the cash received, unless a U.S. holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. holder’s U.S. federal income tax liability, if any, provided that the U.S. holder furnishes required information to the IRS in a timely manner.

Taxation of Non-U.S. Holders

Any gain recognized by a non-U.S. holder on the receipt of cash in exchange for PBSJ Class A common stock pursuant to the merger generally will not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with a trade or business conducted by the non-U.S. holder within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. fixed base or permanent establishment of the non-U.S. holder);

•	the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the merger, and certain other conditions are met; or

•

we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes and the non-U.S. holder owned more than 5% of the PBSJ Class A common stock at any time during the five years preceding the merger. We believe we are not and have not been a “United States real property holding corporation” for U.S. federal income tax purposes.

A non-U.S. holder described in the first bullet point immediately above will be subject to tax on the net gain derived from the disposition of PBSJ Class A common stock pursuant to the merger under regular graduated U.S. federal income tax rates. An individual non-U.S. holder described in the second bullet point immediately above will be subject to a flat 30 percent tax on the gain, if any, derived from the disposition of PBSJ Class A common stock pursuant to the merger, which may be offset by U.S. source capital losses, even though the individual is not a resident of the United States for U.S. federal income tax purposes.

Information reporting and, depending on the circumstances, backup withholding at a rate of 28% will apply to the cash received in the merger unless the beneficial owner certifies under penalties of perjury that it is a non-U.S. holder (and the payer does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined in the Code) or that it is otherwise subject to an exemption. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder’s U.S. federal income tax liability, if any, provided the non-U.S. holder furnishes required information to the IRS in a timely manner.

Taxation With Respect to ESOP/401(k) Plan Shares

The conversion of shares of PBSJ Class A common stock owned by the ESOP Company Stock Fund component of the ESOP/401(k) Plan into cash pursuant to the merger will not be a taxable event for the ESOP/401(k) Plan or any participant in the ESOP/401(k) Plan. Participants in the ESOP/401(k) Plan will be entitled to elect to receive distributions of cash paid in respect of shares of PBSJ Class A common stock in accordance with the terms of the ESOP/401(k) Plan.

Generally, receipt of distributions from the ESOP/401(k) Plan, including amounts attributable to the cash proceeds received pursuant to the merger, will be taxable as ordinary income, unless the participant’s benefits are directly transferred from the ESOP/401(k) Plan, or the participant rolls the distribution over into, an individual retirement account (“IRA”), another qualified plan, or certain other employer-sponsored retirement plans within 60 days after the participant receives the distribution. Participants who have not yet attained age 59 1/2 generally also will be subject to a 10% penalty tax on any amount that is distributed to the participant and that is not timely rolled over into an IRA or another qualified plan.

The summary set forth above is for general information only and is not intended to constitute a complete description of all tax consequences relating to the merger. Because individual circumstances may differ, each holder should consult its own tax adviser regarding the applicability of the rules discussed above to the holder and the particular tax effects to the holder of the merger, including the application of state, local and foreign tax laws.

Regulatory Approvals

Under the merger agreement, we and the other parties to the merger agreement have agreed to use our commercially reasonable best efforts to complete the transactions contemplated by the merger agreement in the most expeditious manner practicable, including obtaining all necessary governmental approvals.

United States Antitrust. Under the HSR Act, and the rules promulgated thereunder by the FTC, the merger cannot be consummated until PBSJ and Atkins file a notification and report form under the HSR Act and the applicable waiting period has expired or been terminated. PBSJ and Atkins each filed notification and report forms under the HSR Act with the FTC and the DOJ on August 12, 2010 and the applicable waiting period was terminated on August 20, 2010. Notwithstanding such termination of the waiting period, at any time before or after consummation of the merger, the DOJ or the FTC may challenge the merger on antitrust grounds. Private parties could also take antitrust action under the antitrust laws, including seeking an injunction prohibiting or delaying the merger, divestiture or damages under certain circumstances. Additionally, at any time before or after consummation of the merger, notwithstanding the expiration or termination of the applicable waiting period, any state could take action under its antitrust laws as it deems necessary or desirable in the public interest. We cannot assure you that a challenge to the merger will not be made or that, if a challenge is made, we will prevail.

CFIUS and Related Approvals. CFIUS is an interagency committee of the U.S. government established to implement the Exon-Florio Amendment, including the Foreign Investment and National Security Act of 2007. CFIUS reviews certain proposed foreign acquisitions of interests in U.S. businesses to determine the effect of the transaction on U.S. national security and to address any national security concerns. On August 20, 2010, PBSJ and Atkins submitted a joint voluntary notice to CFIUS, the review period for which commenced on August 25, 2010. During this review period, CFIUS has 30 days in which either to issue a letter indicating that there are no unresolved national security concerns, to recommend that the President of the United States make a decision on the transaction, or to initiate an additional 45 day review period. If CFIUS makes such a recommendation to the President, the President would have 15 days to block the transaction or allow it to close. CFIUS can require the parties to enter into a mitigation agreement to address national security concerns.

Under the merger agreement, Atkins will not be required to consent or agree to FOCI-mitigation measures that would make it commercially impractical for PBSJ and its subsidiaries to operate or engage in businesses that in the aggregate account for, or are reasonably expected to account for, more than 5% of the annual consolidated revenues of PBSJ and its subsidiaries, would reasonably be expected to have a material adverse effect on the ability of Atkins and its affiliates to oversee the operations of PBSJ and its subsidiaries, or would otherwise reasonably be expected to have a material adverse effect. If any such FOCI-mitigation measure were required in order to obtain CFIUS approval, Atkins would not be required to complete the merger.

CFIUS reviews also provide an opportunity for U.S. government agencies to ensure compliance with various regulations relating to national security, such as the requirement to obtain export licenses for exports of controlled technical data. The parties are required to submit information about classified and other defense-related contracts of the acquired company. In addition, NISPOM, for which the DOD is the relevant U.S. government reviewing agency, prohibits the performance of classified contracts by companies that are subject to FOCI unless steps are taken to mitigate FOCI by such means as the establishment of an SSA or other mitigation arrangement. The DSS will carefully examine the parties’ proposed FOCI and other mitigation measures concurrently with the CFIUS review of the transaction. In lieu of submitting to DSS review with regard to the one applicable contract subject to clearance, the parties have agreed that PBSJ will request administrative termination of its facility clearance from DSS and such process has been commenced.

General. Except as noted above and the filing of articles of merger with the Secretary of State of the State of Florida at or before the effective date of the merger, we are unaware of any material federal, state or foreign regulatory requirements or approvals required for the execution of the merger agreement or completion of the merger. It is possible that any of the governmental entities with which filings are made may seek, as conditions for granting approval of the merger, various regulatory concessions. PBSJ can provide no assurance that Atkins or PBSJ will be able to satisfy or comply with these conditions or be able to cause their respective subsidiaries to satisfy or comply with these conditions, or that compliance or noncompliance will not have adverse consequences for Atkins after completion of the merger, or that the required regulatory approvals will be obtained within the time frame contemplated by Atkins and PBSJ and referred to in this proxy statement or on terms that will be satisfactory to Atkins and PBSJ. These conditions could result in the conditions to completion of the merger not being satisfied. See “The Merger Agreement—Conditions to Consummation of the Merger” on page 49.

THE MERGER AGREEMENT

The following summary describes certain material provisions of the merger agreement, which is included in this proxy statement as Annex A and is incorporated by reference into this proxy statement. This summary may not contain all the information about the merger agreement that is important to you. You are encouraged to read the merger agreement carefully in its entirety.

The representations, warranties and covenants contained in the merger agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the merger agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Form of Merger

Upon the terms and subject to the conditions of the merger agreement and in accordance with Florida law, at the effective time of the merger, Merger Sub will be merged with and into PBSJ. As a result of the merger, the separate corporate existence of Merger Sub will cease and PBSJ will continue as an indirect wholly-owned subsidiary of Atkins.

Consummation and Effectiveness of the Merger

The merger will become effective upon the filing of the articles of merger with the Department of State of the State of Florida, or at a later date and time as the parties agree to and set forth in the articles of merger. The closing of the merger will occur as promptly as practicable, and in no event later than the fifth business day after the satisfaction or waiver of the conditions to consummation of the merger set forth in the merger agreement.

Consideration to Be Received in the Merger

Upon consummation of the merger, each share of PBSJ Class A common stock issued and outstanding immediately prior to the consummation of the merger, other than shares held in treasury and shares owned by Atkins, Merger Sub or any other subsidiary of Atkins or PBSJ will automatically be converted into the right to receive $17.137 in cash, without interest and less any required withholding taxes.

In addition, upon consummation of the merger:

•	each outstanding option to purchase shares of PBSJ Class A common stock will be canceled;

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each share subject to restrictions on transfer and/or forfeiture issued by PBSJ under the PBSJ stock plans or otherwise will become or otherwise be deemed fully vested effective immediately prior to the consummation of the merger. Upon consummation of the merger, each vested, issued and outstanding restricted share will be converted into the right to receive $17.137 in cash, without interest and less any required withholding taxes; and

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the ESPP, the PBSJ Restricted Stock Plan, as amended, and the PBSJ Key Employee Supplemental Option Plan, as amended, will terminate and the provisions in any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of capital stock of PBSJ or its subsidiaries will be canceled.

Prior to the consummation of the merger:

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As required by the merger agreement, PBSJ has taken all actions with respect to the ESPP as were necessary to provide that: (i) with respect to the offering period in effect on August 1, 2010, no employee who was not a participant in the ESPP as of August 1, 2010 could become a participant in the ESPP, and no participant in the ESPP could increase the amount of his or her payroll deduction from that in effect on August 1, 2010; (ii) participants in the ESPP are not permitted to make additional contributions to the ESPP after the second payroll period ending after August 1, 2010; and (iii) the exercise date (as defined in the ESPP) will occur immediately prior to the consummation of the merger unless the merger agreement terminates prior to the consummation of the merger. Immediately prior to the consummation of the merger, each purchase right under the ESPP as of the second payroll period ending after August 1, 2010 will be automatically exercised by applying the payroll deductions of each participant in the ESPP for such offering period to the purchase of a number of whole shares of PBSJ Class A common stock (subject to the provisions of the ESPP regarding the number of shares purchasable) at an exercise price of $11.79 per share of PBSJ Class A common stock (equal to the exercise price (as defined in the ESPP) of a share of PBSJ Class A common stock applicable to the offering period), which number of shares will then be canceled and converted into the right to receive the merger consideration less required withholding taxes. Notwithstanding the foregoing, prior to the consummation of the merger, PBSJ may cause the ESPP to be terminated and each participant in the ESPP to be paid an amount in cash, less required withholding taxes, equal to the amount of merger consideration that such participant would have received had the ESPP not been terminated and was operated in accordance with the merger agreement.

Procedures for Receiving Merger Consideration

As soon as reasonably practicable (but not more than five days) after the consummation of the merger, the paying agent appointed by Atkins will mail to each holder of record immediately prior to the consummation of the merger of outstanding shares of PBSJ Class A common stock subsequently converted into the right to receive $17.137 in cash, a letter of transmittal that will contain instructions for use in receiving payment for their shares.

Upon surrender to the paying agent of a certificate for cancellation, together with a duly completed and executed letter of transmittal (or, if such shares of PBSJ Class A common stock are held in uncertificated form, upon the entry through a book-entry transfer of the surrender of such shares of PBSJ Class A common stock on a book-entry account statement), and any other required documents, (i) the holder of such shares will be entitled to receive in exchange a check representing the applicable amount of cash equal to the merger consideration for each share formerly represented by such certificate or book-entry and (ii) the certificate or book-entry will be canceled. No interest will be paid or accrued on the cash payable in respect of shares.

In the event of a transfer of ownership of shares of PBSJ Class A common stock (which may only be made in accordance with the terms and conditions of the PBSJ Bylaws) prior to the consummation of the merger that is not registered in the transfer records of PBSJ, the appropriate amount of the merger consideration may be paid to a transferee if the certificate or book-entry account statement representing such shares of PBSJ Class A common stock is presented to the paying agent properly endorsed or accompanied by appropriate stock powers and otherwise in proper form for transfer and accompanied by all documents reasonably required by the paying agent to evidence and effect such transfer and to evidence that any applicable taxes have been paid.

Atkins, its affiliates or the paying agent will be entitled to deduct and withhold from amounts otherwise payable pursuant to the merger agreement to any holder of shares of PBSJ Class A common stock, issued and outstanding immediately prior to the consummation of the merger (including restricted shares), and any participant in the ESPP, the ESOP/401(k) Plan, or any other PBSJ benefit plan or arrangement, such amounts as are required to be deducted and withheld pursuant to any applicable tax laws and to request any necessary tax forms, including

IRS Form W-9 or the appropriate series of Form W-8, as applicable, or any other proof of exemption from withholding or any similar information from any shareholder and any other recipient of any payment under the merger agreement.

On or about March 31, 2010, PBSJ made loans to various PBSJ shareholders in an aggregate principal amount of $3,927,077. Such shareholder loans are secured by the shares of PBSJ Class A common stock and other equity related interests of such shareholders under PBSJ’s employee benefit plans. Atkins, its affiliates or the paying agent will be entitled to deduct from the merger consideration payable to any shareholder who has obtained a shareholder loan, such amounts as such shareholder may owe to PBSJ under the shareholder loans. Such deductions will be in satisfaction of the shareholder loans.

Conditions to Consummation of the Merger

The obligations of the parties to consummate the merger are subject to the satisfaction or waiver on or prior to the date of closing of the following conditions:

•	the approval and adoption of the merger agreement by holders of a majority of the outstanding shares of PBSJ Class A common stock;

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no law or order (whether temporary, preliminary or permanent) will have been enacted, issued, promulgated, enforced or entered that is in effect and that prevents or prohibits consummation of the merger;

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the absence of any pending action or proceeding by any governmental entity challenging or seeking to make illegal, to delay materially or otherwise to restrain or prohibit the consummation of the merger or seeking to obtain material damages with respect to the merger;

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the receipt of all consents, approvals and authorizations of any governmental entity required to consummate the merger, other than the filing of articles of merger in accordance with the FBCA, including under applicable antitrust laws and those related to the NISPOM and CFIUS reviews; and

•	the expiration or termination of the waiting periods applicable to the merger under the HSR Act.

The obligations of Atkins and Merger Sub to effect the merger are subject to satisfaction or waiver at or prior to the closing of the merger of, among other things, the following additional conditions:

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the representations and warranties of PBSJ being true and correct except where the failure of such representations and warranties to be so true and correct (without giving effect to any qualification as to materiality or material adverse effect set forth in such representations and warranties) would not, individually or in the aggregate, have a material adverse effect;

•	PBSJ having performed or complied in all material respects with all agreements and covenants required by it under the merger agreement at or prior to the consummation of the merger;

•	PBSJ having delivered to Atkins a certificate, signed by an executive officer of PBSJ, to the effect that each of the conditions specified above has been satisfied;

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since August 1, 2010, there not having been any material adverse effect or any event, change or effect that would, individually or in the aggregate, reasonably be expected to have a material adverse effect;

•	the expiration of the period of time for any applicable review process by CFIUS, relating to the determination of any threat to national security in respect of the merger under the Exon-Florio

Amendment, the President of the United States will not have taken action to block or prevent the consummation of the merger, and, except as set forth in the merger agreement, no requirements or conditions to mitigate any national security concerns will have been imposed; and

•	all third party consents and approvals set forth in the merger agreement having been obtained.

The obligations of PBSJ to effect the merger are subject to satisfaction or waiver at or prior to the closing of the merger of, among other things, the following additional conditions:

•	the representations and warranties of Atkins and Merger Sub that are qualified by materiality or material adverse effect being true and correct;

•	all other representation and warranties of Atkins and Merger Sub being true and correct in all material respects;

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Atkins and Merger Sub having performed or complied in all material respects with all agreements and covenants required by it under the merger agreement at or prior to the consummation of the merger; and

•	Atkins having delivered to PBSJ a certificate, signed by an executive officer of Atkins, to the effect that each of the conditions specified above has been satisfied.

Representations and Warranties

The merger agreement contains customary representations and warranties of Atkins, Merger Sub and PBSJ, including representations and warranties relating to, among other things:

•	organization, good standing (or equivalent status) and similar company matters;

•	due authorization, execution, delivery and enforceability of the merger agreement;

•	absence of conflicts with the companies’ respective governing documents, applicable laws and contracts;

•	compliance with laws;

•	pending or, to the knowledge of the companies, threatened litigation (subject to de minimis exceptions);

•	accuracy of information supplied by each of Atkins and PBSJ in connection with this proxy statement; and

•	engagement and payment of fees of brokers, finders and investment bankers.

In addition, the merger agreement contains the following customary representations and warranties of PBSJ:

•	capitalization;

•	material contracts, and the enforceability of such contracts;

•	disqualification to bid on or perform work for any governmental entity;

•	information in connection with the FCPA investigation that could reasonably be expected to have a material adverse effect with respect to PBSJ;

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documents filed with the SEC, compliance with applicable SEC filing requirements including with respect to disclosure controls and procedures and internal controls over financial reporting and accuracy of information contained in such documents;

•	employee benefit plans and matters relating to ERISA;

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absence of material changes or events, including the absence of any event or occurrence that has had or would reasonably be expected to have a material adverse effect with respect to PBSJ since September 30, 2009;

•	the existence and applicability of certain anti-takeover provisions to the transaction contemplated by the merger agreement;

•	labor and employment matters;

•	filing of tax returns and payment of taxes;

•	ownership and use of intellectual property;

•	the receipt of a fairness opinion from PBSJ’s financial advisor;

•	insurance;

•	compliance with environmental laws and regulations;

•	ownership of and agreements with PBSJ subsidiaries;

•	joint venture agreements;

•	information contained in the proxy statement;

•	ownership and use of real property; and

•	absence of related party transactions.

The merger agreement also contains the following customary representations and warranties of Atkins and Merger Sub:

•	the availability of sufficient funds to consummate the merger;

•	interim operations of Merger Sub;

•	information contained in the proxy statement; and

•	solvency of surviving corporation following the merger.

The merger agreement provides that a material adverse effect means, with respect to PBSJ, an effect, event, development or change that is materially adverse to the assets, business results of operations or financial condition or prospects of PBSJ and its subsidiaries, taken as a whole, other than any effect, event, development or change arising out of or resulting from:

•	changes in conditions in the U.S. or global economy or capital or financial markets generally, including changes in interest or exchange rates;

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changes in law or tax, regulatory, political or business conditions that, in each case, generally affect the geographic regions or industries in which PBSJ and its subsidiaries conduct their businesses unless PBSJ and its subsidiaries are disproportionately affected as compared to other persons or participants in the industries in which PBSJ and its subsidiaries conduct their businesses and that operate in the geographic regions affected by such effect, event, development or change;

•	changes in generally accepted accounting principles or other accounting standards that would be applicable to PBSJ or Atkins after the consummation of the merger;

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the negotiation, execution, announcement or performance of the merger agreement or the transactions contemplated thereby or the consummation of the transactions contemplated by the merger agreement, including the impact on relationships with customers, tenants, landlords, suppliers, lenders, investors, venture partners, subcontractors, bonding companies, governmental authorities and agencies, or employees;

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acts of war, armed hostilities, sabotage or terrorism, or any escalation or worsening of any such acts of war, armed hostilities, sabotage or terrorism threatened or underway as of August 1, 2010 unless PBSJ and its subsidiaries are disproportionately affected as compared to other persons or participants in the industries in which PBSJ and its subsidiaries conduct their businesses and that operate in the geographic regions affected by such effect, event, development or change;

•	earthquakes, hurricanes or other natural disasters;

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any action taken or omitted by PBSJ or any subsidiary at the request of Atkins or Merger Sub or with the prior written approval of Atkins given pursuant to PBSJ’s covenant to not perform certain acts; or

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any failure by PBSJ to meet any internal or published projections, predictions, estimates or expectations (whether such projections, predictions, estimates or expectations were made by PBSJ or third parties).

The mere fact of a decrease in the appraised or market price of shares of PBSJ Class A common stock may not constitute a material adverse effect, but the underlying reasons for such decrease may be considered in determining whether there has been a material adverse effect with respect to PBSJ. Neither the existence of an investigation under the FCPA nor any particular development in such investigation will, in and of itself, constitute a material adverse effect with respect to PBSJ, but any significant effect, event, development or change relating to the FCPA investigation may be considered in determining whether there has been a material adverse effect with respect to PBSJ.

The merger agreement also provides that, with respect to Atkins or Merger Sub, a material adverse effect is any effect that, individually or taken together with all other effects that have occurred prior to the date of determination of the occurrence of the material adverse effect with respect to Atkins or Merger Sub, is or would be reasonably likely to prevent or materially delay the performance by Atkins or Merger Sub of any of their material obligations under the merger agreement or the consummation of the merger or the other transactions contemplated by the merger agreement.

Conduct of Business by PBSJ Prior to Consummation of the Merger

PBSJ covenants and agrees that prior to the consummation of the merger, unless Atkins agrees in writing (and except as previously disclosed to Atkins), PBSJ will and will cause each of its subsidiaries, or in the case of the consolidated entities, use its commercially reasonably best efforts to cause each of the consolidated entities, to use commercially reasonably efforts to:

•	maintain its existence in good standing under applicable law;

•	conduct its business and operations in the ordinary and usual course of business and in a manner consistent with prior practice; and

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use commercially reasonable efforts to preserve substantially intact its business organizations, to keep available the services of its current officers and employees and to preserve the current relationships of it and its subsidiaries with customers, suppliers, distributors, lessees and other persons with which it has business dealings that are material to PBSJ, except for relationships PBSJ determines not to preserve in accordance with prudent business judgment.

Further, except as previously disclosed to Atkins, PBSJ agrees that until the consummation of the merger, it will not and will cause each of its subsidiaries not, or in the case of the consolidated entities, use its commercially reasonable efforts to cause each of the consolidated entities not, to, without the prior written approval of Atkins, such approval will be in the sole discretion of Atkins in the case of actions prohibited by the first, second, fourth, sixth and eighth bullet point below and the first sub-bullet of the 16th main bullet point below and not be unreasonably withheld or delayed:

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declare, set aside, make or pay any dividends or other distributions (whether in cash, stock or property) in respect of any of its or its subsidiaries’ capital stock, except for dividends in the ordinary course of business consistent with past practice paid by a subsidiary of PBSJ to PBSJ or a wholly-owned subsidiary;

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adjust, split, combine or reclassify any of its capital stock or that of its subsidiaries or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or that of its subsidiaries;

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repurchase, redeem or otherwise acquire or offer to repurchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock or any rights to acquire equity securities of PBSJ, other than in connection with the exercise or forfeiture of restricted shares;

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issue, deliver or sell any shares of its capital stock or rights to acquire equity securities of PBSJ, other than the issuance of shares of PBSJ Class A common stock pursuant to the ESPP in accordance with its terms;

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amend its articles of incorporation or bylaws (whether by merger, consolidation or otherwise) other than as contemplated in connection with the affirmative vote of the holders of a majority of the outstanding shares of PBSJ’s common stock entitled to vote with respect to the adoption of the merger agreement at the special meeting or amend the articles of incorporation or bylaws of a subsidiary of PBSJ, or amend the agreements governing the consolidated entities;

•	purchase (or commit to purchase) any equity interest in any entity or a substantial portion of the assets of any entity or merge or consolidate with another entity;

•	sell, lease or otherwise dispose of any of its properties or assets (including capital stock of any subsidiary of PBSJ), other than:

•	sales or other dispositions of inventory and other assets in the ordinary course of business;

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leases and subleases of owned real property and real property leased by it or its subsidiaries, and voluntary terminations or surrenders of leases on real property held by it or its subsidiaries, in each case, in the ordinary course of business;

•	sales or other dispositions of real estate with a sale price that does not exceed $1.5 million in the aggregate;

•	sales of obsolete or written off assets;

•	sales or other dispositions of assets utilized in the operations of it or its subsidiaries the total value of which does not exceed $1 million in the aggregate; or

•	certain transactions previously disclosed to Atkins;

•	pledge or encumber any of its properties or assets (including capital stock of any subsidiary of PBSJ);

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incur or modify in any material respect the terms of any indebtedness for borrowed money, issue or sell any debt securities or warrants or other rights to acquire any debt securities of PBSJ or any of its subsidiaries, guarantee any such indebtedness or any debt securities of another person or entity, or enter into any “keep well” or other agreement to maintain any financial statement condition of another person or entity, other than indebtedness under PBSJ’s existing credit facilities and any trade letters of credit and construction loans, performance and completion guarantees and surety obligations incurred in connection with development projects that are pending on August 1, 2010;

•	make any loans or capital contributions to, or investments in, any person or entity, other than to any of is subsidiaries;

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except for claims and litigation with respect to which an insurer has the right to control the decision to settle, settle any claim or litigation, in each case made or pending against it or any of its subsidiaries, or any of their respective officers and directors in their capacities as such, other than the settlement of a claim or litigation in the ordinary course of business and which in any event (A) is for an amount not to exceed $500,000 in the aggregate in excess of accruals therefor reflected in the most recent balance sheet contained in PBSJ’ financial statements filed with the SEC available prior to August 1, 2010 with respect to any such claim or litigation and (B) involves only monetary relief;

•	change its tax accounting methods, principles or practices, except as required by generally accepted accounting principles or applicable laws;

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alter, amend or create any obligations with respect to compensation, severance, benefits, change of control payments or any other payments to present or former employees, directors or affiliates, other than:

•	after notice to Atkins and a reasonable opportunity to discuss, increases in compensation or benefits in the ordinary course of business consistent with past practice; or

•	as expressly contemplated by the merger agreement;

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increase benefits payable under any severance or termination pay policies or employment agreements in existence as of August 1, 2010; enter into any employment, deferred compensation or other similar agreement (or amend any such agreement) with any director, officer or employee or contractor of PBSJ or any of its subsidiaries; or establish, adopt or amend (except as required by applicable law) any bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any director, officer or employee or contractor of PBSJ or any of its subsidiaries;

•	hire or terminate other than for cause the employment of any executive officer;

•	except as required by applicable law:

•	change any annual tax accounting period;

•	make or change any material tax election;

•	settle or compromise any material tax liability;

•	fail to file any tax return when due (taking extensions into account);

•	enter into any closing agreement;

•	file any amended tax return that differs materially from the prior tax return; or

•	surrender any right to claim a material tax refund, offset or other reduction in tax liability;

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enter into any agreement or arrangement that limits or otherwise restricts in any material respect PBSJ, any of its subsidiaries or any of their respective affiliates or any successor thereto from engaging or competing in any line of business, in any location or with any person or entity;

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change its methods of accounting, except as required by concurrent changes in generally accepted accounting principles, Regulation S-X under the Exchange Act (or regulatory requirements with respect thereto) or PBSJ’s independent accountants;

•	fail to use commercially reasonable efforts to maintain existing insurance policies or comparable replacement policies to the extent available for a reasonable cost;

•	make any capital expenditures or commitments for any capital expenditures in excess of $2 million in the aggregate;

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enter into any contract that would be a material contract if in effect on August 1, 2010, or terminate, amend in any material respect, modify in any material respect or terminate any material contract;

•	enter into any guaranteed maximum price or other “at risk” contract other than the specific contracts considered by PBSJ as of August 1, 2010 and previously disclosed to Atkins;

•	enter into or amend the terms of any related party transaction; or

•	agree to take any of the actions described above.

Between August 1, 2010 and the consummation of the merger, PBSJ may, after prior consultation in good faith with Atkins, amend the ESOP/401(k) Plan so as to:

•	provide for in-kind distributions in the form of shares of PBSJ Class A Common Stock;

•	change the frequency of distributions;

•	terminate the ESOP/401(k) Plan;

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spin-off and/or terminate just the employee stock ownership plan component of the ESOP/401(k) Plan and cause the distribution of the shares of PBSJ Class A common stock held by the trust under the ESOP/401(k) Plan pursuant to the employee stock ownership plan component (“ESOP Shares”) to the respective participants in accordance with their accounts; and

•	continue the 401(k) component of the ESOP/401(k) Plan (including facilitating the rollover of merger consideration paid in respect of ESOP Shares into such 401(k) component).

Financing

Subject to the limitations imposed by law, PBSJ is required and is required to cause its subsidiaries (or in the case of the consolidated entities, use its commercially reasonable efforts to cause each of the consolidated entities) to provide, and use its reasonable best efforts to cooperate with Atkins in connection with the arrangements by Atkins and Merger Sub to obtain any debt or equity financing or to facilitate Atkins’ post-acquisition planning, and in connection with the pre-payment of the PBSJ’s existing debt, as may be reasonably requested by Atkins (provided that such requested cooperation does not unreasonably interfere with the ongoing operations of PBSJ or unreasonably interfere with or hinder or delay in any material aspect the performance by PBSJ of its other obligations under the merger agreement), including:

•	participating in meetings, drafting sessions and due diligence sessions;

•	providing financial and other pertinent information regarding PBSJ as may be reasonably requested by Atkins;

•	assisting in the preparation of the offering documents;

•	cooperating with marketing efforts;

•	delivering certain documents in connection with financing;

•	using commercially reasonable efforts to permit Atkins and Merger Sub to be able to provide lenders with the collateral package required by them in connection with any financing; and

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forming new direct or indirect subsidiaries or joint ventures and transferring assets to such subsidiaries, provided that PBSJ and it subsidiaries or joint ventures (taken as a whole) would not suffer adverse financial or tax consequences prior to or in the absence of the consummation of the merger.

Atkins will, upon request, reimburse PBSJ for all reasonable out-of-pocket costs (including, without limitation, reasonable legal fees, transfer taxes and governmental or third party fees) incurred by PBSJ or its subsidiaries and representatives in connection with such cooperation. This obligation will survive any termination of the merger agreement.

Other Covenants and Agreements

The merger agreement contains other covenants and agreements, in which each of Atkins and PBSJ covenants or agrees to:

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promptly (and in no event later than five business days after becoming aware of any such breach) notify the other party in writing if it believes that such party has breached any representation, warranty, current or agreement that could individually or in the aggregate, result in a failure of a condition to the consummation of the merger; and

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consult with the other party before issuing, and will not issue without the prior consent of the other party, any press release or other public statement with respect to the merger agreement or the merger, except as may be required by law or order, the applicable rules of the London Stock Exchange, or any listing agreement therewith.

In addition, PBSJ will:

•	and will cause each of its representatives to:

•	afford the representatives of Atkins and Merger Sub, upon not less than two business days’ prior written notice, reasonable access during normal business hours to the officers, employees, agents

(including outside accountants and legal counsel), properties, offices and other facilities, books and records of PBSJ; and

•	furnish to Atkins and its representatives such financial and operating data and other information as such persons may reasonably request, subject, however, to antitrust laws; and

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prepare and file with the SEC the preliminary proxy statement and use its commercially reasonable efforts to cause the definitive proxy statement to be cleared by the SEC as promptly as reasonably practicable and provided to PBSJ shareholders as promptly as reasonably practicable following clearance from the SEC.

No Solicitation

The merger agreement provides that, subject to the descriptions under “Change of Recommendation”, “Superior Proposal” and “Termination in Connection with a Superior Proposal” below, none of PBSJ, its subsidiaries or any of their respective representatives will, directly or indirectly:

•	solicit or knowingly encourage or facilitate (including by way of furnishing nonpublic information or assistance) any inquiries with respect to, or the making of any acquisition proposal;

•	withdraw, modify or amend the recommendation that the shareholders of PBSJ vote in favor of the merger agreement and the merger;

•	approve, endorse or recommend any acquisition proposal;

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engage in any negotiations or discussions concerning, or provide access to its properties, book and records or any confidential information or data to any person, relating to an acquisition proposal; or

•	enter into any agreement in principle, arrangement, understanding, contract or agreement relating to an acquisition proposal.

The merger agreement provides that the term “acquisition proposal” means any proposal or offer for, whether in one transaction or a series of related transactions, any:

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merger, consolidation, share exchange, business combination or similar transaction involving PBSJ or any subsidiaries that would constitute a “significant subsidiary” (as defined in Rule 1-02 of Regulation S-X, but substituting 20% for references to 10% therein);

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sale or other disposition, directly or indirectly, by merger, consolidation, share exchange, business combination or any similar transaction, of any assets of the PBSJ or its subsidiaries representing 20% or more of the consolidated assets of PBSJ and its subsidiaries taken as a whole;

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issue, sale or other disposition by PBSJ or any subsidiary of (including by way of merger, consolidation, share exchange, business combination or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into, such securities) representing 20% or more of the votes associated with the outstanding shares PBSJ Class A common stock;

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tender offer or exchange offer in which any person or “group” (as such term is defined under the Exchange Act) will acquire beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act), or the right to acquire beneficial ownership, of 20% or more of the votes associated with the outstanding shares PBSJ Class A common stock;

•	recapitalization, restructuring, liquidation, dissolution or other similar type of transaction with respect to the Company; or

•	transaction which is similar in form, substance or purpose to any of the foregoing transactions; provided, however, that the term “acquisition proposal” will not include:

•	the merger or any of the other transactions contemplated by the merger agreement; or

•	any merger, consolidation, business combination, reorganization, recapitalization or similar transaction solely among PBSJ and one or more subsidiaries or among subsidiaries.

PBSJ is required to promptly provide Atkins notice of:

•	an acquisition proposal;

•	any request for information relating to PBSJ or any of its subsidiaries (other than requests for information unrelated to an acquisition proposal); or

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any inquiry or request for discussions or negotiations regarding any acquisition proposal received by any director or executive officer of PBSJ directly or through any representative of PBSJ after August 1, 2010.

The notice will include, to the extent known, the identity of the parties and a copy of the proposal, inquiry or request or, if not made in writing, a summary of the proposal, inquiry or request. PBSJ is required to keep Atkins reasonably informed on a prompt basis as to any material developments regarding any such proposal, indication, inquiry or request.

Change of Recommendation

Under the merger agreement, PBSJ is not permitted to:

•	withdraw, modify or amend its recommendation of the merger in any manner adverse to Atkins, or fail to make its recommendation; or

•	approve, endorse or recommend any acquisition proposal.

Notwithstanding the above PBSJ is permitted to:

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effect a change in recommendation in the event that PBSJ’s board of directors has determined in good faith that acquisition proposal constitutes a superior proposal (as set out in more detail below) and that the failure to take such action would be inconsistent with its duties to PBSJ shareholders under applicable law, but only prior to obtaining shareholder approval of the merger, and other than in response to an acquisition proposal. provided that the PBSJ board of directors may not make such a change in recommendation unless PBSJ:

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provides Atkins with written information describing the circumstances surrounding such change in recommendation and the PBSJ board of directors’ reasons therefor in reasonable detail as soon as reasonably practicable after reaching such determination;

•	keeps Atkins reasonably informed of developments with respect to such circumstances; and

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prior to the expiration of five business days after the notification describing the circumstances surrounding such change in recommendation and PBSJ’s board of directors’ reasons therefor but in any event not later than one business day prior to the date of the special meeting, Atkins does not make a proposal that results in the PBSJ board of directors determining that such action is no longer required by its duties to PBSJ shareholders under applicable law;

•

take and disclose to PBSJ shareholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act with respect to an acquisition proposal or from making any required disclosure to PBSJ’s shareholders under applicable law, including, without limitation, Rule 14d-9 promulgated under the Exchange Act or Item 1012(a) of Regulation M-A; provided, however, that neither PBSJ nor the PBSJ board of directors will be permitted to recommend that PBSJ shareholders tender any securities in connection with any tender or exchange offer (or otherwise approve, endorse or recommend any acquisition proposal) or withdraw or modify the PBSJ recommendation, unless in each case such tender or exchange offer constitutes a superior proposal (as set out in more detail below); provided further, that any such disclosure (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) promulgated under the Exchange Act) will be deemed to be a change in recommendation unless the PBSJ board of directors expressly reaffirms its recommendation to its shareholders in favor of the adoption of the merger agreement and the merger at least two business days prior to the special meeting; or

•	take any action that any court of competent jurisdiction orders PBSJ to take.

Superior Proposal

Subject to PBSJ’s compliance with the no solicitation provision of the merger agreement (as described above), and only prior to the receipt of the affirmative vote of the holders of a majority of the outstanding shares of PBSJ’s common stock entitled to vote with respect to the adoption of the merger agreement at the special meeting, following the receipt by PBSJ or any subsidiary of a written acquisition proposal (including by means of a published press release or a document filed with the SEC), PBSJ’s board of directors may (directly or through representatives) contact such person and its advisors solely for the purpose of clarifying the proposal and any material terms thereof and the conditions to consummation, so as to determine whether the proposal for an acquisition proposal is reasonably likely to result in a superior proposal and if the PBSJ board of directors determines in good faith that such acquisition proposal is reasonably likely to result in a superior proposal, the PBSJ board of directors thereafter may, subject to compliance with the notice requirements (as described above):

•

furnish non-public information with respect to PBSJ and the subsidiaries to the person who made such proposal (provided that PBSJ (A) has previously or concurrently furnished such information to Atkins and (B) will furnish such information pursuant to a confidentiality agreement which is at least as favorable to PBSJ as the confidentiality agreement between PBSJ and Atkins);

•	participate in negotiations regarding such proposal;

•	following receipt of a written acquisition proposal that constitutes a superior proposal:

•	recommend that the PBSJ’s shareholders approve such superior proposal and, in connection therewith, effect a change in recommendation; and

•	authorize PBSJ to enter into a definitive agreement providing for the implementation of such superior proposal;

•	provided that no such agreement may be effective unless the merger agreement will have been validly terminated by PBSJ and PBSJ will have paid a termination fee of $8.52 million to Atkins.

The merger agreement provides that the term “superior proposal” means a bona fide written acquisition proposal (or its most recently amended and modified terms, if amended and modified) made by a third party:

•	that relates to more than 50% of the outstanding shares of PBSJ Class A common stock or all or substantially all of the assets of PBSJ and its subsidiaries taken as a whole;

•

which the PBSJ board of directors determines in its good faith judgment (after taking into account all of the terms and conditions of the acquisition proposal, including all financial considerations, the identity of the third party making the acquisition proposal and relevant legal and regulatory issues) to be more favorable to PBSJ’s shareholders (in their capacities as shareholders) than the merger;

•	the material conditions to the consummation of which are all reasonably capable of being satisfied in the judgment of the PBSJ board of directors; and

•	for which financing, to the extent required, is then committed or, in the judgment of the PBSJ board of directors, is reasonably likely to be available.

Termination in Connection with a Superior Proposal

PBSJ is permitted to terminate the merger agreement if the PBSJ board of directors approves, and authorizes PBSJ to enter into a definitive agreement providing for the implementation of a superior proposal, but only so long as:

•

the affirmative vote of the holders of a majority of the outstanding shares of PBSJ’s common stock entitled to vote with respect to the adoption of the merger agreement at the special meeting has not yet been obtained;

•	it is not then and has not been in breach of any of its obligations regarding non-solicitation of acquisition proposals under the merger agreement in any material respect;

•	the PBSJ board of directors has determined in good faith, after consultation with legal counsel, that such agreement constitutes a superior proposal;

•

it has notified Atkins in writing that it intends to enter into such agreement, attaching the most current version of such agreement (including any amendments, supplements or modifications) to such notice;

•

during the five business day period following Atkins’ receipt of such notice (it being understood and agreed that PBSJ will provide notice to Atkins of any material amendment to the terms of any such superior proposal and such five business day notice period will be extended such that three business days remain in the notice period from the time Atkins is notified of the amendment):

•

PBSJ will have offered to negotiate with (and, if accepted, negotiated in good faith with), and will have caused its respective financial and legal advisors to offer to negotiate with (and, if accepted, negotiate in good faith with), Atkins in making adjustments to the merger agreement as would enable PBSJ to proceed with the merger and the other transactions contemplated by the merger agreement, and

•

the PBSJ board of directors will have determined in good faith, after the end of such five business day period (as so extended), after considering the results of any such negotiations and the revised proposals made by Atkins, if any, that the superior proposal giving rise to such notice continues to be a superior proposal; and

•	PBSJ pays to Atkins a termination fee of $8.52 million within five business days after such termination.

Termination of the Merger Agreement

The merger agreement may be terminated at any time prior to the consummation of the merger by the mutual written consent of Atkins and PBSJ.

In addition, the merger agreement may be terminated by either Atkins or PBSJ if:

•

the merger is not consummated prior to November 30, 2010, provided that the right to terminate the merger agreement will not be available to a party whose breach of any representation, warranty, covenant or agreement set forth in the merger agreement was the cause of, or resulted in the failure of the merger to be consummated on or before such date;

•

the affirmative vote of the holders of a majority of the outstanding shares of PBSJ’s common stock entitled to vote with respect to the adoption of the merger agreement at the special meeting is not obtained at the special meeting; or

•

any governmental entity will have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling or taken any other action (including the failure to have taken an action) which, in either such case, has become final and non-appealable and has the effect of making consummation of the merger illegal or otherwise preventing or prohibiting consummation of the merger.

The merger agreement also may be terminated by Atkins if:

•	the PBSJ board of directors publicly approves, endorses or recommends to PBSJ shareholders an acquisition proposal;

•	PBSJ enters into a contract or agreement relating to an acquisition proposal (other than a confidentiality agreement entered into in compliance with the merger agreement);

•	PBSJ or the PBSJ board of directors publicly announces its intention to do any of the foregoing;

•

the PBSJ board of directors withdraws, modifies or amends its approvals and recommendations of the merger in any manner adverse to Atkins, or fails to make its recommendation of the merger (and include such recommendations in the proxy statement); or

•	provided that Atkins and Merger Sub are not in breach of any representation, warranty, covenant or agreement set forth in the merger agreement:

•

any of the representations and warranties of PBSJ under the merger agreement are or become untrue or incorrect in a material respect such that the corresponding condition to the merger would be incapable of being satisfied by the November 30, 2010; or

•

there has been a breach on the part of PBSJ of any of its covenants or agreements under the merger agreement in a material respect such that the corresponding condition to consummation of the merger would be incapable of being satisfied by November 30, 2010.

The merger agreement also may be terminated by PBSJ if:

•	PBSJ concurrently enters into an agreement regarding a superior proposal; or

•	provided that PBSJ is not in breach of any representation, warranty, covenant or agreement set forth in the merger agreement:

•

any of the representations and warranties of Atkins or Merger Sub under the merger agreement are or become untrue or inaccurate in a material respect such that the corresponding condition to the merger would be incapable of being satisfied by November 30, 2010;

•

there has been a breach on the part of Atkins or Merger Sub of any of their respective covenants or agreements under the merger agreement in a material respect such that the corresponding conditions to the consummation of the merger would be incapable of being satisfied by November 30, 2010; or

•

the conditions to consummation of the merger are satisfied or are capable of being satisfied but Atkins and Merger Sub have not performed their respective obligations under specified articles of the merger agreement within the applicable time period required by the merger agreement.

Expenses and Termination Fee

With certain exceptions (described below), all costs and expenses (including fees and expenses payable to representatives) incurred in connection with the merger agreement, the merger and the other transactions contemplated by the merger agreement will be paid by the party incurring such cost or expense.

Expenses Payable by Atkins. Atkins will pay PBSJ within three business days after the date of termination, $1 million to cover the expenses of PBSJ if the merger agreement is terminated by PBSJ because:

•

Atkins or Merger Sub is in breach of any of its representations and warranties or covenants and agreements under the merger agreement and such breach would result in the failure of a condition to PBSJ’s obligation to consummate the merger and is not cured by November 30, 2010; or

•

the conditions to consummation of the merger are satisfied or are capable of being satisfied but Atkins and Merger Sub have not performed their respective obligations under specified articles of the merger agreement within the applicable time period required by the merger agreement.

Expenses Payable by PBSJ. PBSJ will pay Atkins within three business days after the date of termination, $1 million to cover the expenses of Atkins if the merger agreement is terminated by Atkins because PBSJ is in breach of any of its representations and warranties or covenants and agreements under the merger agreement and such breach would result in the failure of a condition to Atkins’ and Merger Sub’s obligation to consummate the merger and is not cured by November 30, 2010. To the extent any Atkins expenses are paid by PBSJ to Atkins, such amount will be deducted from any termination fee that may thereafter be payable by PBSJ pursuant to the merger agreement.

Non-exclusive Remedy. In the event that Atkins or PBSJ becomes obligated to pay PBSJ’s expenses or Atkins’ expenses, respectively, then the payment of PBSJ’s expenses or Atkins’ expenses is not an exclusive remedy, but is in addition to any other rights or remedies available to the parties thereto (whether at law or in equity), and in no respect is intended by the parties thereto to constitute liquidated damages, or be viewed as an indicator of the damages payable, or in any other respect limit or restrict damages available in case of any breach of the merger agreement.

Termination Fees Payable by PBSJ. PBSJ will pay Atkins a termination fee in the amount of $8.52 million if the merger agreement is terminated:

•

(x) by either party because (i) the merger is not consummated prior to November 30, 2010 or (ii) PBSJ shareholders did not approve the merger or (y) by Atkins because PBSJ is in breach of any of its representations and warranties or covenants and agreements under the merger agreement and such breach would result in the failure of a condition to Atkins’ and Merger Sub’s obligation to consummate the merger and is not cured by the November 30, 2010 and in any such case, (A) an acquisition proposal (or the intent to make an acquisition proposal) for 50% of PBSJ’s assets or Class A common stock was communicated directly to PBSJ shareholders or otherwise publicly disclosed prior to such termination, and (B) concurrently with such termination or within 12 months following termination,

PBSJ enters into a contract with respect to any acquisition proposal, or an acquisition proposal is consummated (in each case as such acquisition proposal may be revised) (in each case, 50% will be substituted for 20% in the definition of acquisition proposal);

•	by PBSJ in order to enter into an agreement pursuant to a superior proposal; or

•	by Atkins, because:

•	the PBSJ board of directors effects a change in recommendation;

•	the PBSJ board of directors publicly approves, endorses or recommends to PBSJ shareholders an acquisition proposal;

•	PBSJ enters into a contract or agreement relating to an acquisition proposal (other than a confidentiality agreement entered into in compliance with the merger agreement); or

•	PBSJ or the PBSJ board of directors publicly announces its intention to take the actions described in either of the last two bullet points directly above.

Regulatory Filings; Closing Efforts

PBSJ, Merger Sub and Atkins will use commercially reasonable or reasonable best efforts to:

•	take all actions to consummate and make effective the merger, including:

•

obtaining all necessary, proper or advisable actions or non-actions, waivers, consents, qualifications and approvals from governmental entities and make all necessary, proper or advisable registrations, filings and notices and taking all steps as may be necessary to obtain an approval, waiver or exemption from any governmental entity (including, without limitation, under the HSR Act and the Exon-Florio Amendment);

•	obtaining all necessary, proper or advisable consents, qualifications, approvals, waivers or exemptions from non-governmental third parties; and

•

executing and delivering any additional documents or instruments necessary, proper or advisable to consummate the transactions contemplated by, and to fully carry out the purposes of, the merger agreement;

provided, however, that prior to consummation of the merger in no event will PBSJ or any of its subsidiaries, absent the prior written consent of Atkins (such consent not to be unreasonably withheld, conditioned or delayed), pay or commit to pay any material fee, material penalties or other material consideration to any landlord or other third party to obtain any consent, approval or waiver required for the consummation of the merger under any leases;

•

make an appropriate filing of a notification and report form pursuant to the HSR Act and all other filings under any other applicable antitrust law with respect to the transactions contemplated by the merger agreement as promptly as practicable and in any event before August 14, 2010 and any other required submissions under the HSR Act and any other applicable antitrust law which PBSJ or Atkins determines should be made, in each case with respect to the merger and the transactions contemplated hereby, and to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act and the receipt of all other registrations, approvals, permits, authorizations and consents required by any other applicable antitrust law as soon as practicable;

•	cooperate with one another:

•

in promptly determining whether any filings are required to be or should be made or consents, approvals, permits or authorizations are required to be or should be obtained under any other law or whether any consents, approvals or waivers are required to be or should be obtained from other parties to loan agreements or other contracts or instruments material to PBSJ’s business;

•	in promptly making any such filings, furnishing information required in connection therewith and seeking to obtain timely any such consents, permits, authorizations, approvals or waivers; and

•

in keeping the other party reasonably informed, including by providing the other party with a copy of any communication received by such party from, or given by such party to, the FTC, the DOJ, or any other governmental entity, of any communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated by the merger agreement.

•

take any and all steps reasonably necessary to avoid or eliminate each and every impediment under any antitrust law that may be asserted by any governmental entity or any other party so as to enable the parties to consummate the transactions;

•

defend through litigation on the merits any claim asserted in court or before any other tribunal by any person in order to avoid entry of, or to have vacated or terminated, any order (whether preliminary or permanent) that would prevent the closing prior to the termination date;

•

contest and resist any administrative or judicial action or proceeding challenging the merger and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by the merger agreement and cooperate fully with each other in doing so;

•	in respect of the CFIUS review:

•

promptly, and in any event before August 14, 2010, jointly prepare and make all appropriate voluntary filings and other disclosures, to as promptly as practicable supply any additional information and documentary material that may be requested by CFIUS, and to take all other reasonably necessary, proper or advisable steps to seek expeditious conclusion of the CFIUS review process and cooperate in all respects with each other in connection with any filing or submission and in connection with any inquiries;

•

to the extent not prohibited by a governmental entity, promptly inform the other party of any communication and supply to the other party any written communication received by such party from, or given by such party to, CFIUS or any other governmental entity;

•

permit the other party to review any communication given by it to, and consult with each other in advance of any meeting or conference with, CFIUS or any other governmental entity, and to the extent permissible, give the other party the opportunity to participate in such meetings and conferences;

•

if required by any U.S. governmental entity, as soon as practicable after August 1, 2010, cooperate with the other parties to negotiate with and seek from CFIUS and, to the extent applicable, any U.S. governmental entity, approval as may be required to operate PBSJ or any portion of PBSJ under a FOCI-mitigation arrangement (such as a board resolution, SSA, National Security Agreement, or other mitigation arrangement); and

•	as soon as practicable after August 1, 2010, adopt any required FOCI-mitigation measures required by the U.S. government;

however, Atkins will not be required to consent or agree to FOCI-mitigation measures that would make it commercially impractical for PBSJ and its subsidiaries to operate or engage in businesses that in the aggregate account for, or are reasonably expected to account for, more than 5% of the annual consolidated revenues of PBSJ and its subsidiaries, would reasonably be expected to have a material adverse effect on the ability of Atkins and its affiliates to oversee the operations of PBSJ and its subsidiaries or would otherwise reasonably be expected to have a material adverse effect.

PBSJ, which holds a security clearance issued by the DOD, is subject to notification requirements under NISPOM as a result of the merger. As soon as practicable after August 1, 2010:

•

PBSJ will prepare and submit to DSS the requisite notification under NISPOM and will fully cooperate with Atkins and Merger Sub in requesting from DSS approval to continue to operate under the one applicable contract subject to clearance requirements pursuant to a FOCI-mitigation proposal submitted in relation to the merger and reasonably acceptable to Atkins and Merger Sub, in accordance with NISPOM;

•	Atkins and Merger Sub will request from DSS approval to operate under the applicable contract pursuant to a FOCI-mitigation proposal submitted in relation to the merger in accordance with NISPOM; and

•	PBSJ, Atkins and Merger Sub will adopt any required FOCI-mitigation measures required by DSS with respect to such contract.

PBSJ will promptly notify Atkins of:

•	any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by the merger agreement;

•	any notice or other communication from any governmental entity in connection with the transactions contemplated by the merger agreement;

•

any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting PBSJ or any of its subsidiaries, that, if pending on August 1, 2010, would have been required to have been disclosed pursuant to the merger agreement, or that relate to the consummation of the transactions contemplated by the merger agreement; and

•

any notice or other communication from any governmental entity in connection with the FCPA investigation and will, to the extent permitted by the applicable governmental entity, allow for Atkins and its representatives to participate in all discussions between PBSJ and its representatives and any governmental entity in connection with the FCPA investigation and PBSJ will use its commercially reasonable efforts to obtain the permission of any such governmental entity to the participation of Atkins and its representatives in any such meeting, but in no event will PBSJ be required to waive its attorney-client privilege with respect to the FCPA investigation.

Atkins will be responsible to pay, or reimburse PBSJ promptly upon its demand if it is required to pay, any filing, application or other fee to any governmental entity in connection with any filings required by applicable antitrust laws.

Employees

Atkins will cause PBSJ following the consummation of the merger to honor and provide for payment of all obligations and benefits under all PBSJ employee benefit plans previously disclosed to Atkins (including, without limitation, employment, retirement or severance agreements between PBSJ and persons who are or had been employees of PBSJ or any of its subsidiaries at or prior to the consummation of the merger), all in accordance with their respective terms, and all other agreements or arrangements set forth in the merger agreement providing for payments by PBSJ to persons who are or had been employees of PBSJ or any of its subsidiaries at or prior to the consummation of the merger. Nothing in the merger agreement will prevent Atkins from altering the benefits offered to employees after the closing date to the extent permitted by the instruments and law governing such benefits.

Atkins will ensure that, as of the closing date, each employee of PBSJ and of its subsidiaries who is employed by Atkins or one of its subsidiaries immediately after the consummation of the merger receives full credit (for purposes of eligibility to participate, vesting, vacation entitlement and severance benefits, but excluding benefit accrual under any defined benefit plan) for service with PBSJ or any of its subsidiaries (or predecessor service credit under its employee benefit plans) under each of the comparable employee benefit plans, programs and policies of Atkins, the surviving corporation or the relevant subsidiary, as applicable, in which such continuing employee becomes or may become a participant; provided, however, that such service was recognized under the applicable PBSJ benefit plan on the closing date, and, provided, further, that no such service recognition will result in any duplication of benefits. As of the closing date, Atkins will, or will cause the surviving corporation or relevant subsidiary to, credit to continuing employees the amount of vacation time that such employees had accrued under any applicable PBSJ benefit plan as of the closing date. With respect to each health or welfare benefit plan maintained by Atkins, the surviving corporation or the relevant subsidiary for the benefit of any continuing employees, Atkins will cause to be waived any eligibility waiting periods, any evidence of insurability requirements and the application of any pre-existing condition limitations under such plan; and cause each continuing employee to be given credit under such plan for all amounts paid by such continuing employee under any similar PBSJ benefit plan for the plan year that includes the closing date for purposes of applying deductibles, co-payments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the applicable plan maintained by Atkins, the surviving corporation or the relevant subsidiary, as applicable, for the plan year in which the closing date occurs.

Prior to the effective time of the merger, the PBSJ board of directors (or an appropriate committee of non-employee directors thereof) will adopt a resolution to exempt the disposition by certain officers or directors of PBSJ of PBSJ Class A common shares or options or other rights to acquire PBSJ Class A common shares pursuant to the merger agreement and the merger from Section 16(b) of the Exchange Act.

Indemnification and Insurance

All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the consummation of the merger (and rights for advancement of expenses) now existing in favor of the current or former directors or officers of PBSJ and its subsidiaries as provided in their respective articles of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements of PBSJ and its subsidiaries as in effect on August 1, 2010 will be assumed by the surviving corporation in the merger, without further action, at the consummation of the merger and will survive the merger and will continue in full force and effect in accordance with their terms. Further, the articles of incorporation and bylaws of the surviving corporation will contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of former or present directors and officers than are presently set forth in PBSJ’s articles of incorporation and bylaws, which provisions will not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of any such individuals with respect to acts or omissions prior to the consummation of the merger, except as amendments may be required by the FBCA.

In addition, PBSJ will obtain a prepaid six-year “tail” insurance policy that provides coverage for events occurring prior to the consummation of the merger, on terms no less favorable than the coverage provided under PBSJ’s current directors’ and officers’ insurance policy, for those who are covered by such policy on August 1, 2010; provided, however, that PBSJ will not pay an aggregate premium in excess of 300% of the aggregate amount per annum that it has paid for such coverage in its last full fiscal year prior to August 1, 2010. Prior to purchasing any such policy, PBSJ will give Atkins the opportunity to purchase a substitute policy.

Amendment and Waiver

The merger agreement may be amended by the parties in writing by action of their respective boards of directors, provided, however, that, after the approval of the merger by PBSJ shareholders, no amendment, modification or supplement may be made that changes the amount or the form of the merger consideration to be delivered to PBSJ shareholders or changes any other terms and conditions of the merger agreement if such change would materially and adversely affect PBSJ or PBSJ shareholders.

Prior to the consummation of the merger, either Atkins, Merger Sub or PBSJ may:

•	extend the time for the performance of any of the obligations or other acts of the other party;

•	waive any inaccuracies in the representations and warranties of the other party contained in the merger agreement or in any document delivered pursuant to the merger agreement; or

•	waive compliance with any of the agreements or conditions of the other parties contained in the merger agreement.

The failure of any party to the merger agreement to assert any of its rights under the merger agreement or otherwise will not constitute a waiver of those rights.

Remedies

Except as otherwise expressly provided in the merger agreement:

•

any and all remedies expressly conferred upon a party to the merger agreement will be cumulative with, and not exclusive of, any other remedy contained in the merger agreement, at law or in equity and the exercise by a party to the merger agreement of any one remedy will not preclude the exercise by it of any other remedy; and

•

no party (or its affiliates or any other person) will, under any circumstance, be liable to any other party (or its affiliates or any other person) for any consequential, exemplary, special, indirect, incidental or punitive damages claimed by such party under the terms of or due to any breach of the merger agreement or agreement, instrument or certificate delivered under the merger agreement or in connection with the transactions contemplated by the merger agreement including, but not limited to, loss of revenue or income, cost of capital, or loss of business reputation or opportunity.

Specific Performance

The parties to the merger agreement are entitled to an injunction or injunctions to prevent breaches of the merger agreement or to enforce specifically the terms and provisions of the merger agreement in any Florida state or federal court sitting in Hillsborough County, Florida, without proof of actual damages. Each party is also entitled to seek money damages for willful and intentional breaches of the merger agreement or fraud.

Governing Law

The merger agreement will be governed by and construed in accordance with the laws of the state of Florida, without regard to the conflict of laws principles of Florida.

MARKET PRICE OF OUR STOCK AND DIVIDEND POLICY

There is no established public trading market for our Class A common stock. As of September 2, 2010 there were no shares of Class A common stock that were subject to outstanding warrants or options to purchase, or securities convertible into, our Class A common stock.

As of September 2, 2010, the last day before the printing of this proxy statement, there were 1,430 registered holders of our Class A common stock. There are no other classes of stock outstanding.

Our bylaws require that Class A common stock held by shareholders who terminate employment with us be offered for sale at fair market value to us pursuant to a right of first refusal. Should we decline to purchase the shares, the shares must next be offered to the ESOP/401(k) Plan at fair market value, and then ultimately to our shareholders who are employees. Our bylaws provide the procedures for determining the fair market value. As of August 20, 2010, there were 2,397,126 shares of outstanding Class A common stock held by individuals no longer employed by us.

The value of our Class A common stock is required to be determined by a formal valuation analysis performed by one or more outside, independent appraisal firms at least annually. The stock price established based on the appraisers’ valuation reports is utilized for ESOP administration purposes and to set the price for direct employee-shareholder purchases, sales and redemptions. In that connection, we obtained a valuation in January 2010 that determined that the fair market value of a share of our Class A common stock was $13.10 per share as of September 30, 2009 (after giving effect to the 3-for-1 stock split effective on April 15, 2010).

Each share of our Class A common stock is entitled to share equally in any dividends declared by our board of directors. Pursuant to the terms of our credit agreement, we cannot declare or pay dividends in excess of 50% of our net income. We have not paid cash dividends on our Class A common stock in the past and have no present intention of paying cash dividends on our Class A common stock in the foreseeable future as we expect to retain any earnings for investment in our business. In addition, as set forth in the merger agreement, until the consummation of the merger and without prior written approval of Atkins we or our subsidiaries cannot pay dividends except for dividends in the ordinary course of business consistent with past practice paid by a subsidiary to us or a wholly-owned subsidiary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our Class A common stock as of September 1, 2010 by our directors, our principal executive officer, principal financial officer, the three most highly compensated executives and all directors and executive officers as a group and all those known by us to be beneficial owners of more than 5% of our Class A common stock. The applicable address for each beneficial owner, director and executive officer listed in the table below is c/o The PBSJ Corporation, 4030 West Boy Scout Boulevard, Suite 700, Tampa, FL 33607.

	Class A Common Stock Beneficially Owned
Beneficial Owner	Number	Percentage (1)
Certain Beneficial Owners
The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust	8,676,048	52.60%
Directors and Named Executives
Robert J. Paulsen (2)	407,176	2.47%
Joel H. Bennett (3)	4,500	*
Richard J. Dobkin (3)	4,500	*
Robert E. Klatell (3)	4,500	*
Judy A. Mitchell	137,780	*
Wayne J. Overman (4)	86,925	*
William D. Pruitt (3)	94,523	*
Donald J. Vrana (5)	68,566	*
Benjamin P. Butterfield (6)	16,579	*
All executive officers and directors as a group (9 persons) (7)	825,049	5.00%

*	Less than 1%.
(1)	The percentage of Class A common stock owned by each shareholder is based on 16,493,203 shares of our common stock outstanding as of September 1, 2010.
(2)	Includes 86,205 shares owned via The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust and 2,290 shares of non-vested restricted stock, which will become or otherwise be deemed fully vested effective immediately prior to the effectiveness of the merger.
(3)	Includes 4,500 shares of non-vested restricted stock, which will become or otherwise be deemed fully vested effective immediately prior to the effectiveness of the merger.
(4)	Includes 17,661 shares owned via The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust and 7,079 shares of non-vested restricted stock, which will become or otherwise be deemed fully vested effective immediately prior to the effectiveness of the merger.
(5)	Includes 2,204 shares owned via The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust and 28,852 shares of non-vested restricted stock, which will become or otherwise be deemed fully vested effective immediately prior to the effectiveness of the merger.
(6)	Includes 79 shares owned via The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust and 11,292 shares of non-vested restricted stock, which will become or otherwise be deemed fully vested effective immediately prior to the effectiveness of the merger.
(7)	Includes 106,149 shares owned via The PBSJ Employee Profit Sharing and Stock Ownership Plan and Trust and 70,513 shares of non-vested restricted stock, which will become or otherwise be deemed fully vested effective immediately prior to the effectiveness of the merger.

HOUSEHOLDING OF PROXY MATERIALS

A single proxy statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please direct your written request to our Corporate Secretary at our principal executive office (4030 West Boy Scout Boulevard, Suite 700, Tampa, Florida 33607) or contact Mr. Donald Vrana at (813) 282-7275. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact our Corporate Secretary or Mr. Vrana.

SUBMISSION OF SHAREHOLDER PROPOSALS

If the merger is completed, there will be no public shareholders of PBSJ and no public participation in any future meetings of the shareholders of PBSJ. If the merger is not completed, you will continue to be entitled to attend and participate in our shareholder meetings.

If the merger is not completed, under our bylaws, shareholders who wish to make proposals for the 2011 annual meeting of shareholders must cause the proposal to be received by us not less than 60 nor more than 90 days prior to the first anniversary of the date on which we first mailed our proxy materials, or for the 2011 annual meeting between October 29, 2010 and November 29, 2010. If the date of the 2011 annual meeting is more than 30 calendar days prior to or after the anniversary of the 2010 annual meeting, notice by shareholders must be received by us no later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. This same deadline also applies for any shareholder proposal to be eligible for inclusion in our proxy statement and proxy related to that meeting. Shareholder proposals must include certain information concerning the proposal, the proponent and the proponent’s ownership of our common stock and must contain a representation that the proponent intends to appear in person or by proxy at the meeting to present the proposal, as more fully set forth in our bylaws. Shareholder proposals not meeting these requirements will not be entertained at the annual meeting. Shareholder proposals must comply with the requirements of our bylaws, Rule 14a-8 of the Exchange Act, and any other applicable rules established by the SEC. Proposals should be mailed to the attention of, and copies of our bylaw requirements may be obtained from, our Corporate Secretary at: The PBSJ Corporation, 4030 West Boy Scout Boulevard, Suite 700, Tampa, Florida 33607, Attention: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file with the SEC at its Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our public filings are also available to the public from document retrieval services and the Internet website maintained by the SEC at www.sec.gov.

For additional information regarding PBSJ, you are encouraged to read the following reports, which are not incorporated by reference in this proxy statement, filed with the SEC.

PBSJ Filings	Periods:
Annual Report on Form 10-K	Fiscal Year ended September 30, 2009
Quarterly Reports on Form 10-Q	Fiscal Quarters ended December 31, 2010, March 31, 2010, and June 30, 2010
Current Reports on Form 8-K	Filed January 21, 2010, March 16, 2010, April 16, 2010, June 7, 2010, August 2, 2010 and August 19, 2010

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements, reports and any of the documents described above or other information concerning us, without charge, by written or telephonic request directed to us at The PBSJ Corporation, 4030 West Boy Scout Boulevard, Suite 700, Tampa, Florida 33607, Attention: Secretary, contact Mr. Donald Vrana at (813) 282-7275 or from the SEC through the SEC’s website at the address provided above.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED SEPTEMBER 8, 2010. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

WS ATKINS PLC,

FALDO MAS, INC.

AND

THE PBSJ CORPORATION

Dated as of August 1, 2010

A-i

A-ii

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of August 1, 2010, is by and among WS ATKINS plc, a public limited company organized under the laws of England and Wales and registered in England No. 1885586 (“Parent”), FALDO MAS, INC., a Florida corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), and THE PBSJ CORPORATION, a Florida corporation (the “Company”).

RECITALS

A. The Company and Merger Sub each has determined that it is advisable, fair to and in the best interests of its shareholders to effect a merger (the “Merger”) of Merger Sub with and into the Company pursuant to the Florida Business Corporation Act (the “FBCA”) upon the terms and subject to the conditions set forth in this Agreement, pursuant to which each outstanding share of Class A Common Stock, par value $.00067 per share, of the Company (the “Company Common Shares”), shall be converted into the right to receive cash, as set forth herein, all upon the terms and subject to the conditions of this Agreement.

B. The Board of Directors of the Company (the “Company Board”) has (i) determined that this Agreement, the Merger and the other transactions contemplated hereby, taken together, are at a price and on terms that are fair to, advisable and in the best interests of the Company and its shareholders (the “Company Shareholders”) and (ii) adopted resolutions adopting and approving this Agreement and the transactions contemplated hereby, including the Merger, declaring its advisability and recommending the approval by the Company Shareholders of this Agreement and the Merger and the other transactions contemplated hereby.

C. The Board of Directors of Merger Sub has (i) determined that this Agreement, the Merger and the other transactions contemplated hereby, taken together, are at a price and on terms that are fair to, advisable and in the best interests of Merger Sub and its sole stockholder and (ii) adopted resolutions adopting and approving this Agreement and the transactions contemplated hereby, including the Merger, declaring its advisability and recommending the approval by its sole stockholder of this Agreement and the Merger and the other transactions contemplated hereby. The sole stockholder of Merger Sub has approved this Agreement.

D. The Board of Directors of Parent has (i) determined that this Agreement, the Merger and the other transactions contemplated hereby, taken together, are at a price and on terms that are fair to, advisable and in the best interests of Parent and its shareholders and (ii) adopted resolutions adopting and approving this Agreement and the transactions contemplated hereby, including the Merger.

AGREEMENT

In consideration of the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions.

(a) The following terms, as used herein, have the following meanings:

“Acquisition Proposal” means any proposal or offer for, whether in one transaction or a series of related transactions, any (a) merger, consolidation, share exchange, business combination or similar transaction involving the Company or any Subsidiaries that would constitute a “significant subsidiary” (as defined in Rule 1-02 of Regulation S-X, but substituting 20% for references to 10% therein), (b) sale or other disposition, directly or indirectly, by merger, consolidation, share exchange, business combination or any similar transaction, of any assets of the Company or its Subsidiaries representing 20% or more of the consolidated assets of the Company and its Subsidiaries taken as a whole, (c) issue, sale or other disposition by the Company or any Subsidiary of (including by way of merger, consolidation, share exchange, business combination or any similar transaction) securities (or options, rights or warrants to purchase, or securities convertible into, such securities) representing 20% or more of the votes associated with the outstanding Company Common Shares, (d) tender offer or exchange offer in which any Person or “group” (as such term is defined under the Exchange Act) shall acquire beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act), or the right to acquire beneficial ownership, of 20% or more of the votes associated with the outstanding Company Common Shares, (e) recapitalization, restructuring, liquidation, dissolution or other similar type of transaction with respect to the Company, or (f) transaction which is similar in form, substance or purpose to any of the foregoing transactions; provided, however, that the term “Acquisition Proposal” shall not include (i) the Merger or any of the other transactions contemplated by this Agreement or (ii) any merger, consolidation, business combination, reorganization, recapitalization or similar transaction solely among the Company and one or more Subsidiaries or among Subsidiaries.

“Affiliate” of any Person shall mean another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person.

“Antitrust Law” shall mean the Sherman Antitrust Act of 1890, as amended, the Clayton Act of 1914, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other applicable Laws regarding competition and trade regulation that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

“Articles of Merger” shall mean the articles of merger with respect to the Merger, containing the provisions required by, and executed in accordance with, the FBCA.

“Business Day” shall mean any day other than a Saturday or a Sunday or a day on which banking institutions in Tampa, Florida, New York, New York or London, England are authorized or obligated by Law or executive order to be closed.

“Certificate” shall mean each certificate representing one or more Shares or, in the case of uncertificated Shares, each entry in the books of the Company (or its transfer agent) representing uncertificated Shares.

“Closing” shall mean the closing of the Merger, as contemplated by Section 2.2.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Company Articles of Incorporation” shall mean the Company’s Amended and Restated Articles of Incorporation as amended and as in effect as of the date hereof.

“Company Balance Sheet” shall mean the consolidated balance sheet of the Company as of September 30, 2009 and the footnotes thereto set forth in the Company 10-K.

“Company Benefit Plan” shall mean each Employee Benefit Plan that is sponsored, maintained or contributed to by the Company or any of its Subsidiaries or with respect to which the Company or any of its Subsidiaries is a party and in which any current or former employee, director, officer, consultant, contingent worker or leased employee of the Company or its Subsidiaries is eligible to participate or derive a benefit.

“Company Bylaws” shall mean the Amended and Restated Bylaws of the Company as amended and as in effect as of the date hereof.

“Company Direct Purchase Plan” shall mean the Company 2008 Employee Stock Ownership and Direct Purchase Plan, as amended to the date hereof.

“Company Disclosure Letter” shall mean the Company Disclosure Letter dated the date hereof and delivered by the Company to Parent prior to the execution of this Agreement.

“Company ESOP/401(k) Plan” shall mean The PBSJ Corporation Employee Profit Sharing and Stock Ownership Plan, as amended and restated as of January 1, 2008, and as further amended to the date hereof, and the Trust Agreement created under that Plan, effective January 1, 2007, and as further amended to the date hereof.

“Company ESPP” shall mean the Company’s 2008 Employee Payroll Stock Purchase Plan, including any addenda thereto, all as amended to the date hereof.

“Company Financial Advisor” shall mean Barclays Capital.

“Company Financial Statements” shall mean the Company Balance Sheet and all of the financial statements of the Company and its Subsidiaries included in the Company Reports.

“Company Material Adverse Effect” means, with respect to the Company, an effect, event, development or change that is materially adverse to the assets, business, results of operations or financial condition or prospects of the Company and its Subsidiaries, taken as a whole, other than any effect, event, development or change arising out of or resulting from (a) changes in conditions in the U.S. or global economy or capital or financial markets generally, including changes in interest or exchange rates, (b) changes in Law or tax, regulatory, political or business conditions that, in each case, generally affect the geographic regions or industries in which the Company and its Subsidiaries conduct their businesses (unless, and only to the extent, such effect, event, development or change affects the Company and its Subsidiaries in a disproportionate manner as compared to other persons or participants in the industries in which the Company and its Subsidiaries conduct their businesses and that operate in the geographic regions affected by such effect, event, development or change), (c) changes in GAAP or other accounting standards that would be applicable to the Company or Parent after the Effective Time, (d) the negotiation, execution, announcement or performance of this Agreement or the transactions contemplated hereby or the consummation of the transactions contemplated by this Agreement, including the impact thereof on relationships, contractual or otherwise, with customers, tenants, landlords, suppliers, lenders, investors, venture partners, subcontractors, bonding companies, governmental authorities and agencies, or employees, (e) acts of war, armed hostilities, sabotage or terrorism, or any escalation or worsening of any such acts of war, armed hostilities, sabotage or terrorism threatened or underway as of the date of this Agreement (unless, and only to the extent, such effect, event, development or change affects the Company and its Subsidiaries in a disproportionate manner as compared to other persons or participants in the industries in which the Company and its Subsidiaries conduct their businesses and that operate in the geographic regions affected by such effect, event, development or change), (f) earthquakes, hurricanes or other natural disasters, (g) any action taken or omitted by the Company or any Subsidiary at the request of Parent or Merger Sub or with the prior written approval of Parent given pursuant to the lead-in paragraph of Section 6.1(b), or (h) any failure by the Company to meet any internal or published projections, predictions, estimates or expectations (whether such projections, predictions, estimates or expectations were made by the Company or third parties). The parties agree that the mere fact of a decrease in the appraised or market price of the Company Common Shares shall not constitute a Company Material Adverse Effect, but any effect, event, development or change underlying such decrease (other than any such effects, events, developments or changes set forth in clauses (a) through (g) above) may be considered in determining whether there has been a Company Material Adverse Effect. The parties further agree that neither the existence of the FCPA Investigation nor any particular development in the FCPA Investigation shall, in and of itself, constitute a Company Material Adverse Effect, but any significant effect, event, development or change relating to the FCPA Investigation may be considered in determining whether there has been a Company Material Adverse Effect.

“Company Permits” shall mean all authorizations, licenses, permits, certificates, approvals and orders of all Governmental Entities necessary for the lawful conduct of the businesses of the Company and its Subsidiaries.

“Company Reports” shall mean all forms, reports, statements, information, registration statements and other documents (as supplemented and amended since the time of filing) filed or required to be filed by the Company with the SEC since September 30, 2009.

“Company Required Vote” shall mean the affirmative vote of the holders of a majority of the outstanding Company Common Shares entitled to vote with respect to the adoption of this Agreement at the Company Shareholders Meeting.

“Company Restricted Stock Plan” shall mean the Company 2008 Employee Restricted Stock Plan, as amended to the date hereof.

“Company Shareholders Meeting” shall mean a meeting of the Company Shareholders to be called to consider the Merger.

“Company Stock Option” shall mean each outstanding option to purchase Company Common Shares.

“Company Stock Plans” shall mean the Company Direct Purchase Plan, the Company ESOP/401(k) Plan, the Company ESPP, the Company Restricted Stock Plan and the Key Employee Supplemental Option Plan.

“Company Stock Rights” shall mean any options, warrants, convertible securities, subscriptions, stock appreciation rights, phantom stock plans or stock equivalents or other rights, agreements, arrangements or commitments (contingent or otherwise) obligating the Company to issue or sell any shares of capital stock of, or options, warrants, convertible securities, subscriptions or other equity interests in, the Company.

“Company Termination Fee” shall mean $8,520,000.

“Company 10-K” shall mean the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009.

“Confidentiality Agreement” shall mean the Confidentiality Agreement between the Company and Parent dated March 18, 2010, as amended.

“Consolidated Entities” shall mean PBS&J Caribe, LLP, PBS&J Caribe Engineering Services, C.S.P. and PBS&J, P.A.

“Consolidated Entity Agreements” shall mean the material agreements governing the Consolidated Entities and the relationship between the Company and the Consolidated Entities, including the partnership agreement of PBS&J Caribe, LLP, dated August 20, 2009, between Randy L. Larson, Benton L. Rudolph and Carlos J. Arboleda-Osorio, the management services agreement, dated September 30, 2009, between the Company, PBS&J Caribe, LLP, Benton L. Rudolph, Randy L. Larson and Carlos J. Arboleda-Osorio, and the service agreement, dated July 11, 2007, between Post, Buckley, Schuh & Jernigan, Inc. and PBS&J, P.A.

“Contract” shall mean any contract, lease, indenture, note, bond or other agreement that is in force and effect to which either the Company or any of its Subsidiaries is a party or by which any of their respective properties or assets are bound.

“Effective Time” shall mean the date and time the Articles of Merger are duly filed with the Department of State of the State of Florida, or such later date and time as the parties shall agree and as set forth in the Articles of Merger.

“Employee Benefit Plan” shall mean, with respect to any Person, each plan, program, or arrangement that is sponsored or maintained by such Person or to which such Person makes or has made, or has or has had an obligation to make, contributions providing for employee benefits or for the remuneration, direct or indirect, of the current or former employees, directors, officers, consultants, contingent workers or leased employees of such Person or the dependents of any of them (whether written or oral), including: each deferred compensation, bonus, incentive compensation, pension, retirement, stock purchase, stock option and other equity compensation plan; each “welfare” plan (within the meaning of Section 3(1) of ERISA, determined without regard to whether such plan is subject to ERISA); each “pension” plan (within the meaning of Section 3(2) of ERISA, determined without regard to whether such plan is subject to ERISA); and each severance plan or agreement, health, vacation, summer hours, supplemental unemployment benefit, hospitalization insurance, medical, dental, legal and each other employee benefit plan, program or arrangement.

“Encumbrance” shall mean any lien, mortgage, pledge, deed of trust, security interest, charge, easement, right of way, restriction or other encumbrance or other adverse claim or interest.

“Environmental Laws” shall mean any Laws relating to the environment or Hazardous Substances, or the effect of any Hazardous Substance on human health and safety.

“Environmental Permits” shall mean all permits, licenses, franchises, certificates, approvals and other similar authorizations of Governmental Entities relating to or required by Environmental Laws and affecting, or relating to, the business of the Company or any Subsidiary as currently conducted.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA Investigation” shall mean the U.S. Foreign Corrupt Practices Act of 1977, as amended, investigation described in the Filed SEC Documents.

“GAAP” shall mean generally accepted accounting principles in effect in the United States from time to time.

“Governmental Entity” shall mean any United States federal, state or local or any foreign, transnational, national, provincial, cantonal, state or local government, or any court of competent jurisdiction, administrative or regulatory agency or commission or other governmental authority or agency, domestic or otherwise.

“Hazardous Substance” shall mean any pollutant, contaminant, waste, chemical material, substance, compound or constituent in any form, including without limitation crude oil or petroleum or petroleum products, asbestos and asbestos-containing materials and any radioactive substance subject to regulation, or which can give rise to liability under any Environmental Law.

“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

“IRS” shall mean the Internal Revenue Service.

“Knowledge,” or any similar expression, shall mean, with respect to the Company, the knowledge of any Person set forth in Section 1.1 of the Company Disclosure Letter, and, with respect to Parent and/or Merger Sub, the knowledge of any Person set forth in Section 1.1 of the Parent Disclosure Letter. For purposes of this definition “knowledge” includes actual knowledge and knowledge that a person in such position should reasonably be expected to have.

“Law” shall mean any United States or foreign, transnational, national, federal, state, or local statute, law, regulation, requirement, interpretation, rule, ordinance, code, policy or rule of common law of any Governmental Entity, including any judicial or administrative interpretation thereof.

“Liabilities” shall mean any and all debts, liabilities and obligations of any nature whatsoever, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including those arising under any Law, and those arising under any Contract or Company Permit.

“Order” shall mean any writ, judgment, injunction, consent, order, decree, stipulation, award or executive order of or by any Governmental Entity.

“Parent Bylaws” shall mean Parent’s Bylaws as in effect as of the date hereof.

“Parent Disclosure Letter” shall mean the Parent Disclosure Letter dated as of the date hereof and delivered by Parent to the Company prior to the execution of this Agreement.

“Parent Material Adverse Effect” shall mean, with respect to Parent or Merger Sub, any effect that, individually or taken together with all other effects that have occurred prior to the date of determination of the occurrence of the Parent Material Adverse Effect, is or would be reasonably likely to prevent or materially delay the performance by Parent or Merger Sub of any of their material obligations under this Agreement or the consummation of the Merger or the other transactions contemplated by the Transaction Documents.

“Paying Agent” shall mean a bank or trust company reasonably satisfactory to the Company that is organized and doing business under the Laws of the United States or any state thereof and has a combined capital and surplus of at least $500,000,000 appointed by Parent to act as paying agent for payment of the Merger Consideration.

“Permitted Encumbrance” means (a) statutory liens for Taxes, special assessments or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, (b) mechanics’, materialmen’s, carriers’, workers’, repairers’ and similar statutory liens arising or incurred in the ordinary course of business which liens have not had and are not reasonably likely to have a Company Material Adverse Effect, (c) zoning, entitlement, building and other land use regulations imposed by governmental agencies having jurisdiction over any real property which are not violated in any material respect by the current or contemplated use and operation of the real property, (d) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance, old age pension programs mandated under applicable Law or other social security, (e) covenants, conditions, restrictions, easements, encumbrances and matters of record affecting title to but not adversely affecting current or contemplated occupancy or use of the property in any material respect, (f) provisions of licenses and sublicenses of intellectual property (including the obligation to pay royalties and license fees) which do not adversely affect the use thereof in any material respect, (g) restrictions on the transfer of securities arising under federal and state securities Laws, (h) Encumbrances pursuant to surety, completion and performance bonds arising in the ordinary course of business, (i) Encumbrances pursuant to credit facilities in effect on the date hereof and (j) any Encumbrance that will be released or terminated on or prior to the Closing.

“Person” shall mean any individual, corporation, partnership (general or limited), limited liability company, limited liability partnership, trust, joint venture, joint-stock company, syndicate, association, entity, unincorporated organization or government, or any political subdivision, agency or instrumentality thereof.

“Proxy Statement” shall mean a definitive proxy statement, and any amendment or supplement thereto, relating to the Merger and this Agreement to be provided to the Company Shareholders in connection with the Company Shareholders Meeting.

“Representative” of a Person means any officer, director, Affiliate, employee, investment banker, financial advisor, financing source, attorney, accountant or other agent or advisor.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” of any Person shall mean any corporation, partnership, limited liability company, joint venture or other legal entity of which such Person (either directly or through or together with another Subsidiary of such Person) owns more than 50% of the voting stock equity interests or general partnership interests of such corporation, partnership, limited liability company, joint venture or other legal entity, as the case may be, and, with respect to the Company, shall include the Consolidated Entities.

“Subsidiary Stock Rights” shall mean any options, warrants, convertible securities, subscriptions, stock appreciation rights, limited liability company interests, partnership interests, phantom stock plans or stock or equity equivalents or other rights, agreements, arrangements or commitments (contingent or otherwise) of any character issued or authorized by the Company or any Subsidiary of the Company relating to the issued or unissued capital stock or other equity interests of the Subsidiaries of the Company or obligating the Company or any of its Subsidiaries to issue or sell any shares of capital stock of, or options, warrants, convertible securities, subscriptions or other equity interests in, any Subsidiary of the Company.

“Superior Proposal” means a bona fide written Acquisition Proposal (or its most recently amended and modified terms, if amended and modified) made by a Third Party (i) that relates to more than 50% of the outstanding Company Common Shares or all or substantially all of the assets of the Company and its Subsidiaries taken as a whole, (ii) which the Company Board determines in its good faith judgment (after taking into account all of the terms and conditions of the Acquisition Proposal, including all financial considerations, the identity of the Third Party making the Acquisition Proposal and relevant legal and regulatory issues) to be more favorable to the Company or its shareholders (in their capacities as shareholders) than the Merger, (iii) the material conditions to the consummation of which are all reasonably capable of being satisfied in the judgment of the Company Board, and (iv) for which financing, to the extent required, is then committed or, in the judgment of the Company Board, is reasonably likely to be available.

“Surviving Corporation” shall mean the corporation surviving the Merger.

“Tax” shall mean any federal, state, county, local or foreign income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, premium, withholding, alternative or added minimum, ad valorem, transfer or excise tax, or any other tax, governmental fee or other like assessment or charge in the nature of a tax of any kind whatsoever, together with any interest, penalty or addition thereto, whether disputed or not, and “Taxes” shall mean any or all of the foregoing collectively.

“Tax Return” shall mean any return, report, information, filing, document or similar statement required to be filed with respect to any Tax (including any attached schedules), including any information return, claim for refund, amended return or declaration of estimated Tax.

“Third Party” shall mean any Person or group (as defined in Section 13(d)(3) of the Exchange Act) other than Parent, Merger Sub or any Affiliates thereof.

“Transaction Documents” shall mean this Agreement and all other agreements, instruments and documents to be executed by Parent, Merger Sub and the Company in connection with the transactions contemplated by such agreements.

“UKLA” means the UK Listing Authority.

(b) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agency Agreements	Section 4.23
Agreement	Preamble
Assets	Section 4.11(c)
CFIUS	Section 6.3(e)
Change in Recommendation	Section 6.6(a)
Class B Common Stock	Section 4.3
Closing Date	Section 2.2
Company	Preamble
Company Board	Recital B
Company Common Shares	Recital A
Company ESPP Contribution Termination Date	Section 2.9
Company Expenses	Section 8.1(a)
Company Material Contracts	Section 4.23
Company Recommendation	Section 6.5
Company Restricted Shares	Section 2.8
Company Shareholders	Recital B
Continuing Employee	Section 6.8(b)
DOJ	Section 6.3(b)
DSS	Section 6.3(f)
End Date	Section 8.1(b)
ESOP	Section 6.1(c)
ESOP Shares	Section 6.1(c)
Exercise Time	Section 2.9
Exchange Fund	Section 3.1
Exon-Florio Amendment	Section 6.3(e)
Expenses	Section 8.3(a)
FBCA	Recital A
Filed SEC Documents	Article IV
FOCI	Section 6.3(e)
FTC	Section 6.3(b)
Government Order	Section 8.1(c)
Indebtedness	Section 6.1(b)(ix)
Indemnified Parties	Section 6.9(a)
Intellectual Property Rights	Section 4.15
Joint Venture Agreement	Section 4.4(b)
Leases	Section 4.11(b)
Letter of Transmittal	Section 3.2(a)
Material Leases	Section 4.23
Merger	Recital A

Term	Section
Merger Consideration	Section 2.4(a)
Merger Sub	Preamble
NISPOM	Section 6.3(f)
Other Filings	Section 6.4
Owned Real Property	Section 4.11(a)
Parent	Preamble
Parent Expenses	Section 8.1(a)
Permitted Investments	Section 3.1
Related Party Transactions	Section 4.12
Requirements Agreements	Section 4.23
Restrictive Agreements	Section 4.23
Shares	Section 2.4(a)
Shareholder Loans	Section 3.8
Stop, Look and Listen Communication	Section 6.6(c)
Termination Date	Section 8.1
WARN Act	Section 4.14(b)

Section 1.2 Interpretation and Rules of Construction.

In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

(a) when a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated;

(b) the table of contents and headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

(c) whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”;

(d) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

(e) references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section;

(f) all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein;

(g) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

(h) references to any Person are also to its successors and permitted assigns;

(i) the use of “or” is not intended to be exclusive unless expressly indicated otherwise;

(j) “writing”, “written” and comparable terms refer to printing typing and other means of reproducing words (including electronic media) in a visible form; and

(k) references from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

ARTICLE II

THE MERGER

Section 2.1 The Merger; Effect of the Merger.

(a) Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company in accordance with the FBCA, whereupon the separate existence of Merger Sub shall cease and the Company shall continue as the Surviving Corporation under the Laws of the State of Florida and a wholly owned subsidiary of Parent.

(b) The Merger shall have the effects set forth herein and in the applicable provisions of the FBCA. Without limiting the foregoing and subject thereto, from and after the Effective Time, the Surviving Corporation shall have all the properties, rights, privileges, powers, interests and franchises and shall be subject to all restrictions, disabilities, debts, duties and Liabilities of the Company and Merger Sub.

Section 2.2 Closing. Subject to the terms and conditions of this Agreement, the Closing will take place at 10:00 a.m., local time, as promptly as practicable but in no event later than the fifth Business Day after the satisfaction or waiver (to the extent permitted by applicable Law) of the conditions (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) set forth in Article VII (the “Closing Date”), at the offices of Greenberg Traurig, P.A., 1221 Brickell Avenue, Miami, Florida 33131, unless another time, date or place is agreed to in writing by the parties; provided, however, that if all the conditions set forth in Article VII shall not have been satisfied or waived (to the extent permitted by Law) on such fifth Business Day, then, subject to Section 8.1, the Closing will take place on the first Business Day on which all such conditions shall have been satisfied or waived (to the extent permitted by Law).

Section 2.3 Effective Time. On the Closing Date and subject to the terms and conditions hereof, the Articles of Merger shall be filed with the Department of State of the State of Florida. The Merger shall become effective at the Effective Time.

Section 2.4 Conversion of the Shares. At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or the holders of any securities of the Company or Merger Sub:

(a) Except as provided in Section 2.4(b), each Company Common Share issued and outstanding immediately prior to the Effective Time (the “Shares”) shall be canceled and shall be converted automatically into the right to receive, in cash without interest, $17.137 (the “Merger Consideration”) less any required withholding taxes in accordance with Section 3.7, payable to the holder thereof upon surrender of the Certificate representing such Shares as provided in Article III. All Shares, when so converted, shall no longer be outstanding and shall automatically be retired and shall cease to exist, and each holder of a Certificate representing Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration into which such Shares have been converted, as provided herein.

(b) Each Share that is owned by the Company as treasury stock or otherwise or by any Subsidiary of the Company and each Share owned by Parent, Merger Sub or any other Subsidiary of Parent immediately prior to the Effective Time shall be canceled and retired and cease to exist and no payment or distribution shall be made with respect thereto.

(c) Each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, no par value, of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

Section 2.5 Organizational Documents.

(a) At the Effective Time, pursuant to the Merger, the articles of incorporation of Merger Sub, as in effect immediately prior to the Effective Time, shall be the articles of incorporation of the Surviving Corporation, except that, at the Effective Time, Article I of such articles of incorporation shall be amended to provide that the corporate name of the Surviving Corporation is “The PBSJ Corporation” Thereafter, the articles of incorporation of the Surviving Corporation may be amended in accordance with its terms and as provided by Law.

(b) At the Effective Time, pursuant to the Merger, the bylaws of the Company as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation, except that, immediately prior to the Effective Time, such bylaws shall be amended and restated in the form attached hereto as Exhibit A. Thereafter, the bylaws of the Surviving Corporation may be amended in accordance with their terms and the articles of incorporation of the Surviving Corporation and as provided by Law.

Section 2.6 Directors and Officers of the Surviving Corporation. The Company shall cause to be delivered to Parent, prior to the Closing, resignations of all the directors of the Company to be effective at the Effective Time. At the Effective Time, the directors of Merger Sub shall continue in office as the directors of the Surviving Corporation and the officers of the Company shall continue in office as the officers of the Surviving Corporation, and such directors and officers shall hold office until successors are duly elected or appointed and qualified in accordance with and subject to applicable Law and the articles of incorporation and bylaws of the Surviving Corporation.

Section 2.7 Company Stock Plans. Except as otherwise agreed to by the parties, (i) each Company Stock Plan (other than the Company ESOP/401(k) Plan) shall terminate as of the Effective Time and the provisions in any other plan, program or arrangement providing for the issuance or grant of any other interest in respect of the capital stock of the Company or any Subsidiary thereof shall be canceled as of the Effective Time and (ii) the Company shall ensure that following the Effective Time no participant in the Company Stock Plans or other plans, programs or arrangements shall have any right thereunder to acquire any equity securities of the Company, the Surviving Corporation or any Subsidiary thereof.

Section 2.8 Restricted Stock. At the Effective Time, each Share subject to restrictions on transfer and/or forfeiture issued by the Company under the Company Stock Plans or otherwise, including those Shares subject to performance-based conditions (“Company Restricted Shares”), shall become or otherwise be deemed fully vested effective immediately prior to the Effective Time. At the Effective Time, each vested, issued and outstanding Company Restricted Share shall be converted into the right to receive the Merger Consideration in accordance with Section 2.4(a) hereof, less required withholding taxes in accordance with Section 3.7.

Section 2.9 Company ESPP.

(a) The Company shall take any and all actions with respect to the Company ESPP as are necessary to provide that: (i) with respect to the Offering Period (as defined in the Company ESPP) in effect as of the date hereof, no employee who is not a participant in the Company ESPP as of the date hereof may become after the date hereof a participant in the Company ESPP and no participant in the Company ESPP may increase the percentage amount of his or her payroll deduction election from that in effect on the date hereof for such Offering Period; (ii) participants in the Company ESPP shall not be permitted to make additional contributions to the Company ESPP after the second payroll period ending after the date hereof (the “Company ESPP Contribution Termination Date”); and (iii) the Exercise Date (as defined in the Company ESPP) shall occur immediately prior to the Effective Time (the “Exercise Time”) unless this Agreement is terminated prior thereto. At the Exercise Time, each purchase right under the Company ESPP as of the Company ESPP Contribution Termination Date shall be automatically exercised by applying the payroll deductions of each participant in the Company ESPP for such Offering Period to the purchase of a number of whole Shares (subject to the provisions of the Company ESPP regarding the number of shares purchasable) at an exercise price per Share equal to the Exercise Price (as defined in the Company ESPP) of a Company Common Share applicable to the Offering Period, which number of Shares will then be canceled and converted into the right to receive the Merger Consideration in accordance with Section 2.4(a) hereof, less required withholding taxes in accordance with Section 3.7. Any excess payroll deductions not used as a result of share limitations under the Company ESPP shall be returned to the applicable participant without interest. If a fractional number of Shares results, then such number shall be rounded down to the next whole number, and the excess payroll deductions shall be returned to the applicable participant without interest.

(b) Notwithstanding the foregoing, prior to the Effective Time, the Company may cause the Company ESPP to be terminated and each participant in the Company ESPP to be paid an amount in cash, less required withholding taxes, equal to the amount of Merger Consideration that such participant would have received had the Company ESPP not been terminated and was operated in accordance with Section 2.9(a).

Section 2.10 Adjustments to Prevent Dilution. In the event that the Company changes the number of Shares issued and outstanding prior to the Effective Time as a result of a reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, subdivision, issuer tender or exchange offer, or other similar transaction, the Merger Consideration shall be proportionately adjusted to reflect such change.

ARTICLE III

EXCHANGE OF CERTIFICATES

Section 3.1 Paying Agent. Prior to the Effective Time, Parent shall appoint the Paying Agent to act as paying agent for the payment of the Merger Consideration upon surrender of the Certificates pursuant to this Article III. Immediately prior to the Effective Time, Parent shall deposit with the Paying Agent cash in the aggregate amount required to pay the Merger Consideration in respect of the Shares, net of the amount of the Shareholder Loans, such net cash amount not to exceed $280,085,161 (such net cash amount being referred to herein as the “Exchange Fund”). The Exchange Fund shall be used solely for purposes of paying the Merger Consideration in accordance with this Article III and shall not be used to satisfy any other obligation of the Company or any of its Subsidiaries. Pending distribution of the Exchange Fund in accordance with this Article III, Parent may direct the Paying Agent to invest such cash, provided that such investments (i) shall be obligations of or guaranteed by the United States of America, commercial paper obligations receiving the highest rating from either Moody’s Investors Services, Inc. or Standard & Poor’s Corporation, or certificates of deposit, bank repurchase agreements or bankers acceptances of domestic commercial banks with capital exceeding $500,000,000 (collectively “Permitted Investments”) or money market funds that are invested solely in Permitted Investments and (ii) shall have maturities that will not prevent or delay payments to be made pursuant to this Article III. Any income from investment of the Exchange Fund will be payable solely to Parent.

Section 3.2 Exchange Procedures.

(a) As soon as reasonably practicable (but not more than five days) after the Effective Time, the Paying Agent shall mail to each holder of record of a Certificate or Certificates that, immediately prior to the Effective Time, represented outstanding Shares subsequently converted into the right to receive the Merger Consideration, as set forth in Section 2.4: (i) a letter of transmittal (a “Letter of Transmittal”) that (A) shall specify that delivery shall be effected and risk of loss and title to the Certificates shall pass only upon proper delivery of the Certificates to the Paying Agent (or an affidavit of loss in lieu thereof, together with any bond or indemnity agreement, as contemplated by Section 3.6) and (B) shall be in such form and have such other provisions as the Surviving Corporation may reasonably specify; and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the applicable Merger Consideration.

(b) Upon surrender of a Certificate for cancellation to the Paying Agent, together with a Letter of Transmittal, duly completed and executed (or, if such Shares are held in book-entry or other uncertificated form, upon the entry through a book-entry transfer agent of the surrender of such Shares on a book-entry account statement), and any other documents reasonably required by the Paying Agent or the Surviving Corporation, (i) the holder of such Certificate shall be entitled to receive in exchange therefor a check representing the applicable amount of cash equal to the Merger Consideration for each Share formerly represented by such Certificate and (ii) the Certificate shall forthwith be canceled. No interest will be paid or accrued on the cash payable upon surrender of the Certificates. Until surrendered as contemplated by this Section 3.2, each such Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the applicable Merger Consideration.

(c) In the event of a transfer of ownership of Shares prior to the Effective Time that is not registered in the transfer records of the Company, the appropriate amount of the Merger Consideration may be paid to a transferee if the Certificate representing such Shares is presented to the Paying Agent properly endorsed or accompanied by appropriate stock powers and otherwise in proper form for transfer and accompanied by all documents reasonably required by the Paying Agent to evidence and effect such transfer and to evidence that any applicable Taxes have been paid.

Section 3.3 No Further Ownership Rights. All Merger Consideration paid upon the surrender for exchange of the Certificates representing Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such Shares and, after the Effective Time, there shall be no further registration of transfers on the transfer books of the Surviving Corporation of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article III.

Section 3.4 Termination of Exchange Fund. Any portion of the Exchange Fund (including any interest and other income received with respect thereto) that remains undistributed to the former Company Shareholders on the date 12 months after the Effective Time shall be delivered to the Surviving Corporation upon demand, and any former Company Shareholder who has not theretofore received any applicable Merger Consideration to which such Company Shareholder is entitled under this Article III shall thereafter look only to the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) for payment of their claim for Merger Consideration without any interest thereon and only as a general creditor thereof.

Section 3.5 No Liability. None of Parent, the Surviving Corporation or Merger Sub shall be liable to any holder of Shares for any part of the Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

Section 3.6 Lost, Stolen or Destroyed Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the delivery to Parent of an affidavit attesting to that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by and at the discretion of Parent or the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as Parent or the Surviving Corporation may direct, or the execution and delivery by such Person of an indemnity agreement in such form as Parent or the Surviving Corporation may direct, in each case as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificate the appropriate amount of the Merger Consideration.

Section 3.7 Withholding of Tax. Notwithstanding anything to the contrary in this Agreement, Parent, the Surviving Corporation, any Affiliate thereof or the Paying Agent shall be entitled to deduct and withhold from amounts otherwise payable pursuant to this Agreement to any holder of Shares (including restricted Shares), and any participant in the Company ESPP, the Company ESOP/401(k) Plan or any other Company benefit plan or arrangement, such amounts as Parent, the Surviving Corporation, any Affiliate thereof or the Paying Agent is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax Law and to request any necessary Tax forms, including IRS Form W-9 or the appropriate series of Form W-8, as applicable, or any other proof of exemption from withholding or any similar information from any Company Shareholder and any other recipient of any payment hereunder. To the extent that amounts are so withheld by the Surviving Corporation, any Affiliate thereof, Parent or the Paying Agent, such withheld amounts shall be (a) paid over to the applicable Governmental Entity in accordance with applicable Law or Order and (b) treated for all purposes of this Agreement as having been paid to the Company Shareholder or benefit plan participant, as the case may be, in respect of which such deduction and withholding was made by the Surviving Corporation, any Affiliate thereof, Parent or the Paying Agent, as the case may be.

Section 3.8 Shareholder Loans. On or about March 31, 2010, the Company made loans to various Company Shareholders in an aggregate principal amount of $3,927,077 (the “Shareholder Loans”). Such Shareholder Loans are secured by the Shares and other equity related interests of such shareholders under the Company’s Employee Benefit Plans. Notwithstanding anything to the contrary in this Agreement, Parent, the Surviving Corporation, any Affiliate thereof or the Paying Agent shall be entitled to deduct from the Merger Consideration payable to any Company Shareholder who has obtained a Shareholder Loan, such amounts as such Company Shareholder may owe to the Company under the Shareholder Loans. Such deductions shall be in satisfaction of the Shareholder Loans. The Company shall take all such action as may be required to cause the maturity date of the Shareholder Loans to occur prior to the Effective Time and shall provide a list to the Parent and the Paying Agent at least two Business Days prior to the Effective Time identifying each Company Shareholder that has received a Shareholder Loan and the principal amount thereof as of the Effective Time.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (i) other than with respect to Sections 4.3, 4.8(a) and 4.8(b), as disclosed in any report, schedule, form, statement or other document (including exhibits and all other information incorporated by reference therein) filed with, or furnished to, the SEC by the Company and publicly available prior to the date of this Agreement (collectively, the “Filed SEC Documents”) (excluding risk factors and similarly cautionary and forward looking or predictive disclosure including under headings entitled “Risk Factors,” “Forward Looking Statements,” or “Future Operating Results”) or (ii) as set forth in the Company Disclosure Letter delivered by the Company to Parent concurrently with the execution of this Agreement (it being understood that any information set forth in one section or subsection of the Company Disclosure Letter shall be deemed to apply to and qualify the Section or subsection of this Agreement to which it corresponds in number and each other Section or subsection of this Agreement to which the relevance of such information is reasonably apparent from the face thereof), the Company represents and warrants to each of the other parties hereto as follows:

Section 4.1 Organization and Good Standing; Charter Documents.

(a) Each of the Company and its Subsidiaries (i) is a corporation or other legal entity, duly organized, validly existing and in good standing (or equivalent status) under the Laws of its jurisdiction of incorporation or formation, except where any failure to be so organized, existing or in good standing (or equivalent status) would not reasonably be expected to have a Company Material Adverse Effect, (ii) has full corporate or similar power and authority to own, lease and operate its properties and assets and to conduct its business as presently conducted, except where any failure to have such power or authority, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, and (iii) is duly qualified or licensed to do business as a foreign corporation and is in good standing (or equivalent status) in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed reasonably would not be expected to have a Company Material Adverse Effect.

(b) The most recently filed copies of the Company Articles of Incorporation and Company Bylaws included in the Filed SEC Documents are complete and correct copies thereof as in effect on the date hereof. The Company is not in violation of any of the provisions of the Company Articles of Incorporation or the Company Bylaws and will not be in violation of any of the provisions of the Company Articles of Incorporation or Company Bylaws.

Section 4.2 Authority for Agreement. The Company has all necessary corporate power and authority to execute and deliver this Agreement and, subject to receipt of the Company Required Vote, to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by this Agreement. The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company of the Merger and the other transactions contemplated by this Agreement, have been duly authorized by all necessary corporate action other than, as applicable, the Company Required Vote. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited against the Company by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and any implied covenant of good faith and fair dealing, or remedies in general, as from time to time in effect, or (ii) the exercise by courts of equity powers.

Section 4.3 Capitalization.

(a) The authorized capital stock of the Company consists of 45,000,000 Company Common Shares, 15,000,000 shares of Class B Common Stock, par value $.00067 per share (“Class B Common Stock”), and 30,000,000 shares of Preferred Stock, par value $0.001 per share. As of the date hereof there are 16,494,277.36 Company Common Shares issued and outstanding (of which 8,676,047.76 Company Common Shares are held of record pursuant to the Company ESOP/401(k) Plan); no shares of Class B Common Stock and Preferred Stock are issued and outstanding; no Company Common Shares, no shares of Class B Common Stock and no shares of preferred stock are held in the Company’s treasury and none of any such shares are held by a Subsidiary of the Company. Except as set forth in the preceding sentence, there are no outstanding shares of capital stock of or other voting securities or ownership interests in the Company as of the date hereof. After the date hereof and prior to the Effective Time, no further shares of capital stock of or other voting securities or ownership interests in the Company will be issued and outstanding except for the issuance of not more than 78,765.35 Company Common Shares resulting from rights pursuant to the Company ESPP. All outstanding Company Common Shares are duly authorized and validly issued, fully paid and nonassessable, and not subject to any preemptive rights. Section 4.3(a) of the Company Disclosure Letter contains a complete and correct list of each outstanding restricted Company Common Share, including the holder, date of grant and vesting schedule.

(b) As of the date hereof (i) no Company Stock Options are outstanding pursuant to the Company Stock Plans, and (ii) assuming that Company ESPP participants maintain their elected payroll deductions as of the date hereof during the current Offering Period, the maximum number of Company Common Shares (taking into account the number of Company Common Shares authorized and reserved for issuance under the Company ESPP and the amendment thereto contemplated by Section 2.9) that can be issued under the Company ESPP during the current Offering Period and prior to the Effective Date is 78,765.35. Section 4.3(b) of the Company Disclosure Letter contains a complete and correct list as of the date hereof of each Company ESPP purchase right, including, as applicable, the holder and the accumulated contributions thereof as of the date specified in such list. Except as set forth above in this Section 4.3(b), as of the date of this Agreement, there are no Company Stock Rights.

(c) There are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Shares or Company Stock Rights, to issue, grant or award any Company Stock Rights or Company Common Shares or to pay any dividend or make any other distribution in respect thereof. Other than pursuant to the Company ESOP/401(k) Plan, there are no voting trusts or other agreements or understandings to which the Company is a party with respect to the voting of capital stock of the Company.

Section 4.4 Company Affiliates.

(a) A true and complete list of all the Subsidiaries of the Company is set forth in Section 4.4(a) of the Company Disclosure Letter. Except for the Consolidated Entities: (i) the Company is the direct or indirect owner of all outstanding shares of capital stock of each Subsidiary of the Company and all such shares are duly authorized, validly issued, fully paid and nonassessable, (ii) all of the outstanding shares of capital stock of each Subsidiary of the Company are owned by the Company free and clear of all Encumbrances, (iii) there are no outstanding Subsidiary Stock Rights, (iv) there are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of any Subsidiary of the Company or any Subsidiary Stock Rights or to pay any dividend or make any other distribution in respect thereof and (v) other than as set forth in Section 4.4(a) of the Company Disclosure Letter, the Company does not own, directly or indirectly, any capital stock or other equity or voting interests of any Person other than the capital stock of its Subsidiaries.

(b) Section 4.4(b) of the Company Disclosure Letter sets forth a true and complete list of all joint ventures in which the Company or any of its Subsidiaries participate. Neither the Company nor any of its Subsidiaries is in breach, and to the Knowledge of the Company no other party thereto is in breach, of any agreement governing a joint venture (“Joint Venture Agreement”). Neither the Company nor any of its Subsidiaries has given notice to or received notice from any Person relating to any alleged or potential breach of a Joint Venture Agreement that has not been cured. No event has occurred that, with or without the giving of notice or lapse of time (or both) might result in a breach of a Joint Venture Agreement by the Company or any of its Subsidiaries, or give any Person the right (i) to declare a breach or obtain any remedy thereunder, (ii) to accelerate the maturity, performance or payment of any obligation of the Company or any of its Subsidiaries thereunder, (iii) to make operative any provision that varies the rights or obligations of the Company or any of its Subsidiaries from those that would apply if the event had not occurred, (iv) to cancel, terminate or modify the Joint Venture Agreement, or (v) to demand a material capital contribution or indemnity payment pursuant to the terms of the Joint Venture Agreement.

(c) The Consolidated Entity Agreements are in full force and effect, have not been amended and no party is in violation of the terms thereof.

Section 4.5 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company, and subject to the approval of this Agreement by the Company Required Vote, the consummation of the Merger, and the other transactions contemplated by this Agreement will not, (i) conflict with or violate any provision of the Company Articles of Incorporation or Company Bylaws, or the equivalent charter documents of any Subsidiary of the Company, (ii) assuming that all consents, approvals and authorizations contemplated by subsections (i) through (iv) of Section 4.5(b) below have been obtained, and all filings described therein have been made, conflict with or violate any Law applicable to the Company or its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, (iii) require any consent or other action by any Person under, result in a breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to others (immediately or with notice or lapse of time or both) any right of termination, amendment, acceleration or cancellation of, result (immediately or with notice or lapse of time or both) in triggering any payment or other obligations under, result in the loss of any right or benefit to which the Company or any of its Subsidiaries is entitled under any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation or authorization to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries, or any property or asset of the Company or any of its Subsidiaries, is bound or affected or (iv) result (immediately or with notice or lapse of time or both) in the creation of an Encumbrance on any property or asset of the Company or its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above for any such conflicts, violations, breaches, defaults or other occurrences that would not reasonably be expected to have a Company Material Adverse Effect.

(b) The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company and the consummation of the Merger and the other transactions contemplated by this Agreement will not, require any action, consent, approval, authorization or permit of, or filing with or notification to, or registration or qualification with, any Governmental Entity, except for applicable requirements, if any, of (i) the Securities Act, the Exchange Act, state securities laws or “blue sky” laws, (ii) the HSR Act, (iii) filing of the Articles of Merger, as required by the FBCA, and (iv) such other consents, approvals, authorizations, permits, filings and notifications that would not reasonably be expected to prevent or delay the Company from performing its obligations hereunder or have a Company Material Adverse Effect.

Section 4.6 Compliance. The Company and its Subsidiaries hold all Company Permits and are in compliance with the terms of such Company Permits, except where the failure to hold or be in compliance with such Company Permits would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor its Subsidiaries are in violation of any Law or Order. Other than as set forth in Section 4.6 of the Company Disclosure Letter, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries or their respective businesses is pending or, to the Knowledge of the Company, threatened.

Section 4.7 Litigation.

(a) There is no claim, suit, action, proceeding, investigation or arbitration pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or their respective directors, officers or employees in their capacities as such, or, to the Knowledge of the Company, any other Person for whom the Company or any of its Subsidiaries may be liable, which, if determined adversely, would reasonably be expected to have a Company Material Adverse Effect.

(b) There is no Order outstanding against the Company or any of its Subsidiaries or their respective businesses that would reasonably be expected to have a Company Material Adverse Effect.

(c) Other than as disclosed in Section 4.7(c) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries have received or been the subject of a notice of debarment or suspension, or any proceeding relating thereto, or other disqualification to bid on and perform work for a federal, state, foreign or local Governmental Entity.

(d) To the Knowledge of the Company, the Company has fully disclosed to the Parent all information that would be material to a purchaser's assessment of the FCPA Investigation or that has been prepared or gathered in connection with the FCPA Investigation that could reasonably be expected to have a Company Material Adverse Effect.

Section 4.8 Company Reports; Financial Statements.

(a) The Company has filed all Company Reports with the SEC. Each Company Report complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, each as in effect on the date so filed. None of the Company Reports (including any financial statements or schedules included or incorporated by reference therein) contained when filed (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of mailing, respectively) any untrue statement of a material fact or omitted or omits or will omit, as the case may be, to state a material fact required to be stated or incorporated by reference therein or necessary to make the statements therein, in the light of the circumstances under which they were or are made, not misleading.

(b) The Company has made available (including via the SEC’s EDGAR system, as applicable) to Parent all of the Company Financial Statements. Each of the Company Financial Statements (including, in each case, any related notes thereto), as of their respective dates of filing with the SEC: (i) comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for quarterly reports); and (iii) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries and the consolidated results of the Company’s operations and cash flows as at the dates and for the periods indicated therein, subject, in the case of unaudited interim financial statements, to normal and recurring year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC.

(c) There are no Liabilities of the Company or any of its Subsidiaries that are required to be reflected in a consolidated balance sheet of the Company, other than (i) Liabilities disclosed and provided for in the Company Financial Statements or in the notes thereto or in the Company Reports, (ii) Liabilities incurred on behalf of the Company in connection with the transactions contemplated by this Agreement and (iii) Liabilities, incurred in the ordinary course of business since March 31, 2010.

(d) Since October 1, 2004, other than as set forth in Section 4.8(d) of the Company Disclosure Letter, the Company has been and is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

(e) Other than as set forth in Section 4.8(e) of the Company Disclosure Letter, the Company has established and maintains disclosure controls and procedures and internal controls over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act.

(f) The Company has disclosed to the Company’s auditors and the audit committee of the Company Board, based on its most recent evaluation prior to the date hereof, and to Parent, (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(g) As of the date hereof and since the date of the Company Balance Sheet, the Company has not identified any outstanding material weaknesses in the design or operation of its internal control over financial reporting.

Section 4.9 Absence of Certain Changes or Events. Since September 30, 2009 through the date hereof, except as contemplated by this Agreement or the Company Reports, the Company and its Subsidiaries have conducted their businesses in the ordinary course consistent with past practice. There has not been, with respect to either the Company or any of its Subsidiaries, (i) any action taken after the date of the most recent balance sheet contained in the Company Financial Statements available prior to the date of this Agreement, other than the 3 for 1 stock split disclosed in the Company’s Form 8-K dated April 12, 2010, that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 6.1(b) (other than subsections (iv) (only as such subsection relates to the issuance of Shares under the Company ESPP), (viii) or (ix) thereof), or (ii) except as set forth in the Company Reports, since September 30, 2009 to the Company’s Knowledge any event, occurrence, development or state of circumstances or facts that has had or reasonably would be expected to have a Company Material Adverse Effect.

Section 4.10 Taxes.

(a) Except as set forth in Section 4.10 of the Company Disclosure Letter, the Company and each of its Subsidiaries:

(i) have timely filed or caused to be filed all Tax Returns required to be filed by it with the appropriate Governmental Entity in all jurisdictions in which it was required to file Tax Returns, and all such Tax Returns were complete and correct in all material respects;

(ii) have timely paid or caused to be paid all Taxes required to be paid by it and have made adequate provision in the Company Financial Statements (in accordance with GAAP) for all obligations for Taxes not yet due and payable;

(iii) have not requested or caused to be requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed;

(iv) have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid to any employee, creditor, stockholder or other third party. The Company and each of its Subsidiaries’ records contain all information and documents (including IRS Forms W-9) necessary to comply with all applicable Tax information reporting and tax withholding requirements; and

(v) the books and records of the Company and each of its Subsidiaries fully and properly reflect all liabilities for Taxes for all periods after the date of the Company Balance Sheet. The Company and its Subsidiaries are in compliance with the requirements of FIN 48 and their Tax accrual workpapers explain and support all amounts provided and positions taken with respect to FIN 48.

(b) The Company has made available to Parent complete and correct copies of all U.S. federal income Tax Returns and material state income or franchise Tax Returns filed by or on behalf of the Company or any of its Subsidiaries for all taxable periods ending on or after September 30, 2006.

(c) There are no pending Tax audits relating to the Company or any of its Subsidiaries, and no waivers of statutes of limitations have been given or requested by the Company or any of its Subsidiaries, that are currently outstanding.

(d) No Encumbrances for Taxes have been filed against the Company or any of its Subsidiaries, except for Encumbrances for Taxes not yet due or payable for which adequate reserves have been provided in the latest balance sheet of the Company.

(e) There are no unresolved deficiencies for or additions to Taxes that have been proposed, asserted or assessed in writing against the Company or any of its Subsidiaries other than pending appeals of assessments for real estate taxes involving not more than $1,000,000 in the aggregate.

(f) Neither the Company nor any of its Subsidiaries has received any written notice that remains outstanding from a Governmental Entity in any jurisdiction in which neither the Company nor any of its Subsidiaries files Tax Returns asserting that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction.

(g) There are no agreements relating to the allocation or sharing of Taxes to which the Company or any of its Subsidiaries is a party. Other than with respect to its Subsidiaries, the Company has no liability for the Taxes of any Person under Treasury regulation section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise.

(h) Since September 30, 2006, neither the Company nor any of its Subsidiaries has entered into any closing agreement pursuant to Section 7121 of the Code or any similar provision of any state, local or foreign law.

(i) For the two years preceding the Closing Date, neither the Company nor any of its Subsidiaries has distributed to its stockholders or security holders stock or securities of a controlled corporation in a transaction to which Section 355(a) of the Code applies nor has any stock or securities of the Company or any of its Subsidiaries been distributed in such a transaction and neither the Company nor any of its Subsidiaries was or will be a controlled corporation or a distributing corporation in respect of a distribution to which Section 355(e) of the Code could apply by reason of the acquisition of the Company’s shares pursuant to this agreement.

(j) Neither the Company nor any of its Subsidiaries is required to include in income any amount from an adjustment pursuant to Section 481 of the Code or the regulations thereunder or any similar provision of state Law.

(k) The income Tax Returns of the Company and its Subsidiaries, copies of which have been provided to Parent, accurately set forth the amounts of all losses and Tax credits available to be carried forward, and none of such losses or credits is subject to any limitation under Section 382 or 383 of the Code or any other provision of federal, state or foreign applicable law, except as limited as a result of the Closing of this Agreement.

(l) Neither the Company nor any of its Subsidiaries is, or has been during the last five years, a “United States real property holding corporation” within the meaning of Section 897 of the Code.

(m) Neither the Company nor any of its Subsidiaries has engaged in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) or any predecessor regulation, and the Company and each of its Subsidiaries has properly disclosed in its federal income Tax Returns all “reportable transactions” within the meaning of Treasury Regulations § 1.6011-4(b)(1), any predecessor regulation, or any similar provision of state or foreign Law.

Section 4.11 Properties.

(a) Item 2 of the Company’s Annual Report on Form 10-K for the year ended September 30, 2009 sets forth a true and correct summary of the material real properties owned by the Company or any of its Subsidiaries (“Owned Real Property”) or otherwise used by the Company or any of its Subsidiaries in connection with the operation of their businesses as presently conducted.

(b) Section 4.11(b) of the Company Disclosure Letter sets forth a complete list of all leases or licenses pursuant to which the Company and its Subsidiaries leases or licenses any real property (the “Leases”). Except as would not, individually or in the aggregate, have a Material Adverse Effect: (i) each Lease is a valid and binding obligation on the Company and each of its Subsidiaries party thereto and, to the Knowledge of the Company, each other party thereto and is in full force and effect; (ii) there is no breach or default under any Lease by the Company or any of its subsidiaries or, to the Knowledge of the Company, any other party thereto; (iii) no event has occurred that with or without the lapse of time or the giving of notice or both would constitute a breach or default under any Lease by the Company or any of its subsidiaries or, to the Knowledge of the Company, any other party thereto; (iv) the Company or one of its subsidiaries that is either the tenant or licensee named under the Lease has a good and valid leasehold interest in each parcel of real property which is subject to a Lease and is in possession of the properties purported to be leased or licensed thereunder; (v) no landlord under any Lease has given notice of termination or non-renewal; and (vi) none of the properties under the Leases have gone dark or are otherwise vacant.

(c) Either the Company or a Subsidiary of the Company has good title to, or a valid leasehold interest in, easement or right to use, all of its properties, rights and assets, whether real or personal, tangible or intangible (collectively, the “Assets”), in each case free and clear of all Encumbrances, except for Permitted Encumbrances.

(d) The Assets comprise all of the assets, properties and rights of every type and description, whether real or personal, tangible or intangible, used to conduct the Business and are adequate to conduct the ordinary course of business of the Company and its Subsidiaries as presently conducted subject, however to the acquisition of such assets or properties as may be required in the ordinary course of business or pursuant to capital expenditures as permitted by or pursuant to Section 6.1(b).

Section 4.12 Related Party Transactions. Other than as set forth in Section 4.12 of the Company Disclosure Letter or as disclosed in the Company Reports, there are no transactions, or series of similar transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions, or series of similar transactions, agreements, arrangements or understandings to which the Company or any of its Subsidiaries was or is to be a party, that as of the date of this Agreement would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Exchange Act (“Related Party Transactions”).

Section 4.13 Employment Matters.

(a) Section 4.13(a) of the Company Disclosure Letter sets forth a true and complete list of each Company Benefit Plan. The Company has not been notified that any Company Benefit Plan is undergoing an audit or is the subject of an investigation by the IRS, the United States Department of Labor or any other Governmental Entity.

(b) In respect of each Company Benefit Plan, a complete and correct copy of each of the following documents has been made available to Parent: (i) the most recent plan documents (or, if a plan is not written, a written description thereof) or written agreement thereof, and all amendments thereto and all related trust or other funding vehicles with respect to each such Company Benefit Plan; (ii) the most recent summary plan description, and all related summaries of material modifications thereto; (iii) the most recent Form 5500 (including schedules and attachments), financial statements and actuarial reports for the past three years; and (iv) the most recent IRS determination letter and any pending determination letter application.

(c) Neither the Company nor any entity treated as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Code maintains or is required to contribute to any Employee Benefit Plan that (i) is a “multiemployer plan” as defined in Section 3(37) of ERISA, (ii) is subject to the funding requirements of Section 412 of the Code or Section 302 or Title IV of ERISA, (iii) provides for post-retirement medical, life insurance or other welfare-type benefits (other than as required by Part 6 of Subtitle B of Title I of ERISA or Section 4980B of the Code or under a similar state law), or (iv) is a “defined benefit plan” (as defined in Section 414 of the Code), whether or not subject to the Code or ERISA.

(d) The Company Benefit Plans and their related trusts intended to qualify under Sections 401 and 501(a) of the Code are subject to current favorable determination letters from the IRS and, to the Knowledge of the Company, nothing has occurred that is reasonably likely to result in the revocation of such letter or adversely affect the qualification of such plan under Sections 401 and 501(a) of the Code.

(e) The Company Benefit Plans have been maintained and administered in all material respects in accordance with their terms and applicable Laws.

(f) There is no Contract, plan or arrangement (written or otherwise) covering any current or former employee, director or contractor of the Company or any of its Subsidiaries that, individually or collectively, would entitle any such person to any severance or other payment or benefit as a result of the transactions contemplated hereby (either alone or in conjunction with another event such as termination of employment or service) (i) that would not be deductible pursuant to the terms of Section 280G of the Code or (ii) that would not be deductible pursuant to the terms of Section 162(m) of the Code.

(g) All contributions (including all employer contributions and employee salary reduction contributions) and premium payments that are due have been timely made with respect to each Company Benefit Plan or have been recorded on the financial statements or records of the Company or its Subsidiaries.

(h) There are no suits, actions, disputes, claims (other than routine claims for benefits), arbitrations, administrative or other proceedings pending or, to the Knowledge of the Company, threatened, anticipated or expected to be asserted with respect to any Company Benefit Plan.

(i) Other than with respect to Company Restricted Shares, the consummation of the transactions contemplated by this Agreement (either alone or in conjunction with another event such as termination of employment or service) will not (i) entitle any current or former employee, officer or director of the Company or any of its Subsidiaries to any stay or retention payment or to any severance pay, unemployment compensation or any other similar termination payment, or (ii) accelerate the time of payment or vesting of, or increase the amount of or otherwise enhance, any benefit due any such employee, officer or director.

(j) Neither the Company nor any of its Subsidiaries are party to any employment agreements not terminable at will, severance agreements, separation agreements, change in control agreements, or agreements providing for post-retirement benefits, other than pursuant to the Key Employee Contribution Plan and the Key Employee Retention Program.

Section 4.14 Labor Relations.

(a) There is no labor strike, dispute, slowdown, stoppage or lockout actually pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries and, since October 1, 2004, there has not been any such action. Neither the Company nor any of its Subsidiaries are party to any collective bargaining agreements or similar labor agreements with any labor organization, work council or trade union with respect to any of its or their operations. None of the employees of the Company or any Subsidiary are represented by a labor organization, work council or trade union and, to the Knowledge of the Company, there is no organizing activity, election petition, union card signing or other union activity or union corporate campaigns of or by any labor organization, trade union or work council directed at the Company or any of its Subsidiaries, or any of its or their employees. The Company and its Subsidiaries are, and have at all times been, in compliance with all applicable Laws respecting employment and employment practices, terms and conditions of employment, equal opportunity, nondiscrimination, immigration, labor, wages, hours of work and occupational safety and health, and are not engaged in any unfair labor practices as defined in the National Labor Relations Act or other applicable Law. The Company has not received any written notice that any Governmental Entity responsible for the enforcement of labor or employment Laws intends to conduct an investigation with respect to or relating to the Company and its Subsidiaries and, to the Knowledge of the Company, no such investigation is in progress.

(b) Since October 1, 2008, the Company and its Subsidiaries have not effectuated (i) a “plant closing” as defined in the Worker Adjustment and Retraining Notification Act of 1988 (the “WARN Act”) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any Subsidiary, or (ii) a “mass layoff” as defined in the WARN Act affecting any site of employment or facility of the Company or any of its Subsidiaries. Since October 1, 2008, neither the Company nor any of its Subsidiaries have been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any Law similar to the WARN Act.

Section 4.15 Intellectual Property

(a) The Company or a Subsidiary of the Company owns, or is licensed or otherwise has the right to use, free and clear of all Encumbrances other than Permitted Encumbrances, all intellectual property of any type, registered or unregistered, including all patents, patent applications, trademarks, trademark applications, trade names, service marks, service mark applications, domain name registrations and registered copyrights and applications therefor (collectively, “Intellectual Property Rights”) that, in each case, are necessary for the conduct of the business of the Company and its Subsidiaries, in all material respects, as presently conducted.

Section 4.15(a) of the Company Disclosure Letter sets forth (i) Intellectual Property Rights of the Company and its Subsidiaries that have been registered or applied for with any Governmental Entity and any Internet domain name registrars, and (ii) all material unregistered trademarks and copyrights. To the Knowledge of the Company, the conduct of the business of the Company and its Subsidiaries as currently conducted does not infringe, misappropriate or otherwise violate any Intellectual Property Rights of any Person. Other than as set forth in Section 4.15(a) of the Company Disclosure Letter, no claims are pending or, to the Knowledge of the Company, threatened, that the Company or any of its Subsidiaries is infringing the rights of any Person with regard to any Intellectual Property Right, except for such infringements, misappropriations, violations and claims which have not had and reasonably would not be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, as of the date of this Agreement, no Person is infringing the rights of the Company or any of its Subsidiaries with respect to any Intellectual Property Right, in a manner that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) The Company and its Subsidiaries own all right, title and interest in and to all material Intellectual Property Rights created by any present or former employee in the course of his or her employment with the Company or its Subsidiaries, as the case may be.

(c) To the Knowledge of the Company: (i) all computer software used internally by the Company and its Subsidiaries is owned by the Company or the relevant Subsidiary or used pursuant to a license or other lawful right to use it; and (ii) the computer software and other information technology used to operate the business have not suffered any material error, breakdown, failure or security breach in the last twelve months which has caused disruption or damage to the business of any of the Company or its Subsidiaries, except in the case of clause (ii), as would not, individually or in the aggregate, have a Material Adverse Effect.

Section 4.16 Insurance Policies. Section 4.16 of the Company Disclosure Letter sets forth a materially complete listing of all policies of insurance maintained with respect to the business and assets of the Company and its Subsidiaries. Except as would not reasonably be expected to have a Company Material Adverse Effect, (i) all insurance policies with respect to the business and assets of the Company and its Subsidiaries are in full force and effect and the Company will use commercially reasonable efforts to cause such insurance policies to be maintained by the Company and its Subsidiaries in full force and effect as they apply to any matter, action or event relating to the Company or its Subsidiaries occurring through the Effective Time, (ii) neither the Company nor any of its Subsidiaries is in material breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a material breach or default, or permit termination or modification of, any of such insurance policies, and (iii) no notice of cancellation or termination has been received with respect to any such policy, other than such notices which are received in the ordinary course of business.

Section 4.17 Brokers. No broker, finder or investment banker (other than the Company Financial Advisor) is entitled to any brokerage, finder’s or other fee or commission in connection with this Agreement, the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company, its Subsidiaries or any of their respective directors, officers or employees. The Company Financial Advisor has provided to the Parent a letter setting forth the maximum consideration payable to the Company Financial Advisor with respect to this Agreement, the Merger or the other transactions contemplated by this Agreement.

Section 4.18 Company Financial Advisor Opinion. The Company Financial Advisor has delivered to the Company Board its opinion, dated on or about the date of this Agreement, to the effect that, as of the date of such opinion, the Merger Consideration to be received by the holders (other than Parent and its Affiliates) of Company Common Shares pursuant to this Agreement is fair, from a financial point of view, to such holders. As of the date of this Agreement, no such opinion has been withdrawn, revoked or modified.

Section 4.19 Proxy Statement. The Proxy Statement will, when filed, comply as to form in all material respects with the applicable requirements of the Exchange Act. The Proxy Statement, at the date the Proxy

Statement is first provided to the Company Shareholders, and at the time of the Company Shareholders Meeting, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Effective Time any event with respect to the Company or any of its Subsidiaries shall occur which is required to be described in the Proxy Statement, such event shall be so described, and an amendment or supplement shall be filed with the SEC and, if required by law, disseminated to the Company Shareholders. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to any information supplied by Parent or Merger Sub that is contained in the Proxy Statement.

Section 4.20 [Reserved].

Section 4.21 Environmental Matters. (i) No notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no investigation, action, claim, suit, proceeding or review (or any basis therefor) is pending or, to the Knowledge of the Company, is threatened by any Governmental Entity or other Person relating to the Company or any Subsidiary and relating to or arising out of any Environmental Law; (ii) the Company and its Subsidiaries are in compliance with all Environmental Laws and all Environmental Permits; (iii) there are no Liabilities of the Company or any of its Subsidiaries arising under or relating to any Environmental Law or any Hazardous Substance not reflected in the Company Financial Statements and there is no condition, occurrence, situation or set of circumstances, including, without limitation, the release of any Hazardous Substance, that reasonably would be expected to result in or be the basis for any such Liabilities; (iv) the Company is not obligated to conduct or pay for, and is not conducting or paying for, any response or corrective action under any Environmental Law at any location; and (v) the Company is not party to any order, judgment or decree that imposes any obligations under any Environmental Law.

Section 4.22 Anti-Takeover Provisions. The approval of the Company Board of this Agreement, the Merger and the other transactions contemplated by this Agreement represents all the action necessary to render inapplicable to this Agreement, the Merger and the other transactions contemplated by this Agreement, any “fair price”, “moratorium”, “control share acquisition”, “business combination” or other similar antitakeover statute or regulation (including Sections 607.0901 and 607.0902 of the FBCA) enacted under state or federal laws in the United States applicable to the Company.

Section 4.23 Contracts. Except for this Agreement or Contracts filed as an exhibit to the Filed SEC Documents, there are no (i) Contracts that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K, (ii) Leases that, individually, are material to the operation of the Company’s business (“Material Leases”), (iii) Contracts containing restrictions on the right of the Company or any of its Subsidiaries to engage in activities competitive with any Person or to solicit suppliers anywhere in the world (“Restrictive Agreements”), (iv) “requirements” or similar agreements under which the Company or any of its Subsidiaries has agreed to procure goods or services exclusively from any Person (“Requirements Agreements”), or (v) broker, sponsor, agency or similar Contracts pursuant to which a third party makes introductions or acts as a local representative of the Company or any of its Subsidiaries outside of the United States (“Agency Agreements”). Each such Company material contract, Contract filed as an exhibit to the Filed SEC Documents, Material Lease, Restrictive Agreement, Requirements Agreement, and Agency Agreement (the “Company Material Contracts”) is valid and binding on the Company or its Subsidiary party thereto and, to the Knowledge of the Company, each other party thereto, and is in full force and effect. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any third party (A) is in violation or default under any Company Material Contract, or (B) has received notice of any asserted violation or default by the Company or its Subsidiary party thereto under any Company Material Contract, which in any case would have a Company Material Adverse Effect.

Section 4.24 No Other Representation or Warranty. Except for the representations and warranties contained in Article V below, or in any certificates delivered by the Parent or Merger Sub in connection with the Closing, the Company acknowledges that none of Parent, Merger Sub or any Person on behalf of Parent or Merger Sub makes any other express or implied representation or warranty with respect to Parent or Merger Sub or with respect to any other information provided or made available to the Company in connection with the transactions contemplated by this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Except as set forth in the Parent Disclosure Letter delivered by the Parent to the Company concurrently with the execution of this Agreement (it being understood that any information set forth in one section or subsection of the Parent Disclosure Letter shall be deemed to apply to and qualify the Section or subsection of this Agreement to which it corresponds in number and each other Section or subsection of this Agreement to which the relevance of such information is reasonably apparent from the face thereof), Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

Section 5.1 Organization and Good Standing. Each of Parent and its Subsidiaries, including Merger Sub, (i) is a corporation or other legal entity, duly organized, validly existing and in good standing (or equivalent legal status) under the Laws of its jurisdiction of incorporation or formation, except where any failure to be so organized, existing or in good standing (or equivalent legal status) would not reasonably be expected to have a Parent Material Adverse Effect, (ii) has full corporate (or similar) power and authority and all necessary governmental approvals to own, lease and operate its properties and assets and to conduct its business as presently conducted, except where any failure to have such power or authority would not reasonably be expected to have a Parent Material Adverse Effect, and (iii) is duly qualified or licensed to do business as a foreign corporation and is in good standing (or equivalent legal status) in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except where the failure to be so qualified or licensed would not reasonably be expected to have a Parent Material Adverse Effect.

Section 5.2 Authority for Agreement. Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the Merger and the other transactions contemplated by this Agreement. The execution, delivery and performance by Parent and Merger Sub of this Agreement, and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated by this Agreement, have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Parent or Merger Sub, and no votes or approvals of any class or series of capital stock of Parent or Merger Sub, are necessary to authorize this Agreement or to consummate the Merger or the other transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Parent and Merger Sub enforceable against Parent and Merger Sub in accordance with its terms, except as enforcement thereof may be limited against Parent or Merger Sub by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and any implied covenant of good faith and fair dealing, or remedies in general, as from time to time in effect, or (ii) the exercise by courts of equity powers.

Section 5.3 No Conflict; Required Filings and Consents.

(a) The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub and the consummation of the Merger and the other transactions contemplated by this Agreement will not, (i) conflict with or violate Parent’s certificate of incorporation or the Parent Bylaws, or the equivalent charter documents of Merger Sub, (ii) assuming that all consents, approvals and authorizations contemplated by Section 5.3(b) below have been obtained, and all filings described therein have been made, conflict with or violate any Law applicable to Parent or its Subsidiaries or by which any material property or asset of Parent or any of its Subsidiaries is bound or affected, (iii) require any consent or other action by any Person under, result in a breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to others (immediately or with notice or lapse of time or both) any right of termination, amendment, acceleration or cancellation of, result (immediately or with notice or lapse of time or both) in triggering any payment or other obligations pursuant to, or result in the loss of any right or benefit to which Parent or any of its Subsidiaries is entitled under, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent or any of its Subsidiaries is a party or by which Parent or any of its Subsidiaries, or any material property or asset of Parent or any of its Subsidiaries, is bound or affected or (iv) result (immediately or with notice or lapse of time or both) in the creation of an Encumbrance on any material property or asset of Parent or its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above for any such conflicts, violations, breaches, defaults or other occurrences that would not reasonably be expected to have a Parent Material Adverse Effect.

(b) The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub will not, require Parent or Merger Sub to obtain any consent, approval, authorization or permit of, or make filing with or notification to, or make registration or qualification with, any Governmental Entity, except for applicable requirements, if any, of the Securities Act, the Exchange Act, or state securities laws or “blue sky” laws, the HSR Act, and filing and recordation of the Articles of Merger, as required by the FBCA, and such other items required by reason of the participation of the Company in the transactions contemplated hereby.

Section 5.4 Compliance. Neither Parent nor its Subsidiaries, including Merger Sub, is in violation of any Law or Order that could reasonably be expected to have a Parent Material Adverse Effect. No investigation or review by any Governmental Entity with respect to Parent or any of its Subsidiaries or their respective businesses is pending or, to the Knowledge of Parent, threatened that could reasonably be expected to have a Parent Material Adverse Effect.

Section 5.5 Litigation.

(a) There is no claim, suit, action, proceeding, investigation or arbitration pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries, including Merger Sub, which, if determined adversely, would reasonably be expected to have a Parent Material Adverse Effect.

(b) There is no Order outstanding against Parent or any of its Subsidiaries, including Merger Sub, or their respective businesses that would reasonably be expected to have a Parent Material Adverse Effect.

Section 5.6 Financing. Parent has or will have and will cause Merger Sub to have, prior to the Effective Time, sufficient funds to pay the aggregate Merger Consideration contemplated by this Agreement and to perform the other obligations of Parent and Merger Sub contemplated by this Agreement. Section 5.6 of the Parent Disclosure Letter sets forth the cash resources, or plans to obtain cash resources, of Parent that Parent intends to use to pay the aggregate Merger Consideration contemplated by this Agreement and to perform the other obligations of Parent and Merger Sub contemplated by this Agreement.

Section 5.7 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with this Agreement, the Merger or the other transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Merger Sub or any of their respective directors, officers or employees, for which the Company may become liable.

Section 5.8 Interim Operations of Merger Sub. Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, and Merger Sub has, and immediately prior to the Effective Time will have, engaged in no business or incurred any liabilities or obligations other than in connection with the transactions contemplated by this Agreement.

Section 5.9 Proxy Statement; Other Filings. The information supplied by Parent or Merger Sub about Parent or Merger Sub for inclusion in the Proxy Statement to be sent to the Company Shareholders in connection with the Company Shareholders Meeting, at the date the Proxy Statement is first provided to the Company Shareholders, and at the time of the Company Shareholders Meeting, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any information so provided by Parent or Merger Sub that subsequently changes or becomes incomplete or incorrect to the extent such changes or failure to be complete or correct are promptly disclosed to the Company and to the further extent that Parent and Merger Sub reasonably cooperate with the Company in preparing, filing or disseminating updated information to the extent required by Law. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to any information supplied by the Company that is contained in the Proxy Statement.

Section 5.10 Solvency of the Surviving Corporation Following Merger. Immediately following the Effective Time and after giving effect to the Merger, the Surviving Corporation and each of its Subsidiaries will not: (i) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair market value of its assets or because the fair saleable value of its assets is less than the amount required to pay its probable liability on its existing debts as they mature); (ii) have unreasonably small capital with which to engage in its business; or (iii) have incurred debts beyond its ability to pay them as they become due.

Section 5.11 No Other Representation or Warranty. Except for the representations and warranties contained in Article IV above, as qualified by the Company Disclosure Letter, or in any certificates delivered by the Company in connection with the Closing, each of Parent and Merger Sub acknowledges that neither the Company nor any Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided or made available to Parent or Merger Sub in connection with the transactions contemplated by this Agreement. Neither the Company nor any other Person will have or be subject to any liability or indemnification obligation, except with respect to actual, and not constructive, fraud, to Parent, or Merger Sub or any other Person resulting from the distribution to Parent or Merger Sub, or Parent’s or Merger Sub’s use of, any such information, including any information, documents, projections, forecasts or other material made available to Parent or Merger Sub in certain “data rooms” or management presentations in expectation of the transactions contemplated by this Agreement, unless and then only to the extent that any such information is expressly included in a representation or warranty contained in Article IV above, as qualified as so stated in such Article IV, or in a certificate delivered by the Company in connection with the Closing.

ARTICLE VI

COVENANTS

Section 6.1 Conduct of Business by the Company Pending the Merger.

(a) The Company covenants and agrees that between the date of this Agreement and the Effective Time, unless Parent shall otherwise agree in writing (and except as set forth in Section 6.1 of the Company Disclosure Letter or as otherwise expressly contemplated, permitted or required by this Agreement), the Company shall and shall cause each of its Subsidiaries (or in the case of the Consolidated Entities, use its commercially reasonable efforts to cause each of the Consolidated Entities) to use commercially reasonable efforts to, (i) maintain its existence in good standing under applicable Law, (ii) subject to the restrictions and exceptions set forth in Section 6.1(b) or elsewhere in this Agreement, conduct its business and operations in the ordinary and usual course of business and in a manner consistent with prior practice, and (iii) use commercially reasonable efforts to preserve substantially intact its business organizations, to keep available the services of its current officers and employees and to preserve the current relationships of the Company and its Subsidiaries with customers, suppliers, distributors, lessees and other Persons with which the Company or any of its Subsidiaries has business relations that are material to the Company, except for relationships the Company determines not to preserve in accordance with prudent business judgment.

(b) Without limiting the foregoing, the Company covenants and agrees that between the date of this Agreement and the Effective Time, the Company shall not and shall cause each of its Subsidiaries not (or in the case of the Consolidated Entities, use its commercially reasonable efforts to cause each of the Consolidated Entities not) to (except as expressly contemplated, permitted or required by this Agreement, as set forth on the applicable subsection of Section 6.1(b) of the Company Disclosure Letter or with the prior written approval of Parent, such approval shall be in the sole discretion of Parent in the case of actions prohibited by subsections (i), (ii), (iv), (vi), (viii) and (xvi)(t) and not be unreasonably withheld or delayed with respect to those actions prohibited by the remaining subsections):

(i) declare, set aside, make or pay any dividends or other distributions (whether in cash, stock or property) in respect of any of its or its Subsidiaries’ capital stock, except for dividends in the ordinary course of business consistent with past practice paid by a Subsidiary of the Company to the Company or a wholly owned Subsidiary;

(ii) adjust, split, combine or reclassify any of its capital stock or that of its Subsidiaries or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or that of its Subsidiaries;

(iii) repurchase, redeem or otherwise acquire or offer to repurchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock or any Company Stock Rights (other than (A) the acquisition by the Company of Company Common Shares or Company Restricted Shares in connection with the surrender of Company Common Shares by holders of Company Restricted Shares upon the vesting thereof in order to pay taxes or other amounts due with respect thereto, (B) the withholding of Company Common Shares to satisfy tax obligations with respect to awards granted pursuant to the Company Incentive Plans and (C) the acquisition by the Company of Company Restricted Shares in connection with the forfeiture of such awards);

(iv) issue, deliver or sell any shares of its capital stock or Company Stock Rights, other than the issuance of Company Common Shares pursuant to the Company ESPP in accordance with the terms thereof on the date of this Agreement (subject to Section 2.9 hereof);

(v) amend the Company Articles of Incorporation or Company Bylaws (whether by merger, consolidation or otherwise) other than as contemplated in connection with the Company Required Vote or amend the Articles of Incorporation or Bylaws of a Subsidiary of the Company, or amend the agreements governing the Consolidated Entities;

(vi) purchase (or commit to purchase) an equity interest in, or a substantial portion of the assets of, any Person or any division or business thereof, or merge or consolidate with any Person, in each case other than any such action solely between or among the Company and its wholly owned Subsidiaries;

(vii) sell, lease or otherwise dispose of any of its properties or assets (including capital stock of any Subsidiary of the Company), other than (A) sales or other dispositions of inventory and other assets in the ordinary course of business, (B) leases and subleases of Owned Real Property and real property leased by the Company or its Subsidiaries, and voluntary terminations or surrenders of leases on real property held by the Company or its Subsidiaries, in each case, in the ordinary course of business, (C) sales or other dispositions of real estate with a sale price that does not exceed $1,500,000 in the aggregate, (D) sales of obsolete or written off assets, (E) sales or other dispositions of assets utilized in the operations of the Company or its Subsidiaries the total value of which does not exceed $1,000,000 in the aggregate or (F) as set forth on Section 6.1(b) of the Company Disclosure Letter;

(viii) pledge, encumber or otherwise subject to an Encumbrance (other than a Permitted Encumbrance) any of its properties or assets (including capital stock of any Subsidiary of the Company);

(ix) incur or modify in any material respect the terms of any indebtedness for borrowed money, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any such indebtedness or any debt securities of another Person, or enter into any “keep well” or other agreement to maintain any financial statement condition of another person (collectively, “Indebtedness”), other than Indebtedness under the Company’s existing credit facilities and any trade letters of credit and construction loans, performance and completion guaranties and surety obligations incurred in connection with development projects that are pending on the date hereof;

(x) make any loans or capital contributions to, or investments in, any Person, other than to any of the Subsidiaries of the Company;

(xi) except for claims and litigation with respect to which an insurer has the right to control the decision to settle, settle any claim or litigation, in each case made or pending against the Company or any of its Subsidiaries or any of their respective officers and directors in their capacities as such, other than the settlement of a claim or litigation in the ordinary course of business and which in any event (A) is for an amount not to exceed $500,000 in the aggregate in excess of accruals therefor reflected in the most recent balance sheet contained in the Company Financial Statements available prior to the date of this Agreement with respect to any such claim or litigation (or series of related claims or litigation) and (B) involves only monetary relief;

(xii) change its Tax accounting methods, principles or practices, except as required by GAAP or applicable Laws;

(xiii) alter, amend or create any obligations with respect to compensation, severance, benefits, change of control payments or any other payments to present or former employees, directors or Affiliates of the Company, other than (A) after notice to Parent and a reasonable opportunity to discuss, increases in compensation or benefits in the ordinary course of business consistent with past practice or (B) as expressly contemplated by Section 2.7 and Section 2.9 of this Agreement;

(xiv) increase benefits payable under any existing severance or termination pay policies or employment agreements; enter into any employment, deferred compensation or other similar agreement (or amend any such existing agreement) with any director, officer or employee or contractor of the Company or any of its Subsidiaries; or establish, adopt or amend (except as required by applicable Law) any bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any director, officer or employee or contractor of the Company or any of its Subsidiaries;

(xv) hire or terminate other than for cause the employment of any executive officer;

(xvi) except as required by applicable Law, (t) change any annual Tax accounting period, (u) make or change any material Tax election, (v) settle or compromise any material Tax Liability, (w) fail to file any Tax Return when due (taking extensions into account), (x) enter into any closing agreement, (y) file any amended Tax Return that differs materially from the prior Tax return or (z) surrender any right to claim a material Tax refund, offset or other reduction in Tax Liability;

(xvii) enter into any agreement or arrangement that limits or otherwise restricts in any material respect the Company, any of its Subsidiaries or any of their respective Affiliates or any successor thereto, from engaging or competing in any line of business, in any location or with any Person;

(xviii) change the Company’s methods of accounting, except as required by concurrent changes in GAAP, Regulation S-X under the Exchange Act (or regulatory requirements with respect thereto) or the Company’s independent accountants;

(xix) fail to use commercially reasonable efforts to maintain existing insurance policies or comparable replacement policies to the extent available for a reasonable cost;

(xx) make any capital expenditures or commitments for any capital expenditures in excess of $2,000,000 in the aggregate;

(xxi) enter into any Contract that would be a Company Material Contract if in effect on the date of this Agreement, or terminate, amend in any material respect, modify in any material respect or terminate any Company Material Contract;

(xxii) enter into any guaranteed maximum price or other “at risk” contract other than the specific Contracts currently being considered by the Company and listed in Section 6.1(b)(xxii) of the Company Disclosure Letter;

(xxiii) enter into or amend the terms of any Related Party Transaction; or

(xxiv) agree to take any of the actions described in this Section 6.1(b).

(c) Notwithstanding anything in this Agreement to contrary, between the date of this Agreement and the Effective Time the Company may, after prior consultation in good faith with the Parent, amend the Company ESOP/401(k) Plan so as to: (i) provide for in-kind distributions in the form of Company Shares; (ii) change the frequency of distributions; (iii) terminate the Company ESOP/401(k) Plan; (iv) spin-off and/or terminate just the employee stock ownership plan component (the “ESOP”) of the Company ESOP/401(k) Plan and cause the distribution of the Company Shares held by the trust under the Company ESOP/401(k) plan pursuant to the ESOP (“ESOP Shares”) to the respective participants in accordance with their accounts and (v) continue the 401(k) component of the Company ESOP/401(k) Plan (including facilitating the rollover of Merger Consideration paid in respect of ESOP Shares into such 401(k) component.

Section 6.2 Access to Information and Employees; Confidentiality.

(a) From the date hereof to the Effective Time, the Company shall, and shall cause the Representatives of the Company to, (i) afford the Representatives of Parent and Merger Sub, upon not less than two days’ prior written notice, which shall be directed to Benjamin P. Butterfield (or such other officer of the Company designated in writing by him), reasonable access during normal business hours to the officers, employees, agents (including outside accountants and legal counsel), properties, offices and other facilities, books and records of the Company and (ii) furnish to Parent and its Representatives such financial and operating data and other information as such Persons may reasonably request subject, however to Antitrust Laws.

(b) Except for disclosures expressly permitted by the terms of the Confidentiality Agreement, Parent and Merger Sub shall hold, and shall cause their respective officers, employees, accountants, counsel, financial advisors and other Representatives to hold, all information received, directly or indirectly, from the Company or its Representatives in confidence in accordance with the Confidentiality Agreement.

(c) No investigation pursuant to this Section 6.2 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto.

Section 6.3 Reasonable Best Efforts to Consummate Merger; Notification.

(a) Upon the terms and subject to the conditions set forth in this Agreement, each of Parent, Merger Sub and the Company agrees to use its commercially reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to fulfill all conditions applicable to such party pursuant to this Agreement and to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Transaction Documents, including (i) obtaining all necessary, proper or advisable actions or non-actions, waivers, consents, qualifications and approvals from Governmental Entities and making all necessary, proper or advisable registrations, filings and notices and taking all steps as may be necessary to obtain an approval, waiver or exemption from any Governmental Entity (including, without limitation, under the HSR Act and the Exon- Florio Amendment); (ii) obtaining all necessary, proper or advisable consents, qualifications, approvals, waivers or exemptions from non-governmental Third Parties; and (iii) executing and delivering any additional documents or instruments necessary, proper or advisable to consummate the transactions contemplated by, and to fully carry out the purposes of, the Transaction Documents; provided, however, that prior to the Effective Time in no event shall the Company or any of its Subsidiaries, absent the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), pay or commit to pay any material fee, material penalties or other material consideration to any landlord or other third party to obtain any consent, approval or waiver required for the consummation of the Merger under any Leases.

(b) Without limiting the foregoing, (i) each of the Company, Parent and Merger Sub shall use its reasonable best efforts to make an appropriate filing of a Notification and Report Form pursuant to the HSR Act and all other filings under any other applicable Antitrust Law with respect to the transactions contemplated hereby as promptly as practicable and in any event within ten Business Days after the date hereof and any other required submissions under the HSR Act and any other applicable Antitrust Law which the Company or Parent determines should be made, in each case with respect to the Merger and the transactions contemplated hereby, and to take all other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act and the receipt of all other registrations, approvals, permits, authorizations and consents required by any other applicable Antitrust Law as soon as practicable and (ii) each of Parent, Merger Sub and the Company shall cooperate with one another (A) in promptly determining whether any filings are required to be or should be made or consents, approvals, permits or authorizations are required to be or should be obtained under any other Law or whether any consents, approvals or waivers are required to be or should be obtained from other parties to loan agreements or other contracts or instruments material to the Company’s business in connection with the consummation of the transactions contemplated by this Agreement, (B) in promptly making any such filings, furnishing information required in connection therewith and seeking to obtain timely any such consents, permits, authorizations, approvals or waivers, and (C) in keeping the other party reasonably informed, including by providing the other party with a copy of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”) or any other Governmental Entity, of any communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby. Parent shall be responsible to pay, or reimburse the Company promptly upon its demand if it is required to pay, any filing, application or other fee to any Governmental Entity in connection with any filings required by applicable Antitrust Laws.

(c) In furtherance and not in limitation of the covenants of the parties contained in this Section 6.3, each of Parent, Merger Sub and the Company agrees to take any and all steps reasonably necessary to avoid or eliminate each and every impediment under any Antitrust Law that may be asserted by any Governmental Entity or any other party so as to enable the parties hereto to consummate the Transactions. In addition, each of Parent, Merger Sub and the Company shall defend through litigation on the merits any claim asserted in court or before any other tribunal by any Person in order to avoid entry of, or to have vacated or terminated, any Order (whether preliminary or permanent) that would prevent the Closing prior to the Termination Date.

(d) In the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or private party challenging the Merger or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, each of Parent, Merger Sub and the Company shall cooperate fully with each other and use its respective commercially reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement.

(e) Parent, Merger Sub and the Company agree to promptly, and in any event within ten Business Days after the date hereof, jointly prepare and make all appropriate voluntary filings and other disclosures in respect of the Merger under Section 721 of the United States Defense Production Act of 1950, as amended (the “Exon-Florio Amendment”) with the Committee on Foreign Investment in the United States (“CFIUS”), to as promptly as practicable supply any additional information and documentary material that may be requested by CFIUS, and to take all other reasonably necessary, proper or advisable steps to seek expeditious conclusion of the CFIUS review process. Each of Parent, Merger Sub and the Company shall use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any inquiries, (ii) to the extent not prohibited by a Governmental Entity, promptly inform the other party of any communication and supply to the other party any written communication received by such party from, or given by such party to, CFIUS or any other Governmental Entity, (iii) permit the other party to review any communication given by it to, and consult with each other in advance of any meeting or conference with, CFIUS or any other Governmental Entity, and to the extent permissible, give the other party the opportunity to participate in such meetings and conferences, (iv) if required by any United States Governmental Entity, as soon as practicable after the date of this Agreement, cooperate with the other parties to negotiate with and seek from CFIUS and, to the extent applicable, any United States Governmental Entity, approval as may be required to operate the Company or any portion of the Company under a Foreign Ownership, Control or Influence (“FOCI”) mitigation arrangement (such as a board resolution, Special Security Agreement, National Security Agreement, or other mitigation arrangement); and (v) as soon as practicable after the date of this Agreement, adopt any required FOCI-mitigation measures required by the United States Government. Notwithstanding the foregoing, the Parent shall not be required to consent or agree to FOCI-mitigation measures that (i) would make it commercially impractical for the Company and its Subsidiaries to operate or engage in businesses that in the aggregate account for, or are reasonably expected to account for, more than 5% of the annual consolidated revenues of the Company and its Subsidiaries, (ii) would reasonably be expected to have a material adverse effect on the ability of Parent and its Affiliates to oversee the operations of the Company and its Subsidiaries or (iii) that would otherwise reasonably be expected to have a Material Adverse Effect.

(f) The Company has previously disclosed to the Parent that it holds a security clearance issued by the Department of Defense and accordingly is subject to notification requirements under the National Industrial Security Program Operating Manual and applicable industrial security regulations (collectively, “NISPOM”) as a result of the Merger. As soon as practicable after the date of this Agreement, the Company shall prepare and submit to the Defense Security Service (the “DSS”) of the United States Department of Defense , the requisite notification under NISPOM and shall fully cooperate with Parent and Merger Sub in requesting from DSS approval to continue to operate under the one applicable contract subject to clearance requirements pursuant to a FOCI-mitigation proposal submitted in relation to the Merger and reasonably acceptable to Parent and Merger Sub, in accordance with NISPOM. As soon as practicable after the date of this Agreement, Parent and Merger Sub shall request from DSS approval to operate under the applicable contract pursuant to a FOCI mitigation proposal submitted in relation to the Merger in accordance with NISPOM, and as soon as practicable after the date of this Agreement, the Company, Parent and Merger Sub shall adopt any required FOCI-mitigation measures required by DSS with respect to such contract.

(g) Each of the Company, on the one hand, and Parent and Merger Sub, on the other, shall promptly (and in any event within five Business Days after becoming aware of any such breach) notify the other party in writing if it believes that such party has breached any representation, warranty, covenant or agreement contained in this Agreement that could, individually or in the aggregate, result in a failure of a condition set forth in Section 7.2 or Section 7.3 if continuing on the Closing Date.

(h) Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 6.3 shall limit a party’s right to terminate this Agreement pursuant to Section 8.1(c) so long as such party has theretofore complied in all material respects with its obligations under this Section 6.3.

(i) The Company shall promptly notify Parent of (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement, (ii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement and (iii) any actions, suits, claims, investigations or proceedings commenced or, to its Knowledge, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries, that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to this Agreement, or that relate to the consummation of the transactions contemplated by this Agreement.

(j) The Company shall promptly notify Parent of any notice or other communication from any Governmental Entity in connection with the FCPA Investigation and shall, to the extent permitted by the applicable Governmental Entity, allow for Parent and its representatives to participate in all discussions between the Company and its representatives and any Governmental Entity in connection with the FCPA Investigation. The Company shall use its commercially reasonable efforts to obtain the permission of any such Governmental Entity to the participation of Parent and its representatives in any such meeting. The parties agree that nothing in this Section 6.3(j) shall be deemed to require the Company to waive its attorney-client privilege with respect to the FCPA Investigation.

Section 6.4 Proxy Statement; Other Filings. As promptly as practicable following the date of this Agreement, the Company shall prepare and file with the SEC the preliminary Proxy Statement and prepare and file with the SEC all other filings with the SEC (“Other Filings”) that are required to be filed by the Company in connection with the transactions contemplated hereby; provided, that Parent, Merger Sub and their counsel shall be given a reasonable opportunity to review the Proxy Statement and the Other Filings before they are filed with the SEC, and the Company shall give reasonable and good faith consideration to all additions, deletions or changes suggested thereto by Parent, Merger Sub and their counsel. Without limiting the generality of the foregoing, each of the Company and Parent shall furnish all information concerning itself and its affiliates that is required to be included in the Proxy Statement or, to the extent applicable, the Other Filings, or that is customarily included in proxy statements prepared in connection with transactions of the type contemplated by this Agreement. Each of the Company and Parent shall use its commercially reasonable efforts, after consultation with the other, to respond as promptly as practicable to any comments of the SEC with respect to the Proxy Statement or the Other Filings, and the Company shall use its commercially reasonable efforts to cause the definitive Proxy Statement to be cleared by the SEC as promptly as reasonably practicable and provided to the Company’s shareholders as promptly as reasonably practicable following clearance from the SEC. The Company shall promptly notify Parent upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement or the Other Filings and shall promptly provide Parent with copies of all correspondence between the Company and its Representatives, on the one hand, and the SEC and its staff, on the other hand, relating to the Proxy Statement or the Other Filings. If at any time prior to the Company Shareholders Meeting, any information relating to the Company or Parent, Merger Sub or any of their respective affiliates, officers or directors, should be discovered by the Company or Parent which should be set forth in an amendment or supplement to the Proxy Statement or the Other Filings, so that the Proxy Statement or the Other Filings shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party which discovers such information shall promptly notify the other parties, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable Law, disseminated to the shareholders of the Company. Notwithstanding anything to the contrary stated above, prior to filing or mailing the Proxy Statement or filing the Other Filings (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company shall provide Parent a reasonable opportunity to review and comment on such document or response.

Section 6.5 Company Shareholders Meeting. Unless the Company Board has withdrawn or adversely modified the Company Recommendation (as defined below) in accordance with Section 6.6(c), the Company shall, in accordance with applicable Law and the Company Articles of Incorporation and Company Bylaws, duly call, give notice of, convene and hold the Company Shareholders Meeting as promptly as practicable after the date that the Proxy Statement is cleared by the SEC. Except to the extent that the Company Board shall have withdrawn, qualified or modified its approval or recommendation of this Agreement or the Merger in compliance with Section 6.6(c), the Company Board shall recommend to holders of the Company Common Shares that they approve this Agreement and the Merger and shall include such recommendations in the Proxy Statement (the “Company Recommendation”). Subject to the first sentence of this Section 6.5 and, subject to Section 6.6(c), the Company will use commercially reasonable efforts to solicit or cause to be solicited from its shareholders proxies in favor of the approval of this Agreement and the Merger. Notwithstanding anything to the contrary contained in this Agreement, the Company, after consultation with Parent, may adjourn or postpone the Company Shareholders Meeting to the extent necessary to ensure that any legally required supplement or amendment to the Proxy Statement is provided to the Company Shareholders or, if as of the time for which the Company Shareholders Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient Company Common Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Shareholders Meeting.

Section 6.6 No Solicitation of Transactions.

(a) Subject to Section 6.6(c), none of the Company, the Company’s Subsidiaries or any of their respective Representatives, shall, directly or indirectly, (i) solicit or knowingly encourage, facilitate (including by way of furnishing nonpublic information or assistance) any inquiries with respect to, or the making of, any Acquisition Proposal, (ii) withdraw, modify or amend the Company Recommendation in any manner adverse to the Parent, or fail to make the Company Recommendation (any event described in this clause (ii), a “Change in Recommendation”), (iii) approve, endorse or recommend any Acquisition Proposal, (iv) engage in any negotiations or discussions concerning, or provide access to its properties, books and records or any confidential information or data to any Person, relating to an Acquisition Proposal, or (v) enter into any agreement in principle, arrangement, understanding, contract or agreement relating to an Acquisition Proposal. Upon execution of this Agreement and subject to Section 6.6(c), the Company shall, and shall direct its Representatives to, immediately cease any discussions, negotiations or communications with any party or parties with respect to any Acquisition Proposal; provided, however, that nothing in this Section 6.6 shall preclude the Company or its Representatives from contacting any such party or parties solely for the purpose of complying with the provisions of the first clause of this sentence.

(b) The Company shall promptly, and in any event within twenty-four hours after receipt, notify Parent of the receipt of (i) an Acquisition Proposal, (ii) any request for information relating to the Company or any of its Subsidiaries (other than requests for information unrelated to an Acquisition Proposal) or (iii) any inquiry or request for discussions or negotiations regarding any Acquisition Proposal, which any director or executive officer of the Company may receive directly or through any Representative for the Company after the date hereof. Such notification shall include, to the extent then known, the identity of the parties and a copy of such Acquisition Proposal, inquiry or request or, if not made in writing, a summary written description thereof. The Company shall keep Parent reasonably informed on a prompt basis as to any material developments regarding any such proposal, indication, inquiry or request. Neither the Company nor any Subsidiary shall, after the date of this Agreement, enter into any confidentiality agreement that would prohibit them from providing such information to Parent.

(c) Subject to the Company’s compliance with the provisions of this Section 6.6(c), and only prior to receipt of the Company Required Vote, following the receipt by the Company or any Subsidiary of a written Acquisition Proposal (including by means of a published press release or a document filed with the SEC), the Company Board may (directly or through Representatives) (I) contact such Person and its advisors solely for the purpose of clarifying the proposal and any material terms thereof and the conditions to consummation, so as to determine whether the proposal for an Acquisition Proposal is reasonably likely to result in a Superior Proposal and (II) if the Company Board determines in good faith that such Acquisition Proposal is reasonably likely to result in a Superior Proposal, the Company Board thereafter may, subject to compliance with Section 6.6(b), (i) furnish non-public information with respect to the Company and the Subsidiaries to the Person who made such proposal (provided that the Company (A) has previously or concurrently furnished such information to Parent and (B) shall furnish such information pursuant to a confidentiality agreement which is at least as favorable to the Company as the Confidentiality Agreement), (ii) participate in negotiations regarding such proposal, (iii) following receipt of a written Acquisition Proposal that constitutes a Superior Proposal, (x) recommend that the Company’s shareholders approve such Superior Proposal and, in connection therewith, effect a Change in Recommendation and (y) authorize the Company to enter into a definitive agreement providing for the implementation of such Superior Proposal; provided that no such agreement may be effective unless this

Agreement shall have been terminated by the Company in accordance with Section 8.1(h) and the Company Termination Fee has actually been paid. Nothing in this Section 6.6 or elsewhere in this Agreement shall prevent the Company Board from (i) at any time prior to obtaining the Company Required Vote and other than in response to an Acquisition Proposal, effecting a Change in Recommendation in the event that the Company Board has determined in good faith that the failure to take such action would be inconsistent with its duties to the Company Shareholders under applicable Law, provided, that the Company Board may not make such a Change in Recommendation unless the Company (A) provides Parent with written information describing the circumstances surrounding such Change in Recommendation and the Company Board’s reasons therefor in reasonable detail as soon as reasonably practicable after reaching such determination, (B) keeps Parent reasonably informed of developments with respect to such circumstances and (C) prior to the expiration of five Business Days after the notification described in the immediately preceding clause (A) but in any event not later than one Business day prior to the date of the Company Shareholders Meeting, Parent does not make a proposal that results in the Company Board determining that such action is no longer required by its duties to the Company Shareholders under applicable Law, or (ii) taking and disclosing to the Company shareholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act with respect to an Acquisition Proposal or from making any required disclosure to the Company’s shareholders under applicable Law, including, without limitation, Rule 14d-9 promulgated under the Exchange Act or Item 1012(a) of Regulation M-A; provided, however, that neither the Company nor the Company Board shall be permitted to recommend that the Company shareholders tender any securities in connection with any tender or exchange offer (or otherwise approve, endorse or recommend any Acquisition Proposal) or withdraw or modify the Company Recommendation, unless in each case such tender or exchange offer constitutes a Superior Proposal and, in connection therewith, effects a Change in Recommendation in compliance with this Section 6.6(c); provided further, that any such disclosure (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) promulgated under the Exchange Act (a “Stop, Look and Listen Communication”)) shall be deemed to be a Change in Recommendation unless the Company Board expressly reaffirms its recommendation to its stockholders in favor of the adoption of this Agreement and the Merger at least two Business Days prior to the Company Shareholders Meeting. In addition, nothing in this Section 6.6(c) shall prohibit the Company from taking any action that any court of competent jurisdiction orders the Company to take.

Section 6.7 Public Announcements. The Company and Parent shall consult with each other before issuing any press release or otherwise making any public statements (including scheduling a press conference or conference call with investors or analysts) with respect to this Agreement or any of the transactions contemplated by the Transaction Documents and shall not issue any such press release or make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may be required by Law or Order, the applicable rules of the London Stock Exchange, or any listing agreement therewith.

Section 6.8 Employee Benefit Matters.

(a) From and after the Effective Time, Parent shall cause the Surviving Corporation to honor and provide for payment of all obligations and benefits under (i) all Company Benefit Plans set forth, and identified as such, in the Company Disclosure Letter (including, without limitation, employment, retirement or severance agreements between the Company and Persons who are or had been employees of the Company or any of its Subsidiaries at or prior to the Effective Time), all in accordance with their respective terms, and (ii) all other agreements or arrangements set forth in the Company Disclosure Letter providing for payments by the Company to Persons who are or had been employees of the Company or any of its Subsidiaries at or prior to the Effective Time. Nothing herein shall prevent the Parent from altering the benefits offered to employees after the Closing Date to the extent permitted by the instruments and Law governing such benefits.

(b) Parent shall ensure that, as of the Closing Date, each employee of the Company and of its Subsidiaries who is employed by the Parent or one of its Subsidiaries immediately after the Effective Time (each such person, a “Continuing Employee”) receives full credit (for purposes of eligibility to participate, vesting, vacation entitlement and severance benefits, but excluding benefit accrual under any defined benefit plan) for service with the Company or any of its Subsidiaries (or predecessor service credit under its employee benefit plans) under each of the comparable employee benefit plans, programs and policies of Parent, the Surviving Corporation or the relevant Subsidiary, as applicable, in which such Continuing Employee becomes or may become a participant; provided, however, that such service was recognized under the applicable Company Benefit Plan on the Closing Date, and, provided, further, that no such service recognition shall result in any duplication of benefits. As of the Closing Date, Parent shall, or shall cause the Surviving Corporation or relevant Subsidiary to, credit to Continuing Employees the amount of vacation time that such employees had accrued under any applicable Company Benefit Plan as of the Closing Date. With respect to each health or welfare benefit plan maintained by Parent, the Surviving Corporation or the relevant Subsidiary for the benefit of any Continuing Employees, Parent shall (i) cause to be waived any eligibility waiting periods, any evidence of insurability requirements and the application of any pre-existing condition limitations under such plan; and (ii) cause each Continuing Employee to be given credit under such plan for all amounts paid by such Continuing Employee under any similar Company Benefit Plan for the plan year that includes the Closing Date for purposes of applying deductibles, co-payments and out-of-pocket maximums as though such amounts had been paid in accordance with the terms and conditions of the applicable plan maintained by Parent, the Surviving Corporation or the relevant Subsidiary, as applicable, for the plan year in which the Closing Date occurs.

(c) Except as set forth in Section 6.9, nothing contained in this Agreement shall (i) amend, or be deemed to amend, any Company Benefit Plan, (ii) create any third party beneficiary rights in any Person or otherwise provide any Person not a party to this Agreement with any right, benefit or remedy with regard to any Company Benefit Plan or a right to enforce any provision of this Agreement, or (iii) limit in any way the Surviving Corporation’s ability to amend or terminate any Company Benefit Plan at any time, subject to applicable Laws.

(d) Prior to the Effective Time, the Company Board, or an appropriate committee of non-employee directors thereof, shall adopt a resolution consistent with the interpretive guidance of the SEC so that the disposition by any officer or director of the Company who is a covered person of the Company for purposes of Section 16 of the Exchange Act of Company Common Shares or options or other rights to acquire Company Common Shares pursuant to this Agreement and the Merger shall be an exempt transaction for purposes of Section 16(b) of the Exchange Act.

Section 6.9 Directors’ and Officers’ Indemnification and Insurance.

(a) Parent and the Company agree that all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time (and rights for advancement of expenses) now existing in favor of the current or former directors or officers of the Company and its Subsidiaries (the “Indemnified Parties”) as provided in their respective articles of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements of the Company and its Subsidiaries as in effect on the date of this Agreement shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time and shall survive the Merger and shall continue in full force and effect in accordance with their terms. Further, the articles of incorporation and bylaws of the Surviving Corporation shall contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of former or present directors and officers than are presently set forth in the Company Articles of Incorporation and Company Bylaws, which provisions shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of any such individuals with respect to acts or omissions prior to the Effective Time, except as amendments may be required by the FBCA.

(b) Parent understands and agrees that, prior to the Effective Time, the Company intends to obtain a prepaid six-year “tail” insurance policy that provides coverage for events occurring prior to the Effective Time, on terms no less favorable than the coverage provided under the Company’s current directors’ and officers’ insurance policy, for the Persons who are covered by such policy on the date of this Agreement; provided, however, that the Company shall not pay an aggregate premium in excess of 300% of the aggregate amount per annum that the Company paid for such coverage in its last full fiscal year prior to the date hereof, which amount the Company has disclosed to Parent prior to the date hereof, but may purchase such coverage as may be obtained for such 300% amount. The Company agrees that, prior to purchasing any such policy, the Company shall afford Parent the opportunity to purchase a substitute policy which (i) has an effective term of six years from the Effective Time, (ii) covers those Persons who are currently covered by the Company’s current directors’ and officers’ insurance policy for actions and omissions occurring on or prior to the Effective Time, and (iii) contains terms and conditions that are no less favorable to the insured than those of the Company’s current directors’ and officers’ insurance policy.

(c) This Section 6.9 shall survive the consummation of the Merger, is intended to benefit the Company, the Surviving Corporation and each Indemnified Party, shall be binding on all successors and assigns of the Surviving Corporation and Parent, and shall be enforceable by the Indemnified Parties. The provisions of this Section 6.9 are intended to be for the benefit of, and will be enforceable by, each Indemnified Party, his or her heirs, and his or her representatives and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by contract or otherwise.

(d) In the event that the Surviving Corporation or its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or a majority of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation shall succeed to the obligations set forth in Section 6.8 and this Section 6.9. In addition, the Surviving Corporation shall not distribute, sell, transfer or otherwise dispose of any of its assets in a manner that would reasonably be expected to render the Surviving Corporation unable to satisfy its obligations under this Section 6.9.

Section 6.10 No Control of the Other Party’s Business. Nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time, and nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct Parent’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, each of the Company and Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

Section 6.11 Financing. Subject to limitations imposed by law, the Company shall, and shall cause its Subsidiaries (or in the case of the Consolidated Entities, use its commercially reasonable efforts to cause each of the Consolidated Entities) to provide, and use its reasonable best efforts to have its and their Representatives cooperate with Parent and its Representatives in connection with the arrangements by Parent and Merger Sub to obtain any debt or equity financing or to facilitate Parent’s post-acquisition planning, and in connection with the pre-payment of the Company’s existing debt, as may be reasonably requested by Parent (provided that such requested cooperation does not unreasonably interfere with the ongoing operations of the Company and its Subsidiaries or unreasonably interfere with or hinder or delay in any material aspect the performance by the Company of its other obligations hereunder), including (i) participation in meetings, drafting sessions and due diligence sessions, (ii) furnishing Parent and Merger Sub and their financing sources with financial and other pertinent information regarding the Company as may be reasonably requested by Parent, (iii) assisting Parent and Merger Sub and their financing sources in the preparation of (A) an offering document for any debt or equity raised to complete, or following the completion of, the transactions contemplated by this Agreement and (B) materials for rating agency presentations, (iv) cooperating with Parent and Merger Sub in connection with applications to obtain such consents, approvals or authorizations which may be necessary or desirable in connection with such financing, (v) using commercially reasonable efforts to seek to take advantage of the Company’s existing lending relationships, including attempting to persuade the Company’s existing lenders to participate in a syndicate, (vi) reasonably cooperating with the marketing efforts of Parent and Merger Sub and their financing sources for any debt or equity raised by Parent to complete, or following the completion of, the transactions contemplated by this Agreement, (vii) forming new direct or indirect Subsidiaries or joint ventures and transferring assets to such Subsidiaries, provided that the Company, its Subsidiaries or joint ventures (taken as a whole) would not suffer adverse financial or tax consequences prior to or in the absence of the Effective Time, (viii) having officers execute, without personal liability, any reasonably necessary officers’ certificates or management representation letters to the Company’s accountants to issue unqualified reports with respect to the financial statements to be included in any offering documents, and (ix) using commercially reasonable efforts to permit Parent and Merger Sub to be able to provide lenders with the collateral package required by them in connection with any financing, in a form reasonably satisfactory to the lender; provided, however, that none of the Company or its Subsidiaries will be required to pay any commitment or other similar fee or incur any other liability in connection with any such financing prior to the Effective Time. Parent shall promptly upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs (including, without limitation, reasonable legal fees, transfer taxes and governmental or third party fees) incurred by the Company or its Subsidiaries and their respective Representatives in connection with such cooperation. The obligations set forth in the foregoing sentence shall survive any termination of this Agreement.

ARTICLE VII

CONDITIONS PRECEDENT

Section 7.1 Conditions to Each Party’s Obligation to Effect the Merger. The obligations of the parties to effect the Merger on the Closing Date are subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Shareholder Approval. The Company Required Vote shall have been obtained.

(b) No Order. No Law or Order (whether temporary, preliminary or permanent) shall have been enacted, issued, promulgated, enforced or entered that is in effect and that prevents or prohibits consummation of the Merger.

(c) Proceedings. There shall not have been instituted or pending any action or proceeding by any Governmental Entity challenging or seeking to make illegal, to delay materially or otherwise to restrain or prohibit the consummation of the Merger or seeking to obtain material damages with respect to the Merger.

(d) Consents and Approvals. Other than the filing of the Articles of Merger in accordance with the FBCA, all consents, approvals and authorizations of any Governmental Entity, including without limitation, under applicable Antitrust Laws, required to consummate the Merger shall have been obtained.

(e) HSR Act. The applicable waiting periods, together with any extensions thereof, under the HSR Act shall have expired or been terminated.

Section 7.2 Additional Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger on the Closing Date are also subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct at and as of the date hereof and at and as of the Effective Time as if made at and as of the Effective Time (except to the extent expressly made as of an earlier date, in which case as of such earlier date) except where the failure of such representations and warranties to be so true and correct (without giving effect to any qualification as to materiality or Company Material Adverse Effect set forth therein) would not, individually or in the aggregate, have a Company Material Adverse Effect. Parent shall have received a certificate signed by an executive officer of the Company on its behalf to the foregoing effect.

(b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time. Parent shall have received a certificate signed by an executive officer of the Company to that effect.

(c) Company Material Adverse Effect. Since the date of this Agreement, there shall not have been any Company Material Adverse Effect or any event, change or effect that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(d) Exon-Florio. The period of time for any applicable review process by CFIUS relating to the determination of any threat to national security in respect of the Merger under the Exon-Florio Amendment shall have expired, the President of the United States shall not have taken action to block or prevent the consummation of the Merger, and, except as set forth in Section 6.3(e), no requirements or conditions to mitigate any national security concerns shall have been imposed.

(e) Required Consents. All third party consents and approvals set forth in Section 4.5 of the Company Disclosure Letter shall have been obtained.

Section 7.3 Additional Conditions to Obligation of the Company. The obligation of the Company to effect the Merger on the Closing Date is also subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent contained in this Agreement (A) that are qualified by materiality or Parent Material Adverse Effect shall be true and correct at and as of the date hereof and at and as of the Effective Time as if made at and as of the Effective Time (except to the extent expressly made as of an earlier date, in which case as of such earlier date), and (B) that are not qualified by materiality or Parent Material Adverse Effect shall be true and correct in all material respects at and as of the date hereof and at and as of the Effective Time as if made at and as of the Effective Time (except to the extent expressly made as of an earlier date, in which case as of such earlier date). The Company shall have received a certificate signed by an executive officer of Parent on its behalf to the foregoing effect.

(b) Agreements and Covenants. Parent shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time. The Company shall have received a certificate signed by an executive officer of Parent to that effect.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

Section 8.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by action taken or authorized by the Board of Directors or members of the terminating party or parties, notwithstanding any requisite approval of the Merger by the shareholders of the Company, and whether before or after the shareholders of the Company have approved the Merger at the Company Shareholders Meeting, as follows (the date of any such termination, the “Termination Date”):

(a) by mutual written consent of Parent and the Company;

(b) by either Parent or the Company if the Effective Time shall not have occurred on or before November 30, 2010 (the “End Date”); provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to a party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the cause of, or resulted in, the failure of the Merger to be consummated on or before such date;

(c) by either Parent or the Company if any Governmental Entity shall have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling or taken any other action (including the failure to have taken an action) which, in either such case, has become final and non-appealable and has the effect of making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger (“Governmental Order”); provided, however, that the terms of this Section 8.1(c) shall not be available to a party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the cause of, or resulted in, the enactment, issuance, promulgation, enforcement or entry of any such injunction, order, decree or ruling or other action;

(d) by Parent if neither it nor Merger Sub is in breach of any representation, warranty, covenant or agreement set forth in this Agreement, and if (i) any of the representations and warranties of the Company herein are or become untrue or incorrect such that the condition set forth in Section 7.2(a) would be incapable of being satisfied by the End Date, or (ii) there has been a breach on the part of the Company of any of its covenants or agreements herein such that the condition set forth in Section 7.2(b) would be incapable of being satisfied by the End Date;

(e) by the Company if it is not in breach of any representation, warranty, covenant or agreement set forth in this Agreement, and if (i) any of the representations and warranties of Parent or Merger Sub herein are or become untrue or inaccurate such that the condition set forth in Section 7.3(a) would be incapable of being satisfied by the End Date; (ii) there has been a breach on the part of Parent or Merger Sub or any of their respective covenants or agreements herein such that the conditions set forth in Section 7.3(b) would be incapable of being satisfied by the End Date; or (iii) all of the conditions set forth in Section 7.1 and Section 7.2 have been or are capable of being satisfied but the Parent and Merger Sub have not performed their respective obligations under Articles II and III within the applicable time period required by Section 2.2.

(f) by the Company or Parent if the Company Required Vote is not obtained at the Company Shareholders Meeting (or any adjournment or postponement thereof);

(g) by Parent:

(i) if the Company Board effects a Change in Recommendation; or;

(ii) if (x) the Company Board publicly approves, endorses or recommends to the Company Shareholders an Acquisition Proposal, (y) the Company enters into a contract or agreement relating to an Acquisition Proposal (other than a confidentiality agreement entered into in compliance with Section 6.6(c)) or (z) the Company or the Company Board publicly announces its intention to do any of the foregoing;

(h) by the Company if the Company Board approves, and authorizes the Company to enter into, a definitive agreement providing for the implementation of a Superior Proposal, but only so long as:

(i) the Company Shareholder Approval has not yet been obtained;

(ii) the Company is not then and has not been in breach of any of its obligations under Section 6.6 in any material respect;

(iii) the Company Board has determined in good faith, after consultation with legal counsel, that such agreement constitutes a Superior Proposal;

(iv) the Company has notified Parent in writing that it intends to enter into such agreement, attaching the most current version of such agreement (including any amendments, supplements or modifications) to such notice;

(v) during the five Business Day period following Parent’s receipt of such notice (it being understood and agreed that the Company shall provide notice to Parent of any material amendment to the terms of any such Superior Proposal and such five Business Day notice period shall be extended such that three Business

Days remain in the notice period from the time the Parent is notified of the amendment), (i) the Company shall have offered to negotiate with (and, if accepted, negotiated in good faith with), and shall have caused its respective financial and legal advisors to offer to negotiate with (and, if accepted, negotiate in good faith with), Parent in making adjustments to the terms and conditions of this Agreement as would enable the Company to proceed with the Merger and the other transactions contemplated by this Agreement, and (ii) the Company Board shall have determined in good faith, after the end of such five Business Day period (as so extended), after considering the results of any such negotiations and the revised proposals made by Parent, if any, that the Superior Proposal giving rise to such notice continues to be a Superior Proposal; and

(vi) the Company pays to Parent the Company Termination Fee in accordance with Section 8.3(b)(ii) within five Business Days after such termination (it being agreed that any purported termination pursuant to this Section 8.1(h) shall be void and of no force or effect ab initio unless the Company shall have made such payment).

Section 8.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void, and there shall be no liability under this Agreement on the part of any party hereto (or any Representatives thereof) except that the provisions of Sections 6.2(b), 8.2 and 8.3 and Article IX shall survive any such termination; provided, however, that nothing herein, including the payment of the Company Termination Fee, shall relieve any party hereto from liability for fraud, any intentional or willful breach of any of its representations or warranties, or any intentional or willful breach of its covenants or agreements set forth in this Agreement prior to such termination.

Section 8.3 Fees and Expenses.

(a) Expense Allocation. Except as otherwise specified in this Section 8.3, all costs and expenses (including fees and expenses payable to Representatives) incurred in connection with the Transaction Documents, the Merger and the other transactions contemplated hereby (“Expenses”) shall be paid by the party incurring such cost or expense, whether or not the Merger is consummated. Subject to Section 9.6, if this Agreement is terminated by the Company pursuant to Section 8.1(e), Parent shall pay to the Company within three Business Days after the date of termination, an amount equal to $1,000,000 to cover the Expenses of the Company (the “Company Expenses”). If this Agreement is terminated by Parent pursuant to Section 8.1(d), the Company shall pay to Parent within three Business Days after the date of termination, an amount equal to $1,000,000 to cover the Expenses of the Parent (the “Parent Expenses”). To the extent any Parent Expenses are paid by the Company to Parent, such amount shall be deducted from any Company Termination Fee that may thereafter be payable by the Company pursuant to Section 8.3(b). Subject to Section 8.2, Section 8.3(c) and Section 9.6, the payment of Company Expenses or Parent Expenses set forth in this Section 8.3 is not an exclusive remedy, but is in addition to any other rights or remedies available to the parties hereto (whether at law or in equity), and in no respect is intended by the parties hereto to constitute liquidated damages, or be viewed as an indicator of the damages payable, or in any other respect limit or restrict damages available in case of any breach of this Agreement.

(b) Company Termination Fee. The Company agrees that if this Agreement shall be terminated:

(i) by Parent or the Company pursuant to Section 8.1(b) or Section 8.1(f) or by Parent pursuant to Section 8.1(d) and (A) an Acquisition Proposal (or the intent to make an Acquisition Proposal) shall have been communicated directly to the Company Shareholders or otherwise publicly disclosed prior to the Termination Date, and (B) concurrently with such termination or within twelve months following the Termination Date, the Company enters into a Contract with respect to any Acquisition Proposal, or an Acquisition Proposal is consummated (in each case as such Acquisition Proposal may be revised), then the Company shall pay to Parent, if and when consummation of such Acquisition Proposal occurs, as applicable, the Company Termination Fee as directed by Parent in writing in immediately available funds within ten Business Days after the date of the event giving rise to the obligation to make such payment (and for purposes of this Section 8.3(b)(i), “50%” shall be substituted for “20%” in the definition of Acquisition Proposal); or

(ii) by Parent pursuant to Section 8.1(g), or the Company pursuant to Section 8.1(h), then the Company shall pay to Parent the Company Termination Fee within five Business Days after the Termination Date.

(c) Payment of Termination Fee as Liquidated Damages. Except as provided by Section 8.2, in the event that Parent shall receive full payment of the Company Termination Fee, the receipt of such Company Termination Fee shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by Parent, Merger Sub, any of their respective Affiliates or any other Person in connection with this Agreement (and the termination hereof), the Merger and the transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination, and none of Parent, Merger Sub, any of their respective Affiliates or any other Person shall be entitled to bring or maintain any claim, action or proceeding against the Company or any of its Affiliates for damages or any equitable relief arising out of or in connection with this Agreement, any of the Merger and the transactions contemplated hereby or any matters forming the basis for such termination.

(d) Each of the parties hereto acknowledges that the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement. In the event that the Company shall fail to pay the Company Termination Fee or Parent Expenses when due or Parent shall fail to pay the Company Expenses when due, the Company or Parent, as the case may be, shall reimburse the other party for all reasonable costs and expenses actually incurred or accrued by such other party (including reasonable fees and expenses of counsel) in connection with the collection under and enforcement of this Section 8.3.

Section 8.4 Amendment. This Agreement may be amended by the parties in writing by action of their respective Boards of Directors at any time before or after the Company Required Vote has been obtained and prior to the filing of the Articles of Merger in accordance with the FBCA; provided, however, that, after the Company Required Vote shall have been obtained, no such amendment, modification or supplement shall change the amount or the form of the Merger Consideration to be delivered to the Company Shareholders or change any other terms and conditions of this Agreement if such change would materially and adversely affect the Company or the Company Shareholders. This Agreement may not be amended, changed or supplemented or otherwise modified except by an instrument in writing signed on behalf of all of the parties.

Section 8.5 Extension; Waiver. At any time prior to the Effective Time, each of the Company, Parent and Merger Sub may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement, or (c) subject to applicable Law, waive compliance with any of the agreements or conditions of the other parties contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

ARTICLE IX

GENERAL PROVISIONS

Section 9.1 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 9.1 shall not limit any covenant or agreement of the parties in this Agreement that by its terms contemplates performance after the Effective Time.

Section 9.2 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing (and made orally if so required pursuant to any Section of this Agreement) and shall be deemed given (and duly received) if delivered personally, sent by overnight courier (providing proof of delivery and confirmation of receipt by telephonic notice to the applicable contact person) to the parties or sent by fax (providing proof of transmission and confirmation of transmission by telephonic notice to the applicable contact person) at the following addresses or fax numbers (or at such other address or fax number for a party as shall be specified by like notice):

if to Parent or Merger Sub, to:	WS Atkins plc Woodcote Grove Ashley Road Epsom, Surrey KT18 5BW Attn: Heath Drewett Anne Randall Phone: 011 44 1372 752672 Fax: 011 44 1372 754897

with copies to:

Hunton & Williams LLP

Riverfront Plaza, East Tower

951 East Byrd Street

Richmond, Virginia 23219

Attn: Douglas S. Granger

Phone: (804) 788-7274

Fax: (804) 343-4528

Slaughter and May

One Bunhill Row

London EC1Y 8YY

United Kingdom

Attn: Stephen Cooke

Phone: 011 44 20 7090 3261

Fax: 011 44 20 7090 5000

if to the Company, to:	The PBSJ Corporation 4030 West Boy Scout Boulevard Suite 700 Tampa, Florida 33607 Attn: Robert J. Paulsen Benjamin P. Butterfield Phone: (813) 282-7275 Fax: (813) 281-2691

with a copy to:	Greenberg Traurig, P.A. 1221 Brickell Avenue Miami, Florida 33131 Attn: Gary M Epstein Ira N. Rosner Phone: (305) 579-0500 Fax: (305) 579-0717

Section 9.3 Interpretation. The Company Disclosure Letter, as well as any schedules thereto and any exhibits hereto, shall be deemed part of this Agreement and included in any reference to this Agreement. This Agreement has been negotiated between the parties and this Agreement shall not be construed against either party as the “draftsman” hereof or pursuant to any similar rule of construction or interpretation.

Section 9.4 Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

Section 9.5 Entire Agreement; No Third-Party Beneficiaries. This Agreement and the Confidentiality Agreement (i) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter of this Agreement and (ii) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies hereunder, other than (a) the Persons intended to benefit from the provisions of Section 6.9 (Directors’ and Officers’ Indemnification and Insurance), each of whom shall have the right to enforce such provisions directly; (b) after the Effective Time, each Company Shareholder with respect to the right to receive the Merger Consideration pursuant to Article II and each of whom shall have the right to enforce such provisions directly; and (c) if the Effective Time shall not have occurred, the Company Shareholders with respect to their rights to recover, solely through an action being brought by the Company, damages from Parent in the event of a willful or intentional breach of this Agreement by Parent, in which event the damages recoverable by the Company (without duplication) for itself and on behalf of the Company Shareholders shall be determined by reference to the total amount that would have been recoverable by the Company Shareholders if all such holders brought an action against Parent and were recognized as intended third party beneficiaries hereunder.

Section 9.6 Remedies. Except as otherwise expressly provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement shall be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity and the exercise by a party to this Agreement of any one remedy shall not preclude the exercise by it of any other remedy. Except as otherwise expressly provided in this Agreement, no Party (or its Affiliates or any other person) shall, under any circumstance, be liable to any other Party (or its Affiliates or any other person) for any consequential, exemplary, special, indirect, incidental or punitive damages claimed by such Party under the terms of or due to any breach of this Agreement or agreement, instrument or certificate delivered hereunder or in connection with the transactions contemplated by this Agreement including, but not limited to, loss of revenue or income, cost of capital, or loss of business reputation or opportunity.

Section 9.7 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CAUSE THE LAWS OF ANOTHER JURISDICTION TO APPLY.

Section 9.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties, except that Merger Sub’s rights and obligations may be assigned to and assumed by Parent or any other corporation directly or indirectly wholly owned by Parent; provided however, that any such assignment does not affect the economic or legal substance of the transactions contemplated hereby. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 9.9 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the terms and provisions of this Agreement in any state or federal court described in Section 9.10, without proof of actual damages, this being in addition to any other remedy to which they are entitled at Law or in equity.

Section 9.10 Consent to Jurisdiction; Venue.

(a) Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the state courts of Florida and to the jurisdiction of the United States District Court sitting in Hillsborough County, Florida for the purpose of any action arising out of or relating to this Agreement and the Confidentiality Agreement, and each of the parties hereto irrevocably agrees that all claims in respect to such action may be heard and determined exclusively in any Florida state or federal court sitting in Hillsborough County, Florida. Each of the parties hereto agrees that a final judgment in any action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each party hereby (a) consents to service of process in any action between the parties arising in whole or in part under or in connection with this Agreement in any manner permitted by Florida Law, (b) agrees that service of process made in accordance with clause (a) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 9.2, will constitute good and valid service of process in any such action and (c) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such action any claim that service of process made in accordance with clause (a) or (b) does not constitute good and valid service of process.

Section 9.11 Waiver of Trial by Jury. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

Section 9.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Entity to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Remainder of page intentionally left blank.

Signatures appear on the following page.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

WS ATKINS PLC

By:	/s/ Keith E. F. Clarke
	Name:	Keith E. F. Clarke
	Title:	Director

By:	/s/ Heath Stewart Drewett
	Name:	Heath Stewart Drewett
	Title:	Director

FALDO MAS, INC.

By:	/s/ James S. Nevada
	Name:	James S. Nevada
	Title:	President

THE PBSJ CORPORATION

By:	/s/ Benjamin P. Butterfield
	Name:	Benjamin P. Butterfield
	Title:	Senior Vice President and General Counsel

Signature page to Merger Agreement

EXHIBIT A

SECOND AMENDED AND RESTATED

BYLAWS

OF

THE PBSJ CORPORATION

ARTICLE I

Offices

Section 1. Registered Office. The registered office of the THE PBSJ CORPORATION, a Florida corporation (the “Corporation”), shall be located in Leon County, State of Florida.

Section 2. Other Offices. The Corporation may also have offices at such other places, either within or without the State of Florida, as the Board of Directors or officers of the Corporation (the “Board of Directors”) may from time to time determine or as the business of the Corporation may require.

ARTICLE II

Meetings of Shareholders

Section 1. Annual Meetings. All annual meetings of the shareholders of the Corporation for the election of directors and for such other business as may properly come before the meeting shall be held (i) on the fourth Friday of March of each calendar year, or on such other date or at such as may be fixed, from time to time, by the Board of Directors, and (ii) at such place, within or without the State of Florida, as may be designated by the Board of Directors and stated in the notice of meeting or in a duly executed waiver of notice thereof.

Section 2. Special Meetings. Special meetings of the shareholders may be called by the Board of Directors, the President or the holders of not less than 10% of the Corporation’s stock entitled to vote on any issue proposed to be considered at such meeting. Special meetings of shareholders may be held at such time and date, and at such place, within or without the State of Florida, as shall be designated by the Board of Directors and set forth in the notice of meeting required pursuant to Section 3 of this Article. A meeting properly requested by shareholders shall be called for a date not less than 10 nor more than 60 days after the request is properly made. The call for the meeting shall be issued by the Secretary, unless the Board of Directors, the President or the shareholders requesting the calling of the meeting, designate another person to do so. Only business within the purpose or purposes described in the notice required pursuant to Section 3 of this Article may be conducted at a special meeting of shareholders.

Section 3. Notice. A written notice of each meeting of shareholders shall be given to each shareholder entitled to vote at the meeting at the address as it appears on the stock transfer records of the Corporation, not less than 10 nor more than 60 days before the date of the meeting, by or at the direction of the President, the Secretary or the officer or persons calling the meeting. If the notice is mailed at least 30 days before the date of the meeting, it may be done by a class of United States mail other than first class. The notice so given shall state the date, time and place of the meeting and, in the case of a special shareholders’ meeting, the purpose or purposes for which the meeting is called. If mailed, notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. If a shareholders’ meeting is adjourned to a different date, time or place, notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

Section 4. Waiver of Notice. Shareholders may waive notice of any meeting before or after the date and time specified in the written notice of meeting. Any such waiver of notice must be in writing, be signed by the shareholder entitled to the notice and be delivered to the Corporation for inclusion in the appropriate corporate records. Neither the business to be transacted at, nor the purpose of, any shareholders’ meeting need be specified in any written waiver of notice. Attendance of a person at a shareholders’ meeting shall constitute a waiver of notice of such meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

Section 5. Record Date. For the purpose of determining shareholders entitled to notice of or to vote at a shareholders’ meeting, to demand a special meeting, to act by written consent or to take any other action, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than 60 days nor, in the case of a shareholders’ meeting, less than 10 days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a shareholders’ meeting, then the record date for such meeting shall be the close of business on the day before the first notice is delivered to shareholders. A determination of shareholders entitled to notice of or to vote at a shareholders’ meeting is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

Section 6. Quorum. A majority of the shares entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum for action on that matter at a meeting of shareholders. If a quorum is not present or represented at a meeting of shareholders, the holders of a majority of the shares represented, and who would be entitled to vote at a meeting if a quorum were present, may adjourn the meeting from time to time. Once a quorum has been established at a shareholders’ meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Section 7. Voting. If a quorum is present, action on a matter, other than the election of directors, shall be approved if the votes cast by the shareholders represented at the meeting and entitled to vote on the subject matter favoring the action exceeds the votes cast opposing the action, unless a greater number of affirmative votes or voting by classes is required by Florida law or by the Articles of Incorporation. Directors shall be elected in accordance with Article III, Section 3, of these Bylaws. Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, unless otherwise provided under the articles of incorporation or any amendment thereof or under Florida law. An alphabetical list of shareholders entitled to notice of a shareholders’ meeting shall be available for inspection by any shareholder for a period of 10 days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at a place as permitted by Section 607.0720 of Florida law.

Section 8. Proxies. A shareholder entitled to vote at any meeting of shareholders or any adjournment thereof may vote in person or by proxy. A shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form, either personally or by his attorney-in-fact. An appointment of proxy is effective when received by the Secretary or other officer or agent authorized to tabulate votes. If an appointment form designates two or more persons to act as proxies, a majority of these persons present at the meeting, or if only one is present, that one, has all of the powers conferred by the instrument upon all the persons designated unless the instrument provides otherwise. No appointment shall be valid for more than 11 months after the date of its execution unless a longer period is expressly provided in the appointment form.

Section 9. Shareholder Action Without A Meeting. Any action required or permitted to be taken at any shareholders’ meeting may be taken without a meeting, without prior notice and without a vote if the action is taken by the holders of outstanding stock entitled to vote thereon having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. In order to be effective, the action must be evidenced by one or more written consents describing the action to be taken, dated and signed by approving shareholders having the requisite number of votes entitled to vote thereon, and delivered to the Secretary or other officer or agent of the Corporation having custody of the book in which proceedings of meetings of the Corporation are recorded. Within 10 days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action, which notice shall comply with the provisions of Florida law.

ARTICLE III

Directors

Section 1. Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board of Directors. Directors must be natural persons who are at least 18 years of age but need not be residents of Florida or shareholders of the Corporation.

Section 2. Compensation. Unless specifically authorized by a resolution of the Board of Directors, the directors shall serve in such capacity without compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors. No such payments shall preclude any director from serving in any other capacity and receiving compensation therefor.

Section 3. Number, Election & Term. The number of directors of the Corporation shall be fixed from time to time, within any limits set forth in the Articles of Incorporation, by resolution of the Board of Directors or shareholders. Any decrease in the number of directors shall not shorten the term of an incumbent director. Directors shall be elected annually, at the annual meeting of shareholders of the Corporation, by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The terms of the initial directors of the Corporation expire at the first shareholders’ meeting at which directors are elected and when their successors are elected and shall qualify, or upon their earlier resignation, removal from office or death. The terms of all other directors expire at the next annual shareholders’ meeting following their election and when their successors are elected and shall qualify, or upon their earlier resignation, removal from office or death. The Chairman of the Board of Directors shall preside at all meetings of directors and of shareholders.

Section 4. Vacancies. Any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or by the shareholders at an annual meeting or special meeting called for that purpose. A director elected to fill a vacancy shall hold office only until the next shareholders’ meeting at which directors are elected. If there are no remaining directors, any vacancy shall be filled by the shareholders.

Section 5. Removal of Directors. The shareholders may remove one or more directors with or without cause. A director may be removed by the shareholders at a meeting of shareholders, provided the notice of the meeting states that the purpose, or one of the purposes, of the meeting is the removal of the director.

Section 6. Quorum and Voting. A majority of the number of directors fixed by or in accordance with these Bylaws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present shall be the act of the Board of Directors.

Section 7. Deemed Assent. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) the director objects at the beginning of the meeting (or promptly upon his arrival) to the holding of the meeting or transacting specified business at the meeting, or (ii) the director votes against or abstains from the action taken.

Section 8. Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees each of which must have at least two members and, to the extent provided in the designating resolution, shall have and may exercise all the authority of the Board of Directors, except such authority as may be reserved to the Board of Directors under Florida law.

Section 9. Meetings. Regular and special meetings of the Board of Directors shall be held at the principal place of business of the Corporation or at any other place, within or outside the State of Florida, designated by the person or persons entitled to give notice of or otherwise call the meeting. Meetings of the Board of Directors may be called by the Chairman of the Board or by the President. A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of an adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the directors who were present. Members of the Board of Directors (and any committee of the Board of Directors) may participate in a meeting of the Board of Directors (or any committee of the Board of Directors) by means of a telephone conference or similar communications equipment through which all persons participating may simultaneously hear each other during the meeting; participation by these means constitutes presence in person at the meeting.

Section 10. Notice of Meetings. Regular meetings of the Board of Directors may be held without notice of the date, time, place or purpose of the meeting, so long as the date, time and place of such meetings are fixed generally by the Board of Directors. Special meetings of the Board of Directors must be preceded by at least 2 days’ written notice of the date, time and place of the meeting. The notice need not describe either the business to be transacted at or the purpose of the special meeting.

Section 11. Waiver of Notice. Notice of a meeting of the Board of Directors need not be given to a director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of that meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting and the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened. The waiver of notice need not describe either the business to be transacted at or the purpose of the special meeting.

Section 12. Director Action Without a Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors (or a committee of the Board of Directors) may be taken without a meeting if the action is taken by the written consent of all members of the Board of Directors (or of the committee of the Board of Directors). The action must be evidenced by one or more written consents describing the action to be taken and signed by each director (or committee member), which consent(s) shall be filed in the minutes of the proceedings of the Board of Directors. The action taken shall be deemed effective when the last director signs the consent, unless the consent specifies otherwise.

ARTICLE IV

Officers

Section 1. Officers. The officers of this Corporation shall consist of a President, such number of Executive Vice Presidents, Senior Vice Presidents and Vice Presidents as the Board of Directors may designate, and a Secretary, and may include a Treasurer, CFO, and such other officers as the Board of Directors may determine. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors from time to time and they shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. Any two or more offices may be held by the same person, except that the President may not also be the Secretary or an Assistant Secretary.

Section 2. Compensation. Salaries or other compensation of the officers may be fixed from time to time by the Board of Directors.

Section 3. President. Subject to the direction and control of the Board of Directors, the President shall be the chief executive officer of the Corporation, shall have general and active management of the business and affairs of the Corporation; shall ensure that all orders and resolutions of the Board of Directors are carried into effect; and shall exercise all powers and perform all duties incident to the office of the President and such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these Bylaws or the Board of Directors.

Section 4. Executive Vice President. In the absence of the President or in the event of the inability or refusal of the President to act, the Executive Vice Presidents, if any, (in the order of their rank, as specified by the Board of Directors, or in the absence of such specification then in the order of their elections) shall perform all duties of the President, and when so acting shall have all of the powers of and be subject to all the restrictions upon, the President. The Executive Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them by the President, the Board of Directors or these Bylaws.

Section 5. Senior Vice Presidents and Vice President. In the absence of the Executive Vice Presidents or in the event of the inability or refusal of the Executive Vice Presidents to act, the Senior Vice Presidents, if any, or if none, the Vice Presidents, in order of their rank, as specified by the Board of Directors, or in the absence of such specification, then in the order of their election shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Senior Vice Presidents and Vice Presidents shall have such other powers and perform such other duties as may from time to time be prescribed for them by the President, the Board of Directors or these Bylaws.

Section 6. Secretary. The Secretary shall have the custody of and shall maintain all of the corporate records except the financial records; shall record the minutes of all meetings of the Board of Directors and shall send out all notices of meetings; and perform such other duties as may be prescribed by the Board of Directors, under whose supervision he shall act. He shall have custody of the corporate seal of the Corporation and he, or an assistant secretary, shall have authority to affix the same to an instrument requiring it and, when so affixed, it may be attested by his signature or the signature of such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing of his signature.

Section 7. Treasurer/ CFO. The Treasurer/CFO shall have custody of all corporate funds and financial records; shall keep full and accurate accounts of receipts and disbursements and render accounts thereof at the annual meetings of the Shareholders and whenever else required by the Board of Directors or President; and shall perform such other duties as may be prescribed by the Board of Directors or President.

Section 8. Removal of Officers. An officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors, either with or without cause, whenever in its judgment the best interest of the Corporation will be served thereby.

Section 9. Resignation of Officer. An officer may resign at any time by delivering notice to the Corporation. The resignation shall be effective upon receipt, unless the notice specifies a later effective date. If the resignation is effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date provided the Board of Directors provides that the successor officer does not take office until the future effective date.

ARTICLE V

Stock Certificates

Section 1. Issuance. Every holder of shares in the Corporation shall be entitled to have a certificate representing all shares to which he is entitled. No certificate shall be issued for any share until the consideration therefor has been fully paid.

Section 2. Form. Certificates representing shares in the Corporation shall be signed by the President and the Secretary of the Corporation, or by any other officer or officers designated by the Board of Directors.

Section 3. Registered Shareholders. The Corporation shall be entitled to treat the holder of record of shares as the holder in fact and, except as otherwise provided by Florida law, shall not be bound to recognize any equitable or other claim to or interest in the shares.

Section 4. Transfer of Shares. Shares of the Corporation shall be transferred on its books only after the surrender to the Corporation or the transfer agent of the share certificates, if any, duly endorsed by the holder of record or attorney-in-fact. If the surrendered certificates are canceled, new certificates shall be issued to the person entitled to them, and the transaction recorded on the books of the Corporation.

Section 5. Lost, Stolen or Destroyed Certificates. If a shareholder claims to have lost or destroyed a certificate of shares issued by the Corporation, a new certificate shall be issued upon delivery to the Corporation of an affidavit of that fact by the person claiming the certificate of shares to be lost, stolen or destroyed, and, at the discretion of the Board of Directors, upon the deposit of a bond or other indemnity as the Board of Directors reasonably requires.

ARTICLE VI

Distributions

The Board of Directors may from time to time authorize and declare, and the Corporation may pay, distributions (including but not limited to dividends on, and redemptions and other acquisitions of shares of the Corporation’s stock) on its outstanding shares in cash, property, or its own shares, provided any such distribution is in compliance with the applicable restrictions and other provisions of Florida law.

ARTICLE VII

Corporate Records; Shareholder

Inspection Rights; Financial Information

Section 1. Corporate Records.

(A) The Corporation shall keep as permanent records minutes of all meetings of its shareholders and Board of Directors, a record of all actions taken by the shareholders or Board of Directors without a meeting, and a record of all actions taken by a committee of the Board of Directors in place of the Board of Directors on behalf of the Corporation.

(B) The Corporation shall maintain accurate accounting records and a record of its shareholders in a form that permits preparation of a list of the names and addresses of all shareholders in alphabetical order by class of shares showing the number and series of shares held by each.

(C) The Corporation shall keep a copy of: its Articles of Incorporation or restated Articles of Incorporation and all amendments to them currently in effect; its Bylaws or restated Bylaws and all amendments currently in effect; resolutions adopted by the Board of Directors creating one or more classes or series of shares and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding; the minutes of all shareholders’ meetings and records of all actions taken by shareholders without a meeting for the past three years; written communications to all shareholders generally or all shareholders of a class or series within the past three years, including the financial statements furnished for the past three years; a list of names and business street addresses of its current directors and officers; and its most recent annual report delivered to the Department of State.

(D) The Corporation shall maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

Section 2. Shareholder Inspection Rights.

(A) A shareholder is entitled to inspect and copy, during regular business hours at the Corporation’s principal office, any of the corporate records described in Section 1(C) of this Article if such shareholder gives the Corporation written notice of the demand at least 5 business days before the date on which he wishes to inspect and copy the records.

(B) A shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the Corporation if the shareholder gives the Corporation written notice of this demand at least 5 business days before the date on which he wishes to inspect and copy the records, provided (a) the demand is made in good faith and for a proper purpose; (b) the shareholder describes with reasonable particularity the purpose and the records he desires to inspect; and (c) the records are directly connected with his purpose: (i) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board on behalf of the Corporation, minutes of any meeting of shareholders, and records of any action taken by the shareholders or Board of Directors without a meeting; (ii) accounting records of the Corporation; (iii) the record of shareholders; and (iv) any other books and records of the Corporation.

(C) This Section 2 does not affect the right of a shareholder to inspect the Corporation’s list of shareholders pursuant to Article II, Section 7 of these Bylaws or, if the shareholder is in litigation with the Corporation, to the same extent as any other litigant or the power of a court to compel the production of corporate records for examination.

(D) The Corporation may deny any demand for inspection made pursuant to subsection (B) of this Section 2 if the demand was made for an improper purpose, or if the demanding shareholder has, within the 2 years preceding his demand, sold or offered for sale any list of shareholders of the Corporation or of any other corporation, has aided or abetted any person in procuring any list of shareholders for that purpose, or has improperly used any information secured through any prior examination of the records of this Corporation or any other corporation.

Section 3. Financial Statements for Shareholders.

(A) Unless modified by resolution of the shareholders within 120 days after the close of each fiscal year, the Corporation shall furnish its shareholders with annual financial statements which may be consolidated or combined statements of the Corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flows for that year. If financial statements are prepared for the Corporation on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis.

(B) If the annual financial statements are reported upon by a public accountant, his report must accompany them. If not, the statements must be accompanied by a statement of the President, the Treasurer or the person responsible for the Corporation’s accounting records stating his reasonable belief whether the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation and describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

(C) The Corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year or within such additional time thereafter as is reasonably necessary to enable the Corporation to prepare its financial statements. Thereafter, on written request from a shareholder who was not mailed the statements, the Corporation shall mail him the latest annual financial statements.

Section 4. Other Reports to Shareholders.

(A) If the Corporation indemnifies or advances expenses to any director, officer, employee or agent otherwise than by court order or action by the shareholders or by an insurance carrier pursuant to insurance maintained by the Corporation, the Corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next annual shareholders’ meeting, or prior to the meeting if the indemnification or advance occurs after the giving of the notice but prior to the time the annual meeting is held. This report shall include a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

(B) If the Corporation issues or authorizes the issuance of shares for promises to render services in the future, the Corporation shall report in writing to the shareholders the number of shares authorized or issued, and the consideration received by the Corporation, with or before the notice of the next annual shareholders’ meeting.

ARTICLE VIII

Indemnification

Section 1. Right to Indemnification. Each person (including here and hereinafter, the heirs, executors, administrators, or estate of such person) (1) who is or was a director or officer of the Corporation or (2) who is or was serving at the request of the Corporation as its representative in the position of director, officer, agent, or employee of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Corporation as of right to the fullest extent permitted or authorized by current or future law or by current or future judicial or administrative decision (but, in the case of any such future legislation or decision, only to the extent that it permits the Corporation to provide broader indemnification rights than permitted prior to such legislation or decision), against any fine, liability, cost or expense, including attorneys’ fees, asserted against him or incurred by him in his capacity as such director, officer, agent, employee, or representative, or arising out of his status as such director, officer, agent, employee or representative.

Section 2. Advance of Costs, Charges and Expenses. Costs, charges and expenses (including attorneys’ fees) incurred by a person referred to in Section 1 of this Article in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, upon receipt in the case of a director or officer, of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article, and upon satisfaction of such other conditions as are required by current or future legislation (but with respect to future legislation, only to the extent that is provides conditions less burdensome to the director, officer, employee, agent or representative, and to the Corporation, than those provided previously). Such cost, charges and expenses incurred by other employees, agents and representatives may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may, in the manner set forth above, and upon approval of such director, officer, employee, agent or representative of the Corporation, authorize the Corporation’s counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

Section 3. Procedure for Indemnification. Any indemnification or advance of costs, charges and expenses under this Article shall be made promptly, and in any event within 60 days, upon the written request of the director, officer, employee, agent or representative. The right to indemnification or advances as granted by this Article shall be enforceable by the director, officer, employee, agent or representative in any court of competent jurisdiction, if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 60 days. Such person’s costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action that the claimant has not met the applicable standard of conduct, if any, required as a prerequisite to such indemnification or advances under the Florida Business Corporation Act, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board of Directors or a committee thereof, its independent legal counsel, and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct, nor the fact that there has been an actual determination by the Corporation (including the Board of Directors or a committee thereof, its independent legal counsel, and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 4. Other Rights: Continuance of Right to Indemnification. The indemnification or advance of costs, charges and expenses provided by this Article shall not be deemed exclusive of any other or future rights to which a person seeking indemnification may be entitled under any law (common or statutory), agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation. All rights to indemnification or advance of costs, charges and expenses under this Article shall be deemed to be a contract between the Corporation and each director, officer, employee, agent or representative of the Corporation described in Section 1 of this Article who serves or served in such capacity at any time while this Article is in effect. Any repeal or modification of this Article or any repeal or modification of relevant provisions of the Florida Business Corporation Act or any other applicable laws shall not in any way diminish any rights to indemnification of such director, officer, employee, agent or representative or the obligations of the Corporation arising hereunder.

Section 5. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the legal power to directly indemnify him against such liability.

Section 6. Constituent Corporations. For the purposes of this Article, references to “the Corporation” includes all of the subsidiaries of the Corporation and the constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee or agent of one of our subsidiaries or a constituent corporation or is or was serving at the request of one of our subsidiaries or a constituent corporation as a director, officer, employee or agent of another corporation shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

Section 7. Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer, and each employee, agent and representative of the Corporation described in Section 1 of this Article, as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by an applicable portion of this Article that shall not have been invalidated to the full extent permitted by applicable law.

ARTICLE IX

Miscellaneous

Section 1. Corporate Seal. The corporate seal, if any, of the Corporation shall be circular in form and shall include the name and jurisdiction of incorporation of the Corporation.

Section 2. Fiscal Year. The fiscal year of the Corporation shall end on the last day of September of each calendar year, unless otherwise fixed by resolution of the Board of Directors.

Section 3. Checks. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the President or such other officer(s) or agent(s) of the Corporation as shall be determined from time to time by resolution of the Board of Directors.

ARTICLE X

Amendment

These Bylaws may be altered, amended or repealed, and new Bylaws adopted, by the Board of Directors or by the shareholders.

ARTICLE XI

Next Redemption

The next date on which stock is redeemed by the Corporation pursuant to Article VIII of the Corporation’s Bylaws (as they existed prior to this Second Amendment and Restatement) shall be deemed to be the Effective Time. For purposes of this Article X, “Effective Time” shall have the meaning set forth in the Agreement and Plan of Merger, dated as of August 1, 2010, by and among WS Atkins plc, Faldo MAS, Inc., and the Corporation.

ANNEX B

745 Seventh Avenue New York, NY 10019 United States

August 1, 2010

Board of Directors

The PBSJ Corporation

4030 West Boy Scout Boulevard

Tampa, FL 33607

Members of the Board of Directors:

We understand that The PBSJ Corporation (the “Company”) intends to enter into a transaction (the “Proposed Transaction”) with WS Atkins plc (“Atkins”) pursuant to which (i) Acquisition Co., a wholly-owned subsidiary of Atkins (the “Merger Sub”) will merge with and into the Company, whereupon the separate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation, and (ii) pursuant to the terms of the Agreement (as defined below), each issued and outstanding share of common stock of the Company (the “Company Common Stock”) will be converted into the right to receive $17.137 in cash (the “Consideration”). The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and Plan of Merger, dated August 1, 2010, by and among the Company, Atkins and the Merger Sub (the “Agreement”). The summary of the Proposed Transaction set forth above is qualified in its entirety by the terms of the Agreements.

We have been requested by the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company’s stockholders of the Consideration to be offered to such stockholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company’s underlying business decision to proceed with or effect the Proposed Transaction or the likelihood of consummation of the Proposed Transaction. In addition, we express no opinion on, and our opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Proposed Transaction, or any class of such persons, relative to the Consideration to be offered to the stockholders of the Company in the Proposed Transaction.

In arriving at our opinion, we reviewed and analyzed: (1) the Agreement and the specific terms of the Proposed Transaction; (2) publically available information concerning the Company that we believe to be relevant to our analysis, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2009 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010; (3) publically available information concerning Atkins that we believe to be relevant to our analysis, including its Annual Report for the fiscal year ended March 31, 2010; (4) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including (i) financial projections of the Company prepared by management of the Company (the “Company Base Case Projections”) and (ii) separate financial projections of the Company prepared by management of the Company based on certain somewhat more conservative assumptions and estimates (the “Company Standalone Projections”); (5) a comparison of the historical financial results and present financial condition of the Company with those of other companies that we deemed relevant; (6) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other recent transactions that we deemed relevant; (7) third party independent valuation reports prepared for the Company addressing the Company’s employee stock option plan (the “Company’s ESOP”) and the value of the Company Common Stock based on the Company’s financials as of the fiscal year ended September 30, 2009 (the “2009 ESOP Reports”); (8) a draft of a third party independent valuation report dated as of June 14, 2010 prepared for the Company addressing the Company’s ESOP and the estimated value of the Company

Common Stock based on the Company’s financials as of fiscal quarter ended March 31, 2010 (the “2010 ESOP Estimate Report” and together with the 2009 ESOP Reports, the “Company’s ESOP Reports”); and (9) the results of our efforts to solicit indications of interest and definitive proposals from third parties with respect to an acquisition of the Company. In addition, we have had discussions with the management of the Company concerning its business, operations, assets, liabilities, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without any independent verification of such information and have further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Company Base Case Projections, upon the advice of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting estimates and judgments of the management of the Company as to the future financial performance of the Company. With respect to the Company Standalone Projections, upon the advice of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and we have primarily relied on such projections in arriving at our opinion. With respect to the Company’s ESOP Reports, we have discussed these reports with the management of the Company and, upon the advice of the Company, we have assumed that the Company’s ESOP Reports are a reasonable basis upon which to evaluate the Company’s ESOP and the value of the Company Common Stock. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the company and, other than the Company’s ESOP Reports, we have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. In addition, we understand that the Company has voluntarily reported potential Foreign Corrupt Practices Act (“FCPA”) violations to the Department of Justice and to the Securities and Exchange Commission and our analyses and opinion do not in any manner address such FCPA violations or the impact on the Company of financial penalties or sanctions, if any, that may be assessed for any such FCPA violations. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We assume no responsibility for updating or revising our opinion based on events or circumstances that may occur after the date of this letter.

We have assumed the accuracy of the representations and warranties contained in the Agreement and all agreements related thereto. We have also assumed, upon the advice of the Company, that all material governmental, regulatory and third party approvals, consents and releases for the Proposed Transaction will be obtained within the constraints contemplated by the Agreement and that the Proposed Transaction will be consummated in accordance with the terms of the Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. We do not express any opinion as to any tax or other consequences that might result from the Proposed Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from qualified professionals.

Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the Consideration to be offered to the stockholders of the Company in the Proposed Transaction is fair to such stockholders.

We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive a fee for our services a portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement. Barclays Capital Inc. and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of our business, we and our affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of Atkins for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.

This opinion, the issuance of which has been approved by our Fairness Opinion Committee, is for the use and benefit of the Board of Directors of the Company and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote or act with respect to any matter relating to the Proposed Transaction.

Very truly yours,

/s/ Barclays Capital

BARCLAYS CAPITAL INC.

THE PBSJ CORPORATION

EMPLOYEE PROFIT SHARING AND STOCK OWNERSHIP PLAN

GreatBanc Trust Company

Independent Fiduciary

September 8, 2010

Dear Participant:

As disclosed in detail in the proxy statement which accompanies this letter, at a special meeting of shareholders of The PBSJ Corporation (“PBSJ”) to be held on October 1, 2010 (the “Special Meeting”), the shareholders of PBSJ will consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of August 1, 2010 (the “Merger Agreement”), among WS Atkins plc (“Atkins”), Faldo MAS, Inc., a wholly owned subsidiary of Atkins (“Faldo MAS”), and PBSJ. If the Merger Agreement is approved and adopted and the contemplated merger completed, Faldo MAS will be merged with and into PBSJ (the “Merger”), with PBSJ being the surviving corporation in the Merger. Each outstanding share of PBSJ Class A common stock (other than shares owned by PBSJ (or any subsidiary of PBSJ) as treasury stock, Atkins or Faldo MAS) will be converted into the right to receive $17.137 in cash, without interest and less any required withholding taxes. As a result, The PBSJ Corporation Employee Profit Sharing and Stock Ownership Trust (the “ESOP Trust”), which implements and forms a part of The PBSJ Corporation Employee Profit Sharing and Stock Ownership Plan (the “ESOP/401(k) Plan”) would receive cash in exchange for each share of PBSJ Class A common stock that it owns, as described in the proxy statement.

The ESOP/401(k) Plan’s records indicate that your accounts currently have shares of PBSJ Class A common stock allocated to them. The number of shares was reported to you on your quarterly statement for the quarter ended June 30, 2010. This number of shares, as reported, should be the same as the number indicated on your enclosed confidential Voting Instruction Card.

If the Merger is completed, the shares of PBSJ Class A common stock allocated to your accounts in the ESOP/401(k) Plan will be sold, and your accounts will be credited with cash merger consideration of $17.137 per share of PBSJ Class A common stock.

Pursuant to the terms of the ESOP/401(k) Plan and applicable law, you are entitled to direct The Charles Schwab Trust Company, as Trustee of the ESOP/401(k) Plan (the “Trustee”), as to how to vote the shares of PBSJ Class A common stock allocated to your accounts in the ESOP Trust with respect to the approval and adoption of the Merger Agreement and the Merger. To assist you in reaching a decision regarding this direction, this letter is accompanied by a copy of the proxy statement distributed by PBSJ to its shareholders of record regarding the exercise of their voting rights. We have also included, in question and answer format, an ESOP Supplement which provides you with additional information related to the ESOP/401(k) Plan. Finally, we have enclosed a confidential Voting Instruction Card for the number of shares of PBSJ Class A common Stock allocated to your accounts under the ESOP/401(k) Plan as of June 30, 2010. This number should correspond to the number of shares previously reported to you by PBSJ. You will need to complete and return the confidential Voting Instruction Card no later than noon (CT) on September 29, 2010 to allow the Trustee to submit a proxy for the Special Meeting and vote the shares of PBSJ Class A common stock allocated to your accounts in the ESOP/401(k) Plan. Instructions for completing and returning the confidential Voting Instruction Card are included in the ESOP Supplement and the Voting Instruction Card.

GreatBanc Trust Company (the “Independent Fiduciary”) has been appointed to act as the independent fiduciary with respect to the voting of the shares of PBSJ Class A common stock held by the ESOP Trust for the benefit of participants who do not submit directions to the Trustee. If you do not instruct the Trustee as to how the shares of PBSJ Class A common stock allocated to your accounts within the ESOP/401(k) Plan should be voted, then the Independent Fiduciary, in its discretion, will direct the Trustee as to how to vote those shares. Accordingly, if you are a participant in the ESOP/401(k) Plan and you do not instruct the Trustee as to how to vote the shares allocated to your accounts, the Independent Fiduciary may direct that those shares be voted for, against or abstained with respect to the approval and adoption of the Merger Agreement and the Merger.

The Independent Fiduciary has engaged Stout Risius Ross, Inc. (“SRR”) as its independent financial advisor with respect to the proposed Merger and has requested its written opinion as of the closing as to whether the consideration received for the PBSJ shares held by the ESOP Trust is not less than fair market value and whether the Merger is fair to the ESOP Trust from a financial point of view. In rendering its opinion to the Independent Fiduciary, SRR will rely, without independent verification, upon the accuracy and completeness of information supplied to it by PBSJ, its affiliates and their representatives, including, without limitation, PBSJ’s historical financial statements. However, SRR will exercise its independent judgment in evaluating this information, and it will not rely on information that it determines to be inadequate or incomplete. SRR will be paid a non-contingent fixed fee by PBSJ to provide the opinions described above. PBSJ has also agreed to indemnify SSR against certain liabilities arising out of the issuance of its opinions.

We strongly encourage you to read carefully the entire proxy statement along with the ESOP Supplement. Your vote is important and must be made voluntarily. Your vote cannot be coerced or unduly influenced by anyone. Your instructions will be kept strictly confidential and only an aggregate vote of all shares will be delivered by the Trustee in connection with the Merger. If you believe that anyone has attempted to coerce or unduly influence your instructions or if you merely have any questions or concerns about the Merger, your vote, the process or the ESOP/401(k) Plan, please contact Donald J. Vrana, our chief financial officer, immediately at (800) 477-7275.

Please submit your confidential Voting Instruction Card so that it is received by Wells Fargo Shareowner Services, the inspector of elections appointed for the Special Meeting, no later than noon (CT) on September 29, 2010, or submit your voting directions to the Trustee via telephone or the Internet no later than 11:59 p.m. (CT) on September 29, 2010.

Sincerely,

GreatBanc Trust Company

Independent Fiduciary

ESOP SUPPLEMENT

QUESTIONS AND ANSWERS

The following questions and answers briefly address some commonly asked questions regarding the proposed merger and its impact on the participants in The PBSJ Corporation Employee Profit Sharing and Stock Ownership Plan (the “ESOP/401(k) Plan”) and the voting of the shares of Class A common stock of The PBSJ Corporation (“PBSJ”) held by The PBSJ Corporation Employee Profit Sharing and Stock Ownership Trust (the “ESOP Trust”) which implements and forms a part of ESOP/401(k) Plan. These questions and answers may not address all questions that may be important to you as a participant in the ESOP/401(k) Plan. If you have any additional questions, please contact Donald J. Vrana, our chief financial officer, at (800) 477-7275.

Q.	What matters will be voted upon at the Special Meeting?

A.	At the special meeting of the shareholders of PBSJ, to be held on October 1, 2010 (the “Special Meeting”), the holders of the outstanding shares of PBSJ’s Class A common stock entitled to vote at the Special Meeting will vote on a proposal to approve and adopt the Agreement and Plan of Merger that PBSJ entered into with WS Atkins plc (“Atkins”) and Faldo MAS, Inc., a wholly owned subsidiary of Atkins (“Faldo MAS”), on August 1, 2010 (the “Merger Agreement”).

Q.	What is the proposed transaction?

A.	If the Merger Agreement and Merger are approved and adopted and all closing conditions are satisfied or waived, Faldo MAS will merge with and into PBSJ, and PBSJ will be the surviving entity (the “Merger”). As a result, PBSJ will become a wholly owned subsidiary of Atkins.

Q.	If the Merger is completed, what will the ESOP Trust receive for shares of PBSJ Class A common stock allocated to my accounts in the ESOP/401(k) Plan?

A.	The shares of PBSJ Class A commons stock allocated to your accounts will be converted into the right to receive cash equal to $17.137 per share, without interest and less any required withholding taxes.

Q.	What is the required vote to approve and adopt the Merger Agreement and the Merger?

A.	To approve and adopt the Merger Agreement and the Merger, holders of a majority of the outstanding shares of PBSJ Class A common stock entitled to vote at the Special Meeting must vote FOR the proposal to approve and adopt the Merger Agreement and the Merger. Each share of Class A common stock (other than a share of restricted stock) is entitled to one vote. Because the ESOP Trust holds 8,676,047.76 shares or approximately 52.6% of the total outstanding shares of PBSJ Class A common stock, it is important that you direct the Trustee of the ESOP/401(k) Plan, The Charles Schwab Trust Company (the “Trustee”), as to how it should vote the shares allocated to your accounts under the ESOP/401(k) Plan. The Trustee will vote the shares allocated to your accounts in the ESOP/401(k) Plan in accordance with your direction, the ESOP/401(k) Plan and applicable law.

Q.	Who may vote at the Special Meeting?

A.

Only shareholders of record as of the close of business on September 1, 2010 may vote at the Special Meeting. As of the record date, PBSJ had 16,064,628.59 shares of Class A common stock outstanding and entitled to vote. Of this amount, the ESOP Trust held 8,676,047.76 shares or approximately 54.0% of the outstanding shares of PBSJ Class A common stock entitled to vote. Shares held by the ESOP Trust are to be voted under the ESOP/401(k) Plan and applicable law by the Trustee based on the directions of participants as to the shares allocated to their accounts in the ESOP/401(k) Plan. GreatBanc Trust Company (the “Independent

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Fiduciary”) has been appointed to act as the independent fiduciary with respect to the voting of the shares of PBSJ Class A common stock held by the ESOP Trust for the benefit of participants who do not submit directions to the Trustee. The Independent Fiduciary, acting in a manner it determines to be prudent and solely in the best interests of participants, will direct the Trustee how to vote any shares not directed by ESOP participants.

Q.	What do I need to do now?

A.	After carefully reading and considering the information contained in this ESOP Supplement and the accompanying proxy statement, please direct the Trustee how to vote the shares of PBSJ Class A common stock allocated to your accounts in the ESOP/401(k) Plan by signing, dating and returning the enclosed confidential Voting Instruction Card to Wells Fargo Shareowner Services soon as possible. The Voting Instruction Card must be received by Wells Fargo Shareowner Services no later than noon (CT) on September 29, 2010. You may also submit your voting directions to the Trustee via telephone or the Internet by following the directions on the Voting Instruction Card. You may submit your voting directions via telephone or the Internet until 11:59 p.m. (CT) on September 29, 2010.

Q.	Can I change my direction to the Trustee?

A.	Yes. You can change your direction to the Trustee by submitting by mail a new Voting Instruction Card dated after the date of the Voting Instruction Card being revoked or by submitting a new direction by telephone or Internet as described in the Voting Instruction Card. Your new direction must be received within the deadlines set forth in the immediately preceding Question and Answer. You may not change your direction to the Trustee at the special meeting.

Q:	Must the Trustee follow my direction for voting shares allocated to my ESOP/401(k) Plan accounts?

A:	The Internal Revenue Code and the terms of the ESOP/401(k) Plan provide that you have the right to direct the Trustee with respect to the voting of shares allocated to your ESOP/401(k) Plan accounts. Except in very unusual circumstances (which are not expected to arise here), the Trustee will follow the direction you provide. However, the Employee Retirement Income Security Act of 1974 provides that the Trustee must disregard your direction and vote the shares in the Trustee’s discretion in circumstances where the direction provided is contrary to the Trustee’s duty under ERISA. We do not expect that situation to arise in connection with your directions to the Trustee.

Q.	Can I vote in person at the Special Meeting?

A.	Shareholders of record as of the close of business on September 1, 2010 may vote in person at the Special Meeting. However, with respect to shares of PBSJ Class A common stock allocated to your ESOP/401(k) Plan accounts, you may not vote in person at the Special Meeting. Instead, please direct the Trustee how to vote those shares by following the methods described in the two immediately preceding Questions and Answers.

Q.	What if I do not provide a voting direction to the Trustee?

A.	If you fail to provide directions to the Trustee in a timely manner as to how to vote the shares of PBSJ Class A common stock allocated to your accounts in the ESOP/401(k) Plan, the Independent Fiduciary in its discretion, acting in a manner it determines to be prudent and solely in the best interests of participants, subject to its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended, will direct the Trustee how to vote the shares.

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Q.	What happens if I direct that my allocated shares be voted AGAINST the proposal to approve and adopt the Merger Agreement and the Merger?

A.	If the holders of a majority of the outstanding shares of PBSJ Class A common stock vote FOR the proposal to approve and adopt the Merger Agreement and the Merger, then, subject to the satisfaction or waiver of all other closing conditions, the Merger will occur regardless of whether you directed the Trustee to vote your allocated shares AGAINST approval and adoption. If the holders of a majority of the outstanding shares of PBSJ Class A common stock do not vote FOR the proposal to approve and adopt the Merger Agreement and the Merger, then the Merger will not occur regardless of whether you directed the Trustee to vote your allocated shares FOR approval and adoption.

Q.	Will I owe taxes with respect to my allocated shares of PBSJ Class A common stock as a result of the Merger?

A.	The conversion of shares of PBSJ Class A common stock owned by the ESOP into cash pursuant to the Merger will not be a taxable event for the ESOP/401(k) Plan or any participant in the ESOP/401(k) Plan. The cash received by the ESOP/401(k) Plan pursuant to the merger will be held and invested in accordance with the ESOP/401(k) Plan and distributed to participants in accordance with the terms of the ESOP/401(k) Plan. Please see the section of the proxy statement entitled “Material U.S. Federal Income Tax Consequences—Taxation With Respect to ESOP/401(k) Plan Shares” for a discussion of the tax consequences of the Merger.

YOU SHOULD CONSULT YOUR TAX AND OTHER ADVISORS FOR ADDITIONAL INFORMATION REGARDING THE TAXATION OF ANY DISTRIBUTIONS FROM THE ESOP/401(k) PLAN.

Q.	When does PBSJ expect to complete the Merger?

A.	PBSJ is working toward completing the Merger as quickly as practicable. The Merger cannot be completed until a number of closing conditions are satisfied, including approval and adoption of the Merger Agreement and the Merger by PBSJ’s shareholders at the Special Meeting. The Merger Agreement provides that the closing of the Merger will occur as promptly as practicable after the satisfaction or waiver of all of the conditions to the closing as set forth in the Merger Agreement. The closing of the Merger is currently expected to occur in the early fall of 2010.

Q.	Who can help answer my questions?

A.	If you have questions about the ESOP/401(k) Plan, the Merger, the Merger Agreement or the Special Meeting after reading this ESOP Supplement and the accompanying proxy statement, you should contact Donald J. Vrana, our chief financial officer, at (800) 477-7275.

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THE PBSJ CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

Friday, October 1, 2010

9:00 a.m.

The PBSJ Corporation Headquarters Building

4030 West Boy Scout Boulevard, Suite 1000

Tampa, Florida 33607

Notice of Internet Availability of Proxy Materials: You can access and review the Proxy Statement on the Internet by going to the following The PBSJ Corporation website: www.pbsj.com/proxy.

The PBSJ Corporation	Special Meeting Proxy Card

This proxy is solicited by the Board of Directors for use at the Special Meeting on October 1, 2010.

The undersigned hereby appoints ROBERT J. PAULSEN and DONALD J. VRANA, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of The PBSJ Corporation that the undersigned may be entitled to vote at the Special Meeting of Shareholders of The PBSJ Corporation to be held on Friday, October 1, 2010, at The PBSJ Corporation Headquarters Building, 4030 West Boy Scout Boulevard, Suite 1000, Tampa, Florida 33607, at 9:00 a.m. (local time), and at any and all postponements or adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS YOU INDICATE OTHERWISE, THIS PROXY WILL BE VOTED “FOR” APPROVAL OF THE AGREEMENT AND PLAN OF MERGER AND THE MERGER IN PROPOSAL 1, AND “FOR” APPROVAL OF THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, IF NECESSARY AND APPROPRIATE, IN PROPOSAL 2, EACH AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

(Continued and to be marked, dated and signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

See reverse for voting instructions.

Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945

COMPANY #

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET – www.eproxy.com/pbsj

Use the Internet to vote your proxy until 11:59 p.m. (CT) on September 30, 2010

PHONE – 1-800-560-1965

Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on September 30, 2010.

Mail – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Please vote, sign, date and promptly return this proxy in the enclosed postage-paid envelope so that it is received by noon (CT) on September 30, 2010.

ò   Please detach here   ò

The Board of Directors Recommends a Vote FOR Each of the Proposals Listed Below.

PROPOSAL 1. To approve the Agreement and Plan of Merger, dated as of August 1, 2010, by and among WS Atkins plc, Faldo MAS, Inc. and The PBSJ Corporation (the “Merger Agreement”), the merger and the other transactions contemplated by the Merger Agreement.	☐ For	☐ Against	☐ Abstain

PROPOSAL 2. To approve of the adjournment or postponement of the Special Meeting, if necessary or appropriate, for, among other reasons, the solicitation of additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1.	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark box, sign, and indicate changes below: ☐	Date

Signature(s) in Box

Please sign exactly as your name appears hereon. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is an entity, please give full entity name and have a duly authorized person sign, stating title.

THE PBSJ CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

Friday, October 1, 2010

9:00 a.m.

The PBSJ Corporation Headquarters Building

4030 West Boy Scout Boulevard, Suite 1000

Tampa, Florida 33607

Notice of Internet Availability of Proxy Materials: You can access and review the Proxy Statement on the Internet by going to the following The PBSJ Corporation website: www.pbsj.com/proxy.

The PBSJ Corporation Employee Profit Sharing and Stock Ownership Plan	Confidential Voting Instruction Card

This Voting Instruction Card is furnished in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting on October 1, 2010.

I hereby direct The Charles Schwab Trust Company, as Trustee of The PBSJ Corporation Employee Profit Sharing and Stock Ownership Plan (the “ESOP/401(k) Plan”), to vote at the Special Meeting of Shareholders of The PBSJ Corporation to be held on October 1, 2010, at The PBSJ Corporation Headquarters Building, 4030 West Boy Scout Boulevard, Suite 1000, Tampa, Florida 33607 at 9:00 a.m. (local time) as indicated on the reverse side of this Voting Instruction Card, all shares of Class A common stock of The PBSJ Corporation allocated to my account in the ESOP/401(k) Plan. The Trustee will vote these shares in accordance with my direction, the ESOP/401(k) Plan and applicable law. If no direction is given to the Trustee, GreatBanc Trust Company, as independent fiduciary of the ESOP/401(k) Plan, will, in its discretion, direct the Trustee as to how to vote those shares.

(Continued and to be marked, dated and signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

See reverse for voting instructions.

Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945

COMPANY #

Submit your direction by Internet,

Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet direction will direct the Trustee to vote the shares allocated to your accounts in the ESOP/401(k) Plan in the same manner as if you marked, signed and returned your Voting Instruction Card.

INTERNET – www.eproxy.com/pbsj

Use the Internet to submit your direction until 11:59 p.m. (CT) on September 29, 2010

PHONE – 1-800-560-1965

Use a touch-tone telephone to submit your direction until 11:59 p.m. (CT) on September 29, 2010.

MAIL – Mark, sign and date your Voting Instruction Card and return it in the postage-paid envelope provided.

If you submit your direction by Internet or by Telephone, you do NOT need to mail back your Voting Instruction Card.

Please vote, sign, date and promptly return this Voting Instruction Card in the enclosed postage-paid return envelope so that it is received by noon (CT) on September 29, 2010.

ò   Please detach here   ò

The Board of Directors Recommends a Vote FOR the Proposals Listed Below.

PROPOSAL 1. To approve the Agreement and Plan of Merger, dated as of August 1, 2010, by and among WS Atkins plc, Faldo MAS, Inc. and The PBSJ Corporation (the “Merger Agreement”), the merger and the other transactions contemplated by the Merger Agreement.	☐ For	☐ Against	☐ Abstain

PROPOSAL 2. To approve of the adjournment or postponement of the Special Meeting, if necessary or appropriate, for, among other reasons, the solicitation of additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1.	☐ For	☐ Against	☐ Abstain

THIS VOTING INSTRUCTION CARD WHEN PROPERLY EXECUTED WILL BE ACTED UPON BY THE TRUSTEE OF THE ESOP/401(k) PLAN AT THE SPECIAL MEETING TO BE HELD ON OCTOBER 1, 2010 IN ACCORDANCE WITH YOUR DIRECTION, THE ESOP/401(k) PLAN AND APPLICABLE LAW.

Address Change? Mark box, sign, and indicate changes below: ☐	Date

Signature(s) in Box Please sign exactly as your name appears hereon. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles.